As filed with the Securities and Exchange Commission on June 8, 1998
                                                     Registration  No. 333-52101
                    Post-Effective Amendment No. 1 to Registration No. 333-06929
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               AMENDMENT NO. 1 TO
                                   FORM S-3/A
                             REGISTRATION STATEMENT
                       AND POST EFFECTIVE AMENDMENT NO. 1
                        UNDER THE SECURITIES ACT OF 1933



                                UACSC AUTO TRUSTS
                     (Issuer with respect to the securities)

                         UAC SECURITIZATION CORPORATION
                   (Originator of the Trusts described herein)
             (Exact name of registrant as specified in its charter)

         Delaware                                          35-1937340
(State or other jurisdiction                            (I.R.S. Employer
    of incorporation or                                Identification No.)
organization of registrant)


                      9240 Bonita Beach Road, Suite 1109-A
                          Bonita Springs, Florida 34135
                                 (941) 948-1850
                        (Address, including ZIP code, and
                          telephone number, including
                           area code, of registrant's
                          principal place of business)


                               LEEANNE W. GRAZIANI
                         UAC Securitization Corporation
                       9240 Bonita Beach Road, Suite 109-A
                          Bonita Springs, Florida 34135
                                 (941) 948-1850

                       (Name, address, including ZIP code,
                        and telephone number, including
                        area code, of agent for service)

                                   Copies to:
      ERIC R. MOY, ESQ.                              RICHARD M. SCHETMAN, ESQ.
     Barnes & Thornburg                            Cadwalader, Wickersham & Taft
   11 South Meridian Street                              100 Maiden Lane
 Indianapolis, Indiana 46204                        New York, New York  10038


     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                              Proposed          Proposed maximum         Amount of
     Title of each class of           Amount to be        maximum offering     aggregate offering      registration
     securities registered            registered          price per unit (1)         price (1)             fee (2)
--------------------------------------------------------------------------------------------------------------------

    Asset Backed Certificates        $1,150,000,000.00          100%            $1,150,000,000.00        $345,361.74
=====================================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.


(2) Determined pursuant to Section 6(b) of the Securities Act. $42,295.78 previously paid in connection with $122,657,757.43 of securities remaining under Registration No. 333-06929 at a rate of 1/29th of one percent, $690.96 previously paid on or about May 7, 1998, and $302,375.00 paid herewith in respect of the addtional $1,025,000,000.00 proposed to be registered hereunder at the rate of $295 per $1,000,000.



     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Pursuant to Rule 429 under the Securities Act, upon effectiveness, this Registration Statement shall contain a combined prospectus which also relates to $122,657,757.43 aggregate amount of securities registered on Form S-3, Registration No. 333-06929 (which was declared effective on July 18, 1996) for which the fee of $42,295.78 (at a rate of 1/29th of one percent), has previously been paid. This Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration No. 333-06929.

                                INTRODUCTORY NOTE

     This Registration Statement contains a form of Prospectus relating to the offering of Series of Asset Backed Certificates by various UACSC Auto Trusts created from time to time by UAC Securitization Corporation and two forms of Prospectus Supplement relating to the offering by UACSC [year] - Auto Trust of the particular Series of Asset Backed Certificates described therein and a preliminary Prospectus Supplement for the proposed UACSC 1998-B Auto Trust utilizing the auto trust structure described in the Prospectus, which transaction which is expected to commence shortly after this registration statement is declared effective. Each form of Prospectus Supplement relates only to the securities described therein and is a form that may be used, among others, by UAC Securitization Corporation to offer Asset Backed Certificates under this Registration Statement.

                              CROSS REFERENCE SHEET

      Name and Caption in Form S-3           Caption in Prospectus
      ----------------------------           ---------------------

1.    Foreport of the Registration
      Statement and Outside Front
      Cover Page of Prospectus............   Front  Cover  Page of  Registration
                                             Statement; Outside Front Cover Page
                                             of   Prospectus    and   Prospectus
                                             Supplements

2.    Inside Front and Outside Back
      Cover Pages of Prospectus...........   Inside   Front   Page    Prospectus
                                             Supplements

3.    Summary Information, Risk Factors
      and Ratio of Earnings to Fixed
      Charges.............................   Summary   of   Terms    (Prospectus
                                             Supplements and Prospectuses), Risk
                                             Factors (Prospectus Supplements and
                                             Prospectus);  Yield and  Prepayment
                                             Considerations          (Prospectus
                                             Supplement)

4.    Use of Proceeds.....................   Use of Proceeds (Prospectus)

5.    Determination of Offering Price.....   *

6.    Dilution............................   *

7.    Selling Security Holders............   *

8.    Plan of Distribution................   Underwriting

9.    Description of Securities to Be
      Registered..........................   Summary   of   Terms    (Prospectus
                                             Supplements  and  Prospectus);  The
                                             Receivables Pools (Prospectus), The
                                             Receivables     Pool    (Prospectus
                                             Supplements);     Description    of
                                             Certificates   (Prospectus);    The
                                             Offered  Certificates   (Prospectus
                                             Supplements); Certain Legal Aspects
                                             of  the  Receivables  (Prospectus);
                                             Certain    Federal    Income    Tax
                                             Consequences (Prospectus)


10.   Interests of Named Experts and
      Counsel.............................   Legal Opinions

11.   Material Changes....................   *

12.   Information with Respect to the
      Registrant..........................   Union  Acceptance  Corporation  and
                                             Affiliates (Prospectus); The Trusts
                                             (Prospectus);   Formation   of  the
                                             Trust   (Prospectus   Supplements);
                                             Description  of  the   Certificates
                                             (Prospectus);      The      Offered
                                             Certificates (Prospectus
                                             Supplement)

13.   Incorporation of Certain
      Information by Reference............   Incorporation       of      Certain
                                             Information       by      Reference
                                             (Prospectus)

14.   Disclosure of Commission Position
      on Indemnification for Securities
      Act Liabilities.....................   See page II-2
-------------
*Not Applicable

               [PROSPECTUS SUPPLEMENT FOR AUTO TRUST/PARTNERSHIP]

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


Subject to completion, dated June 8, 1998
Prospectus Supplement
(To Prospectus Dated May 7, 1998)
$267,980,468.00
UACSC 1998-B Auto Trust

$44,250,000.00  ______%  Class A-1 Money  Market  Automobile  Receivable  Backed
Certificates  $92,750,000.00  ______%  Class A-2  Automobile  Receivable  Backed
Certificates  $39,925,000.00  ______%  Class A-3  Automobile  Receivable  Backed
Certificates  $63,025,000.00  ______%  Class A-4  Automobile  Receivable  Backed
Certificates $28,030,468.00 ______% Class A-5 Automobile Receivable Backed Certificates Class I Interest Only Automobile Receivable Backed Certificates


UAC Securitization Corporation
Depositor
Union Acceptance Corporation                                        [UACSC LOGO]
Servicer


     Interest  at  the  applicable   pass-through  rate  shown  above,  will  be
distributed to Class A Certificateholders (as defined herein) on each Distribution Date (as defined herein), beginning July 8, 1998. Principal will be distributed to Class A Certificateholders on each Distribution Date in the sequence described herein. The Class I Certificates will not receive principal payments, but interest at the Class I Pass-Through Rate of ___% per annum on the Notional Principal Amount (as defined herein) of the Class I Certificates on each Distribution Date until the Notional Principal Amount has been reduced to zero as provided herein. Each Certificate offered hereby will represent an undivided interest in the UACSC 1998-B Auto Trust (the "Trust") to be formed by UAC Securitization Corporation, a Delaware corporation, having its principal office and principal place of business in Bonita Springs, Florida (the "Depositor"). The Trust property will include an irrevocable insurance policy guaranteeing payments of interest and principal on the Class A Certificates and Class I Monthly Interest issued by MBIA Insurance Corporation (the "Insurer") and a Spread Account for the benefit of the Class A Certificateholders and the Class I Certificateholders, as well as the Insurer. Concurrently with the issuance of the Class A Certificates and the Class I Certificates, the Trust will issue a Class IC Automobile Receivable Backed Certificate (the "Class IC Certificate"). The Class IC Certificate will be issued to the Depositor, and will not be offered hereby. The Class A Certificates and the Class I Certificates are together referred to herein as the "Offered Certificates."

     Prior to their issuance there has been no market for the Offered Certificates nor can there be any assurance that one will develop, or if it does develop, that it will provide the holders of the Offered Certificates with liquidity or will continue for the life of the Offered Certificates. The Underwriters (as defined herein) intend, but are not obligated, to make a market in the Offered Certificates.


     The yield to maturity of the Class I Certificates will be sensitive to the rate and timing of principal payments (including prepayments) on the Receivables. Investors in the Class I Certificates should fully consider the associated risks, including the risk that a rapid rate of principal payments could result in the failure of such investors to recoup their initial investments. See "Risk Factors -- Prepayment Risks Associated with the Class I Certificates," "Yield and Prepayment Considerations" and "The Offered Certificates -- The Class I Certificates -- Calculation of Notional Principal Amount" herein.

     Prospective investors should consider, among other things, the information set forth under "Risk Factors" on page S-12 hereof and page 10 of the Prospectus.

     THE OFFERED CERTIFICATES DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF UAC SECURITIZATION CORPORATION OR ANY AFFILIATE THEREOF. NEITHER THESE SECURITIES NOR THE UNDERLYING RECEIVABLES WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

=====================================================================================================
                                             Price to            Underwriting         Proceeds to
                                              Public               Discounts          Depositor (2)
-----------------------------------------------------------------------------------------------------
 Per Class A-1 Certificate.........         _________%             _______%             __________%
-----------------------------------------------------------------------------------------------------
 Per Class A-2 Certificate.........         _________%             _______%             __________%
-----------------------------------------------------------------------------------------------------
 Per Class A-3 Certificate.........         _________%             _______%             __________%
-----------------------------------------------------------------------------------------------------
 Per Class A-4 Certificate.........         _________%             _______%             __________%
-----------------------------------------------------------------------------------------------------
 Per Class A-5 Certificate.........         _________%             _______%             __________%
-----------------------------------------------------------------------------------------------------
 Per Class I Certificate (1).......         _________%             _______%             __________%
-----------------------------------------------------------------------------------------------------
 Total.............................       $_____________        $_____________        $_____________
=====================================================================================================


(1) The Price to Public and Proceeds to Depositor are expressed as a percentage of the Notional Principal Amount (initially $208,715,851.64), and the Underwriting Discount is expressed as a percentage of the related Price to Public.


(2)  Before deducting expenses, estimated to be $_____________.

     The Offered Certificates are offered, subject to prior sale, when, as and if accepted by the Underwriters, and subject to approval of certain legal matters by Cadwalader, Wickersham & Taft, counsel for the Underwriters. It is expected that delivery of the Offered Certificates in book-entry form will be made on or about June ___, 1998 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.


                    Underwriters of the Class A Certificates
NationsBanc Montgomery Securities LLC                Bear, Stearns & Co. Inc.

                     Underwriter of the Class I Certificates
                      NationsBanc Montgomery Securities LLC

            The date of this Prospectus Supplement is June ___, 1998

         THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE OFFERED CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS PROSPECTUS SUPPLEMENT CONTAINS INFORMATION THAT IS SPECIFIC TO THE TRUST AND THE OFFERED CERTIFICATES AND, TO THAT EXTENT,
SUPPLEMENTS  AND  REPLACES  THE  MORE  GENERAL   INFORMATION   PROVIDED  IN  THE
PROSPECTUS.


         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                                   ----------

         Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver this Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver this Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                   ----------

                          REPORTS TO CERTIFICATEHOLDERS

         Unless and until definitive certificates are issued (which will occur only under the limited circumstances described herein), Harris Trust and Savings Bank, as Trustee, will provide to Cede & Co., the nominee of The Depository Trust Company, as registered holder of the Offered Certificates, monthly and annual statements concerning the Trust and the Offered Certificates. Such statements will not constitute financial statements prepared in accordance with generally accepted accounting principles. A copy of the most recent monthly or annual statement concerning the Trust and the Offered Certificates may be obtained by contacting the Servicer at Union Acceptance Corporation, 250 North Shadeland Avenue, Indianapolis, Indiana 46219 (telephone (317) 231-2717).

                                SUMMARY OF TERMS

         This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus. Certain capitalized terms used in this Summary are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Principal Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.


Issuer  ..................................UACSC 1998-B Auto Trust (the "Trust").


Depositor.................................UAC  Securitization  Corporation  (the
                                          "Depositor").

Servicer .................................Union  Acceptance  Corporation (in its
                                          capacity as servicer,  the "Servicer,"
                                          otherwise "UAC").

Trustee  .................................Harris Trust and Savings Bank.


The Certificates  ........................The  Trust  will be  formed  and  will issue  the  Certificates  on or  about
                                          June ___,  1998 (the  "Closing  Date")
                                          pursuant  to a pooling  and  servicing
                                          agreement  (the "Pooling and Servicing
                                          Agreement").  The "Certificates"  will
                                          consist  of:  (i)  _______%  Class A-1
                                          Money  Market  Automobile   Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $44,250,000.00
                                          (the "Class A-1  Certificates");  (ii)
                                          _____% Class A-2 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $92,750,000.00
                                          (the "Class A-2 Certificates");  (iii)
                                          _____% Class A-3 Automobile Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $39,925,000.00
                                          (the "Class A-3  Certificates");  (iv)
                                          ___% Class A-4  Automobile  Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $63,025,000.00
                                          (the  "Class A-4  Certificates");  (v)
                                          ____% Class A-5 Automobile  Receivable
                                          Backed  Certificates  in the aggregate
                                          principal  amount  of   $28,030,468.00
                                          (the  "Class  A-5   Certificates"  and
                                          together    with   the    Class    A-1
                                          Certificates,     the     Class    A-2
                                          Certificates,     the     Class    A-3
                                          Certificates   and   the   Class   A-4
                                          Certificates,     the     "Class     A
                                          Certificates");   (vi)  the   Class  I
                                          Interest  Only  Automobile  Receivable
                                          Backed   Certificates  (the  "Class  I
                                          Certificates")  and (vii) the Class IC
                                          Automobile      Receivable      Backed
                                          Certificate     (the     "Class     IC
                                          Certificate").     The     Class     I
                                          Certificates    are   interest    only
                                          certificates   and  will  not  receive
                                          distributions of principal.  The Class
                                          IC  Certificate  will be issued to the
                                          Depositor  on the Closing  Date and is
                                          not being offered hereby.  The Class A
                                          Certificates    and   the    Class   I
                                          Certificates are referred to herein as
                                          the "Offered Certificates."

                                          Each   of   the   Certificates    will
                                          represent   a   fractional   undivided
                                          interest  in  the  Trust.   The  Trust
                                          assets  will  include a pool of simple
                                          and precomputed  interest  installment
                                          sale and  installment  loan  contracts
                                          originated  in  various  states in the
                                          United  States of America,  secured by
                                          new and used automobiles, light trucks
                                          and vans (the "Receivables"),  certain
                                          monies due  thereunder as of and after
                                          May  31,  1998  (the  "Cutoff  Date"),
                                          security   interests  in  the  related
                                          vehicles    financed    thereby   (the
                                          "Financed   Vehicles"),    monies   on
                                          deposit in the Certificate Account and
                                          the  proceeds  thereof,  any  proceeds
                                          from   claims  on  certain   insurance
                                          policies   relating  to  the  Financed
                                          Vehicles or the related Obligors,  any
                                          lender's  single  interest   insurance
                                          policy, the Spread Account (as defined
                                          herein) for the benefit of the Class A
                                          Certificateholders,    the   Class   I
                                          Certificateholders  and  the  Insurer,
                                          the  Policy  for  the  benefit  of the
                                          Class A Certificateholders and Class I
                                          Certificateholders  and certain rights
                                          under  the   Pooling   and   Servicing
                                          Agreement.   Interest   paid   to  the
                                          Certificateholders    on   the   first
                                          Distribution  Date will be based  upon
                                          the amount of interest  accruing  from
                                          the  Closing   Date  through  the  day
                                          before the first Distribution Date and
                                          therefore  may  include  more  or less
                                          than a full month's interest.

The Class A Certificates  ................Interest.     Interest     will     be
                                          distributable  on the eighth  calendar
                                          day of the  month,  or if such  day is
                                          not  a  business  day,  on  the  first
                                          business  day   thereafter   (each,  a
                                          "Distribution  Date"),  beginning July
                                          8,  1998,  to  holders of record as of
                                          the  last  day of the  calendar  month
                                          immediately   preceding  the  calendar
                                          month in which such  Distribution Date
                                          occurs  (the  "Record  Date")  of  the
                                          Class A  Certificates  (the  "Class  A
                                          Certificateholders,"   which  includes
                                          the  "Class  A-1  Certificateholders,"
                                          the  "Class  A-2  Certificateholders,"
                                          the  "Class  A-3  Certificateholders",
                                          the "Class A-4 Certificateholders" and
                                          the "Class A-5 Certificateholders").

                                          Interest on the Class A-1 Certificates
                                          will be  calculated  on the basis of a
                                          360-day year and the actual  number of
                                          days  from the  previous  Distribution
                                          Date   through   the  day  before  the
                                          related  Distribution  Date or, in the
                                          case of the first  Distribution  Date,
                                          the  number of days  from the  Closing
                                          Date  through the day before the first
                                          Distribution  Date.  Interest  on  the
                                          Class A-2 Certificates,  the Class A-3
                                          Certificates,     the     Class    A-4
                                          Certificates   and   the   Class   A-5
                                          Certificates will be calculated on the
                                          basis of a 360-day year  consisting of
                                          twelve  30-day  months or, in the case
                                          of the first  Distribution  Date,  the
                                          number of days from the  Closing  Date
                                          through   the  day  before  the  first
                                          Distribution  Date (assuming the month
                                          of the Closing Date has 30 days).  See
                                          "Yield and Prepayment  Considerations"
                                          and  "The  Offered   Certificates   --
                                          Distributions     on    the    Offered
                                          Certificates"  herein . The  amount of
                                          interest  distributable  to the  Class
                                          A-1    Certificateholders    on    any
                                          Distribution   Date,  other  than  the
                                          first   Distribution   Date,   is  the
                                          product of  1/360th of the  applicable
                                          pass-through  rate of ______%  for the
                                          Class A-1 Certificates (the "Class A-1
                                          Pass-Through  Rate"),  the  number  of
                                          days  from the  previous  Distribution
                                          Date   through   the  day  before  the
                                          related   Distribution  Date  and  the
                                          aggregate     outstanding    principal
                                          balance of the Class A-1  Certificates
                                          (the "Class A-1 Certificate  Balance")
                                          on  the  preceding  Distribution  Date
                                          (after    giving    effect    to   all
                                          distributions to Certificateholders on
                                          such date).

                                          The amount of  interest  distributable
                                          to the Class  A-2  Certificateholders,
                                          the Class A-3  Certificateholders  and
                                          the  Class A-4  Certificateholders  on
                                          any Distribution  Date, other than the
                                          first   Distribution   Date,   is  the
                                          product   of    one-twelfth   of   the
                                          applicable  pass-through rate of ____%
                                          for the  Class A-2  Certificates  (the
                                          "Class A-2  Pass-Through  Rate"),  the
                                          applicable    pass-through   rate   of
                                          ______% for the Class A-3 Certificates
                                          (the  "Class A-3  Pass-Through  Rate")
                                          and the applicable  pass-through  rate
                                          of   ______%   for   the   Class   A-4
                                          Certificates     (the    "Class    A-4
                                          Pass-Through  Rate") multiplied by the
                                          aggregate     outstanding    principal
                                          balance of the Class A-2 Certificates,
                                          the  Class  A-3  Certificates  and the
                                          Class A-4 Certificates  (respectively,
                                          the "Class A-2  Certificate  Balance,"
                                          the  "Class A-3  Certificate  Balance"
                                          and   the   "Class   A-4   Certificate
                                          Balance")   as   of   the    preceding
                                          Distribution Date (after giving effect
                                          to      all      distributions      to
                                          Certificateholders  on such date). The
                                          amount of  interest  distributable  to
                                          the  Class A-5  Certificateholders  on
                                          any Distribution  Date, other than the
                                          first   Distribution   Date,   is  the
                                          product   of    one-twelfth   of   the
                                          applicable pass-through rate of _____%
                                          for the Class A-5 Certificates  (which
                                          per annum rate shall be  increased  by
                                          0.50% after the Clean-Up Call Date, if
                                          required) (the "Class A-5 Pass-Through
                                          Rate")  multiplied  by  the  aggregate
                                          outstanding  principal  balance of the
                                          Class A-5 Certificates (the "Class A-5
                                          Certificate Balance" and together with
                                          the Class A-1 Certificate Balance, the
                                          Class  A-2  Certificate  Balance,  the
                                          Class A-3 Certificate  Balance and the
                                          Class  A-4  Certificate  Balance,  the
                                          "Certificate  Balance"  )  as  of  the
                                          preceding   Distribution  Date  (after
                                          giving effect to all  distributions to
                                          Certificateholders on such date).

                                          Principal.  On each Distribution Date,
                                          the   Trustee   will   distribute   as
                                          principal     to    the     Class    A
                                          Certificateholders    in   a   maximum
                                          aggregate    amount   equal   to   the
                                          Certificate Balance as of the previous
                                          Distribution Date (after giving effect
                                          to  any   distributions   of   Monthly
                                          Principal  required to be made on such
                                          Distribution Date) (or, in the case of
                                          the first Distribution Date, as of the
                                          Closing   Date)  less  the   aggregate
                                          outstanding  principal  amount  of the
                                          Receivables  (the "Pool  Balance")  on
                                          the  last   day  of  the   immediately
                                          preceding   calendar  month  ("Monthly
                                          Principal"). Monthly Principal will be
                                          distributed  sequentially to the Class
                                          A  Certificateholders   in  accordance
                                          with   the   Principal    Distribution
                                          Sequence.  For purposes of determining
                                          Monthly    Principal,    the    unpaid
                                          principal   balance  of  a   Defaulted
                                          Receivable  or a Purchased  Receivable
                                          will be deemed to be zero on and after
                                          the  date  such  Receivable  became  a
                                          Defaulted  Receivable  or a  Purchased
                                          Receivable.

                                          The final scheduled  Distribution Date
                                          of the Class A-1 Certificates  will be
                                          June 8,  1999  (the  "Class  A-1 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-2  Certificates  will be
                                          October 9, 2001 (the  "Class A-2 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-3  Certificates  will be
                                          August 8, 2002 (the  "Class  A-3 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-4  Certificates  will be
                                          February 9, 2004 (the "Class A-4 Final
                                          Scheduled   Distribution  Date").  The
                                          final scheduled  Distribution  Date of
                                          the  Class  A-5  Certificates  will be
                                          January 9, 2006 (the  "Class A-5 Final
                                          Scheduled Distribution Date").

                                          No   Monthly    Principal    will   be
                                          distributed   (i)  to  the  Class  A-2
                                          Certificateholders until the Class A-1
                                          Certificate  Balance has been  reduced
                                          to  zero;   (ii)  to  the   Class  A-3
                                          Certificateholders until the Class A-2
                                          Certificate  Balance has been  reduced
                                          to  zero;   (iii)  to  the  Class  A-4
                                          Certificateholders until the Class A-3
                                          Certificate  Balance has been  reduced
                                          to  zero;  and (iv) to the  Class  A-5
                                          Certificateholders until the Class A-4
                                          Certificate  Balance has been  reduced
                                          to zero.  Since the rate of payment of
                                          principal  of each  class  of  Class A
                                          Certificates  depends upon the rate of
                                          payment   of   principal    (including
                                          prepayments) of the  Receivables,  the
                                          final  distribution in respect of each
                                          class  of Class A  Certificates  could
                                          occur  significantly  earlier than the
                                          respective       final       scheduled
                                          distribution  dates.  See "The Offered
                                          Certificates --  Distributions  on the
                                          Offered Certificates" herein.


The Class I Certificates    ..............Interest. The Class I Certificates are
                                          interest only certificates  which will
                                          not  be  entitled  to  any   principal
                                          distributions. Interest will accrue on
                                          the Notional Principal Amount (defined
                                          below) of the Class I Certificates  at
                                          the  rate  of  ____%  per  annum  (the
                                          "Class  I  Pass-Through   Rate").  The
                                          Notional Principal Amount represents a
                                          designated  principal component of the
                                          Receivables,                originally
                                          $208,715,851.64     (the     "Original
                                          Notional Principal Amount").

                                          Interest  with  respect to the Class I
                                          Certificates  will accrue on the basis
                                          of a 360-day year consisting of twelve
                                          30-day  months  or, in the case of the
                                          first Distribution Date, the number of
                                          days from the Closing Date through the
                                          day before the first Distribution Date
                                          (assuming  the  month  of the  Closing
                                          Date has 30 days)  divided  by 30.  On
                                          each  Distribution  Date,  the Trustee
                                          shall  distribute  pro rata to holders
                                          of Class I Certificates  (the "Class I
                                          Certificateholders")  of  record as of
                                          the preceding Record Date, interest at
                                          the Class I  Pass-Through  Rate on the
                                          Notional  Principal Amount outstanding
                                          on    the    immediately     preceding
                                          Distribution Date (after giving effect
                                          to  any   reduction  of  the  Notional
                                          Principal Amount on such  Distribution
                                          Date)  or,  in the  case of the  first
                                          Distribution  Date,  as of the Closing
                                          Date (the "Class I Monthly Interest").
                                          Holders  of the  Class I  Certificates
                                          will   not   be    entitled   to   any
                                          distributions   after   the   Notional
                                          Principal   Amount  thereof  has  been
                                          reduced to zero.

                                          Planned     Amortization      Feature;
                                          Calculation  of the  Class I  Notional
                                          Principal   Amount.    The   Class   I
                                          Certificates        represent       an
                                          interest-only   planned   amortization
                                          class.   The   planned    amortization
                                          feature  is  intended  to  reduce  the
                                          uncertainty  to investors in the Class
                                          I   Certificates   with   respect   to
                                          prepayments.   Because   the  Class  I
                                          Certificates   will  receive  interest
                                          based   on  the   Notional   Principal
                                          Amount, this is accomplished by basing
                                          the    reduction   in   the   Notional
                                          Principal   Amount   on  a   principal
                                          paydown  schedule  rather  than on the
                                          reduction  in  the  actual   principal
                                          balances   of  the   Receivables,   as
                                          described below. The amount which will
                                          be    paid    to    the     Class    I
                                          Certificateholders  is  expected to be
                                          derived  from the  excess of  interest
                                          earned  on the  Receivables  over  the
                                          Class  A  Monthly   Interest  and  the
                                          monthly  servicing  fee payable to the
                                          Servicer   (the   "Monthly   Servicing
                                          Fee").   Solely  for  the  purpose  of
                                          calculating  the amount  payable  with
                                          respect  to the Class I  Certificates,
                                          the   Certificate   Balance   will  be
                                          divided into two principal components,
                                          the "PAC Component" and the "Companion
                                          Component."   The   sum  of  the   PAC
                                          Component and the Companion  Component
                                          will  at  all  times  equal  the  then
                                          aggregate unpaid Certificate  Balance.
                                          The "Notional Principal Amount" of the
                                          Class I Certificates  at any time will
                                          be equal to the  principal  balance of
                                          the PAC Component as calculated  based
                                          on  the   allocations   of   principal
                                          payments  described below,  originally
                                          $208,715,851.64.

                                          The  Pooling and  Servicing  Agreement
                                          establishes  a  schedule  (a  "Planned
                                          Notional  Principal Amount  Schedule")
                                          which is set forth  herein  under "The
                                          Offered   Certificates--The   Class  I
                                          Certificates-Calculation  of  Notional
                                          Principal     Amount."     On     each
                                          Distribution  Date,  Monthly Principal
                                          distributed       to      Class      A
                                          Certificateholders  will be  allocated
                                          first  to  the  PAC  Component  in  an
                                          amount up to the amount  necessary  to
                                          reduce  the  amount   thereof  to  the
                                          amount   specified   in  the   Planned
                                          Notional   Principal  Amount  Schedule
                                          (the   "Planned   Notional   Principal
                                          Amount") for such  Distribution  Date,
                                          second,  to  the  Companion  Component
                                          until the  outstanding  amount thereof
                                          is reduced  to zero and third,  to the
                                          PAC  Component,  without regard to the
                                          Planned Notional  Principal Amount. As
                                          described    above,    the    Notional
                                          Principal   Amount   of  the  Class  I
                                          Certificates  will  be  equal  to  the
                                          outstanding    amount   of   the   PAC
                                          Component  and thus will be reduced as
                                          the PAC Component is reduced.


                                          The Planned Notional  Principal Amount
                                          Schedule  has  been  prepared  on  the
                                          basis of the  assumption,  among other
                                          things, that the Receivables prepay at
                                          a  constant  rate  between  ____%  and
                                          ____% ABS, an assumed constant rate of
                                          prepayments  and the prepayment  model
                                          used  in this  Prospectus  Supplement.
                                          The yield to  maturity  of the Class I
                                          Certificates  will be sensitive to the
                                          rate and timing of principal  payments
                                          (including    prepayments)    on   the
                                          Receivables    and    may    fluctuate
                                          significantly  from  time to time.  If
                                          the  Receivables  prepay at a constant
                                          rate  within  the  range   assumed  in
                                          preparing    the   Planned    Notional
                                          Principal  Amount  Schedule,  the  PAC
                                          Component (and the Notional  Principal
                                          Amount  of the  Class I  Certificates)
                                          will be reduced in accordance with the
                                          Planned   Notional   Principal  Amount
                                          Schedule. If the Receivables prepay at
                                          a constant  rate higher than ___% ABS,
                                          the amount of the Companion  Component
                                          will be reduced  to zero more  quickly
                                          and the  amount  of the PAC  Component
                                          (and the Notional  Principal Amount of
                                          the  Class  I  Certificates)  will  be
                                          reduced more quickly than  provided in
                                          the Planned Notional  Principal Amount
                                          Schedule,  thereby  reducing the yield
                                          to    holders    of   the    Class   I
                                          Certificates. In general, a rapid rate
                                          of  principal  prepayments  (including
                                          liquidations     due    to     losses,
                                          repurchases  and  other  dispositions)
                                          will have a material  negative  effect
                                          on the yield to  maturity of the Class
                                          I Certificates.

                                          The Planned Notional  Principal Amount
                                          Schedule  is set  forth  herein  under
                                          "The Offered Certificates -- The Class
                                          I   Certificates   --  Calculation  of
                                          Notional    Principal   Amount."   The
                                          Planned   Notional   Principal  Amount
                                          Schedule  has  been  prepared  on  the
                                          basis of  certain  assumptions,  which
                                          are   described   herein   under  "The
                                          Offered  Certificates -- Class I Yield
                                          Considerations." Prospective investors
                                          in the  Class  I  Certificates  should
                                          fully consider the  associated  risks,
                                          including  the risk that a rapid  rate
                                          of  prepayments  could  result  in the
                                          failure  of  investors  in the Class I
                                          Certificates  to recoup their  initial
                                          investment.   See  "Risk   Factors  --
                                          Prepayment  Risks  Associated with the
                                          Class I  Certificates"  and "Yield and
                                          Prepayment Considerations -- The Class
                                          I Certificates" herein.

Subordination; Spread Account.............The   Depositor   will   establish  an
                                          account (the "Spread  Account") on the
                                          Closing  Date.  On  each  Distribution
                                          Date  thereafter,  the  Servicer  will
                                          deposit  into the Spread  Account  any
                                          amounts  remaining in the  Certificate
                                          Account after the payment on such date
                                          of all amounts  owing  pursuant to the
                                          Pooling and Servicing Agreement to the
                                          Certificateholders   (other  than  the
                                          Class   IC   Certificateholder),   the
                                          Insurer,  the Servicer for the Monthly
                                          Servicing   Fee  and   any   permitted
                                          reimbursement of outstanding Advances.

                                          In the event that Available  Funds are
                                          insufficient on any Distribution  Date
                                          prior to the  termination of the Trust
                                          (after    payment   of   the   Monthly
                                          Servicing    Fee)   to   pay   Monthly
                                          Principal and Monthly  Interest to the
                                          Class  A  Certificateholders  and  the
                                          Class I Certificateholders, draws will
                                          be made on the  Spread  Account to the
                                          extent of the balance  thereof and, if
                                          necessary,  the Policy,  in the manner
                                          and to the  extent  described  herein.
                                          The  Spread  Account is solely for the
                                          benefit     of     the     Class     A
                                          Certificateholders,    the   Class   I
                                          Certificateholders and the Insurer. In
                                          the event the amount on deposit in the
                                          Spread  Account is zero,  after giving
                                          effect  to any draws  thereon  for the
                                          benefit     of     the     Class     A
                                          Certificateholders  and  the  Class  I
                                          Certificateholders,  and  there  is  a
                                          default   under   the   Policy,    any
                                          remaining  losses  on the  Receivables
                                          will be borne directly pro rata by all
                                          classes of Class A  Certificateholders
                                          (to the extent of the classes or class
                                          of  Class  A  Certificates  which  are
                                          outstanding  at such time) and Class I
                                          Certificateholders,    as    described
                                          herein.  Any  such  reduction  of  the
                                          principal  balance of the  Receivables
                                          due to losses on the  Receivables  may
                                          also  result  in a  reduction  of  the
                                          Class I Notional Principal Amount. See
                                          "The Offered Certificates -- Accounts"
                                          and "--  Distributions  on the Offered
                                          Certificates" herein.

                                          The Class A  Certificates  and Class I
                                          Certificates  will be  senior in right
                                          and   interest   to   the   Class   IC
                                          Certificate.      The      Class     A
                                          Certificateholders  and  the  Class  I
                                          Certificateholders   will  have  equal
                                          rights   with   respect   to   amounts
                                          collected  on or with  respect  to the
                                          Receivables  and  other  assets of the
                                          Trust in the event of a shortfall. The
                                          Trustee will first withdraw funds from
                                          the    Spread    Account    on    each
                                          Distribution Date to the extent of any
                                          shortfall  in  the  Monthly  Servicing
                                          Fee,   permitted   reimbursements   of
                                          outstanding Advances, Monthly Interest
                                          and  Monthly  Principal  as  described
                                          above.  Any  amount on  deposit in the
                                          Spread  Account  on  any  Distribution
                                          Date in excess of the Required  Spread
                                          Amount (defined below) after all other
                                          required    deposits    thereto    and
                                          withdrawals  therefrom have been made,
                                          and  after  payment  therefrom  of all
                                          amounts  due  the   Insurer   will  be
                                          distributed to the holder of the Class
                                          IC   Certificate    (the   "Class   IC
                                          Certificateholder").   Any  amount  so
                                          distributed    to   the    Class    IC
                                          Certificateholder will no longer be an
                                          asset of the Trust.


                                          While it is  intended  that the amount
                                          on deposit in the Spread  Account will
                                          grow over time,  through  the  deposit
                                          thereto of the excess collections,  if
                                          any,  on  the   Receivables,   to  the
                                          Required  Spread Amount,  there can be
                                          no  assurance  that such  growth  will
                                          actually occur.  The "Required  Spread
                                          Amount"    with    respect    to   any
                                          Distribution Date will equal _____% of
                                          the  initial  Pool  Balance.   If  the
                                          average   aggregate   yield   of   the
                                          Receivables  pool in  excess of losses
                                          falls  below a  prescribed  level  set
                                          forth in the Insurance Agreement,  the
                                          Required   Spread   Amount   will   be
                                          increased   to   _____%  of  the  Pool
                                          Balance.    Upon   and    during   the
                                          continuance  of an Event of Default or
                                          upon the  occurrence  of certain other
                                          events   described  in  the  Insurance
                                          Agreement    generally   involving   a
                                          failure of performance by the Servicer
                                          or a material  misrepresentation  made
                                          by the Servicer  under the Pooling and
                                          Servicing  Agreement or the  Insurance
                                          and Reimbursement  Agreement,  entered
                                          into on or  before  the  Closing  Date
                                          among  the  Depositor,   UAC,  in  its
                                          individual  capacity  and as Servicer,
                                          and  the   Insurer   (the   "Insurance
                                          Agreement"),   the   Required   Spread
                                          Amount  shall be  equal to the  Policy
                                          Amount,  as further  described  below.
                                          Under   certain   circumstances,   the
                                          Required Spread Amount may be reduced.
                                          See  "The  Offered   Certificates   --
                                          Accounts" and "-- The Policy" herein.

The Policy ...............................The   Depositor    shall   obtain   an
                                          irrevocable   insurance   policy  (the
                                          "Policy")  issued by the  Insurer  (as
                                          specified  below)  for the  benefit of
                                          the  Trustee  on behalf of the Class A
                                          Certificateholders  and  the  Class  I
                                          Certificateholders.  The Trustee shall
                                          draw on the  Policy in the event  that
                                          sufficient  funds  are  not  available
                                          (after    payment   of   the   Monthly
                                          Servicing  Fee and  after  withdrawals
                                          from  the  Spread  Account  to pay the
                                          Class  A  Certificateholders  and  the
                                          Class  I  Certificateholders   on  any
                                          Distribution  Date in accordance  with
                                          the Pooling and  Servicing  Agreement)
                                          to  distribute  Monthly  Interest  and
                                          Monthly  Principal,  up to the  Policy
                                          Amount. See "The Offered  Certificates
                                          -- The Policy."

Policy Amount.............................The term  "Policy  Amount"  means with respect to any Distribution  Date: (x)
                                          the sum of (A) the  lesser  of (i) the
                                          Certificate   Balance   (after  giving
                                          effect   to   any    distribution   of
                                          Available    Funds   and   any   funds
                                          withdrawn  from the Spread  Account to
                                          pay   Monthly    Principal   on   such
                                          Distribution  Date)  and  (ii) the Net
                                          Principal  Policy  Amount,   plus  (B)
                                          Class A  Monthly  Interest,  plus  (C)
                                          Class I Monthly Interest, plus (D) the
                                          Monthly  Servicing  Fee;  less (y) all
                                          amounts   on  deposit  in  the  Spread
                                          Account  on  such  Distribution  Date.
                                          "Net  Principal  Policy  Amount" means
                                          the  Certificate  Balance  as  of  the
                                          first   Distribution  Date  minus  all
                                          amounts previously drawn on the Policy
                                          or  from  the  Spread   Account   with
                                          respect to Monthly Principal.


Insurer  ...............................  MBIA Insurance Corporation.


Legal Investment..........................The  Class  A-1  Certificates  will be eligible  securities  for  purchase by
                                          money  market funds under Rule 2a-7 of
                                          the Investment Company Act of 1940, as
                                          amended.

Optional Sale  .........................  The Class IC Certificateholder has the
                                          right to cause the Trustee to sell all
                                          of the Receivables (referred to herein
                                          as an "Optional  Sale") as of the last
                                          day of any Collection Period, on which
                                          (i) the  Pool  Balance  is equal to or
                                          less   than   10%   of   the   initial
                                          Certificate   Balance   and  (ii)  the
                                          Notional Principal Amount of the Class
                                          I Certificates  will have been reduced
                                          to  zero  on  or  before  the  related
                                          Distribution  Date. The purchase price
                                          applicable  to the Optional Sale shall
                                          be equal to the fair  market  value of
                                          the Receivables (but not less than the
                                          sum of  (i)  100%  of the  outstanding
                                          Certificate Balance,  (ii) accrued and
                                          unpaid  interest on such amount at the
                                          weighted  average  note  rates  of the
                                          Receivables less any payments received
                                          but  not   applied  to   interest   or
                                          principal  and (iii) any  amounts  due
                                          the Insurer).

Clean-Up Call Date......................  If the Class IC Certificateholder does not  exercise  its rights with respect
                                          to   the   Optional    Sale   on   the
                                          Distribution   Date   on   which   the
                                          Optional Sale was first permitted (the
                                          "Clean-Up  Call Date"),  the Class A-5
                                          Pass-Through Rate will be increased by
                                          0.50% on the first  Distribution  Date
                                          after the Clean-Up Call Date.

Tax Status    ..........................  In the  opinion of special tax counsel to the  Depositor,  the Trust will not
                                          be treated as an  association  taxable
                                          as a  corporation  or  as a  "publicly
                                          traded   partnership"   taxable  as  a
                                          corporation.   The   Trustee  and  the
                                          Certificateholders will agree to treat
                                          the Trust as a partnership for federal
                                          income tax purposes, which will not be
                                          subject to  federal  income tax at the
                                          Trust  level.   See  "Certain  Federal
                                          Income   Tax   Consequences"   in  the
                                          Prospectus.

Ratings  ...............................  As a condition  to the issuance of the
                                          Offered  Certificates,   the  Class  A
                                          Certificates    and   the    Class   I
                                          Certificates  must  be  rated  in  the
                                          highest category by Moody's  Investors
                                          Service,  Inc.  and  Standard & Poor's
                                          Ratings  Services,  a division  of The
                                          McGraw-Hill  Companies,  Inc.  (each a
                                          "Rating Agency" and collectively,  the
                                          "Rating Agencies"). The ratings of the
                                          Class I  Certificates  do not  address
                                          the  possibility  that rapid  rates of
                                          principal  prepayments could result in
                                          a failure of the  holders of the Class
                                          I Certificates  to fully recover their
                                          investment. A security rating is not a
                                          recommendation  to  buy,  sell or hold
                                          securities   and  may  be  subject  to
                                          revision or  withdrawal at any time by
                                          the assigning rating agency. See "Risk
                                          Factors-- Certificate Rating."

ERISA Considerations  ..................  Subject    to    the    considerations
                                          discussed under "ERISA Considerations"
                                          in  the   Prospectus,   the   Class  A
                                          Certificates    and   the    Class   I
                                          Certificates   may  be  eligible   for
                                          purchase  by  employee  benefit  plans
                                          subject  to  Title  I of the  Employee
                                          Retirement   Income  Security  Act  of
                                          1974,   as  amended   ("ERISA").   Any
                                          benefit plan fiduciary considering the
                                          purchase  of  an  Offered  Certificate
                                          should,  among other  things,  consult
                                          with  experienced   legal  counsel  in
                                          determining   whether   all   required
                                          conditions for such purchase have been
                                          satisfied.  See "ERISA Considerations"
                                          herein and in the Prospectus.

                                  RISK FACTORS

         Investors should carefully consider the information set forth below as well as the other investment considerations described in this Prospectus Supplement.

Limited Liquidity

         There is currently no secondary market for the Offered Certificates. The Underwriters currently intend to make a market in the Offered Certificates, but are under no obligation to do so. There can be no assurance that a secondary market will develop or, if one does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Offered Certificates.

Certificates Solely Obligations of the Trust

         The Offered Certificates are interests in the Trust only and do not represent the obligation of any other person. The Class A Certificateholders and the Class I Certificateholders are senior in right and interest to the Class IC Certificateholder (as described under "The Offered Certificates -- Distributions on the Offered Certificates"). The Trustee will withdraw funds from the Spread Account, up to the full balance of the funds on deposit in such account, only in the event that Available Funds are insufficient in accordance with the Pooling and Servicing Agreement to distribute Monthly Interest and Monthly Principal (after payment of the Monthly Servicing Fee). The amount on deposit in the
Spread Account is intended to increase over time to an amount equal to the Required Spread Amount. There is no assurance that such growth will occur or that the balance in the Spread Account will always be sufficient to assure payment in full of Monthly Principal and Monthly Interest. If the amount on deposit in the Spread Account is reduced to zero after giving effect to all amounts to be deposited to and withdrawn from the Spread Account pursuant to the Pooling and Servicing Agreement, on any Distribution Date prior to termination of the Trust, the Trustee will draw on the Policy, in an amount equal to the shortfall in respect of Monthly Interest and Monthly Principal, up to the Policy Amount. If the Spread Account is reduced to zero and there is a default under the Policy, the Trust will depend solely on current distributions on the Receivables to make distributions on the Offered Certificates and distributions of interest and principal on the Offered Certificates may be made pro rata based on the amounts to which Certificateholders of each class are entitled as set forth under "The Offered Certificates -- Distributions on the Offered Certificates." See "The Receivables Pool -- Delinquencies, Repossessions and Net Losses" and "The Offered Certificates -- Accounts" and "-- Distributions on the Offered Certificates" herein.

Prepayment Risks Associated with the Class I Certificates

         If the Receivables prepay at a constant rate within the range assumed in preparing the Planned Notional Principal Amount Schedule, the PAC Component (and the Notional Principal Amount) will be reduced in accordance with the Planned Notional Principal Amount Schedule. If the Receivables prepay at a constant rate higher than ___% ABS, the Notional Principal Amount will be reduced more quickly than provided in the Planned Notional Principal Amount Schedule, thereby reducing the yield to holders of the Class I Certificates. In general, a rapid rate of principal prepayments will have a material negative effect on the yield to maturity of the Class I Certificates. Prospective investors should fully consider the associated risks, including the risk that a rapid rate of prepayments could result in the failure of investors in the Class I Certificates to recoup their initial investment. See "Yield and Prepayment Considerations -- The Class I Certificates" herein.

Certificate Rating

         It is a condition of issuance of the Offered Certificates that the Class A Certificates and the Class I Certificates be rated in the highest applicable category by the Rating Agencies. Such ratings will reflect only the views of the relevant rating agency. There is no assurance that any such rating will continue for any period of time or that it will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such rating may have an adverse effect on the market price of the Offered Certificates. The ratings of the Class I Certificates do not address the possibility that rapid rates of principal prepayments could result in a failure of the holders of the Class I Certificates to fully recover their investment. A security rating is not a recommendation to buy, sell or hold securities.

                             FORMATION OF THE TRUST

         The Depositor will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Offered Certificates. The Depositor will retain the Class IC Certificate. UAC will be responsible for servicing the Receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" in the Prospectus. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian of the Receivables by the Trustee, but will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust or make any notation of the Trust's lien on the certificates of title of the Financed Vehicles. In the absence of such notation on the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables. See "Certain Legal Aspects of the Receivables" in the Prospectus. Under the terms of the Pooling and Servicing Agreement, UAC may delegate its duties as Servicer and custodian; however, any such delegation will not relieve UAC of its liability and responsibility with respect to such duties.

         The Depositor will establish the Spread Account for the benefit of the Class A Certificateholders, the Class I Certificateholders and the Insurer and will obtain the Policy. Withdrawals from the Spread Account and, only after such withdrawals, draws on the Policy will be made in accordance with the Pooling and Servicing Agreement in the event that sufficient funds are not available (after payment of the Monthly Servicing Fee) to distribute, in the case of Class I Monthly Interest, Class A Monthly Interest and Monthly Principal, up to the Policy Amount. If the Spread Account is exhausted and there is a default under the Policy, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure
Defaulted Receivables for distributions of interest and principal on the Certificates. In such event, certain factors, such as the Trustee's not having perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Certificateholders. See "The Offered Certificates -- Accounts" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

                              THE RECEIVABLES POOL


         The Receivables were selected from the prime portfolio of UAFC, for purchase by the Depositor by several criteria, including that each Receivable:
(i) has an original number of payments of not more than 84 payments and not less than 12 payments, (ii) has a remaining maturity of not more than 84 months and not less than one month, (iii) provides for level monthly payments that fully amortize the amount financed over the remaining term, and (iv) has a Contract Rate (exclusive of prepaid finance charges) of not less than 5.900%. The weighted average remaining maturity of the Receivables will be approximately 68 months as of the Cutoff Date.

         Approximately 97.68% of the aggregate principal balance of the Receivables as of the Cutoff Date are simple interest contracts which provide for equal monthly payments. Approximately 2.32% of the aggregate principal balance of the Receivables as of the Cutoff Date are Precomputed Receivables (as defined in the Prospectus) originated in the State of California. All of such Precomputed Receivables are Rule of 78's Receivables (as defined in the Prospectus). Approximately 24.83% of the aggregate principal balance of the Receivables as of the Cutoff Date represent financing of new vehicles; the remainder of the Receivables represent financing of used vehicles. Approximately one percent of the aggregate principal balance of the Receivables as of the Cutoff Date consist of loans which have been modified from their original terms and conditions but were subject to the same selection criteria as the other receivables.

         Receivables representing more than 10% of the aggregate principal balance of the Receivables as of the Cutoff Date were originated in metropolitan areas in the States of California and Texas. The performance of the Receivables in the aggregate could be adversely affected in particular by the development of adverse economic conditions in such metropolitan areas.

              Composition of the Receivables as of the Cutoff Date



                                                                   Aggregate          Original       Weighted
                                                   Number of        Principal         Principal        Average
                                                  Receivables        Balance           Balance          Rate
                                                  -----------        -------           -------          ----

New Automobiles and Light-Duty Trucks............     4,151     $  59,016,369.54   $  77,232,155.80     11.44%
Used Automobiles and Light-Duty Trucks...........    15,083       181,930,372.60     206,587,281.93     12.88%
New Vans (1).....................................       457         7,516,125.70      10,029,852.60     11.37%
Used Vans (1)....................................     1,626        19,517,600.16      23,578,694.99     12.68%
                                                     ------      ---------------    ---------------     -----
All Receivables..................................    21,317      $267,980,468.00    $317,427,985.32     12.51%
                                                     ======      ===============    ===============     =====


                                                  Weighted       Weighted      Percent of
                                                   Average        Average       Aggregate
                                                  Remaining      Original   Principal
                                                   Term(2)        Term(2)    Balance(3)
                                                   -------        -------    ----------

New Automobiles and Light-Duty Trucks..........      69.3mos.        77.3mos.         22.02%
Used Automobiles and Light-Duty Trucks.........      66.9            70.5             67.89
New Vans (1)...................................      71.5            79.1              2.80
Used Vans (1)..................................      66.0            71.0              7.28
                                                     ----            ----            ------
All Receivables................................      67.5mos.        72.3mos.        100.00%
                                                     ====            ====            ======


(1) References to vans include minivans and van conversions.
(2) Based on scheduled maturity and assuming no prepayments of the Receivables.
(3) Sum may not equal 100% due to rounding.

        Geographic Distribution of the Receivables as of the Cutoff Date


                                                        Percent of Aggregate
       State (1)(2)                                    Principal Balance (3)
       Arizona...........................................        3.08%
       California........................................       10.03
       Colorado..........................................        2.21
       Florida...........................................        6.78
       Georgia...........................................        3.30
       Idaho.............................................        0.10
       Illinois..........................................        6.25
       Indiana...........................................        3.48
       Iowa..............................................        2.18
       Kansas............................................        1.05
       Kentucky..........................................        0.82
       Maryland..........................................        1.58
       Michigan..........................................        2.46
       Minnesota.........................................        2.15
       Missouri..........................................        2.14
       Nebraska..........................................        0.52
       Nevada............................................        0.24
       New Mexico........................................        0.31
       North Carolina....................................        9.60
       Ohio..............................................        7.66
       Oklahoma..........................................        4.11
       Oregon............................................        0.46
       Pennsylvania......................................        1.04
       South Carolina....................................        3.46
       South Dakota......................................        0.07
       Tennessee.........................................        3.23
       Texas.............................................       13.39
       Utah..............................................        1.23
       Virginia..........................................        5.52
       Washington........................................        0.75
       Wisconsin.........................................        0.81
           Total  .......................................      100.00%


(1)    Based on address of the Dealer selling the related Financed Vehicle.
(2) Receivables originated in Ohio were solicited by Dealers for direct financing by UAC or the Predecessor. All other Receivables were originated by Dealers and purchased from such Dealers by UAC or the Predecessor.
(3)    Sum may not equal 100% due to rounding.

     Distribution of the Receivables by Remaining Term as of the Cutoff Date

                                                                                                   Percent of
       Remaining                                                 Aggregate           Average      Aggregate
       Scheduled                             Number of          Principal           Principal     Principal
      Term Range                             Receivables          Balance            Balance      Balance(1)

    0 to  6 months.......................         485       $    608,099.40       $  1,253.81         0.23%
    7 to 12 months.......................       1,199          2,849,180.06          2,376.30         1.06
   13 to 24 months.......................       2,888         13,385,776.39          4,634.96         5.00
   25 to 36 months.......................         586          3,880,970.02          6,622.82         1.45
   37 to 48 months.......................       1,142         10,172,188.73          8,907.35         3.80
   49 to 60 months.......................       3,418         41,864,941.01         12,248.37        15.62
   61 to 66 months.......................       1,278         17,368,831.62         13,590.64         6.48
   67 to 72 months.......................       4,292         66,043,953.86         15,387.69        24.65
   73 to 84 months.......................       6,029        111,806,526.91         18,544.79        41.72
                                               ------       ---------------        ----------       ------
             Total.......................      21,317       $267,980,468.00        $12,571.21       100.00%
                                               ======       ===============        ==========       ======

(1)    Sum may not equal 100% due to rounding.


           Distribution of Receivables by Financed Vehicle Model Year
                             as of the Cutoff Date

                                                                  Percent                            Percent
                                                                 of Total         Aggregate       of Aggregate
   Model                                       Number of         Number of        Principal        Principal
   Year                                       Receivables     Receivables(1)      Balance          Balance(1)
   ----                                       -----------     --------------      -------          ----------

   1977 and earlier.....................             1             0.00%      $      3,213.80         0.00%
   1984.................................             2             0.01              8,762.88         0.00
   1985.................................             2             0.01             15,902.29         0.01
   1986.................................            16             0.08             78,105.97         0.03
   1987.................................            37             0.17            150,831.68         0.06
   1988.................................            99             0.46            428,389.50         0.16
   1989.................................           439             2.06          1,422,631.59         0.53
   1990.................................           949             4.45          4,645,002.59         1.73
   1991.................................         1,382             6.48          7,788,309.13         2.91
   1992.................................         1,724             8.09         12,996,316.08         4.85
   1993.................................         3,266            15.32         26,900,525.19        10.04
   1994.................................         2,988            14.02         32,505,401.20        12.13
   1995.................................         2,970            13.93         44,601,684.17        16.64
   1996.................................         2,386            11.19         39,256,376.25        14.65
   1997.................................         2,588            12.14         46,045,503.11        17.18
   1998.................................         2,404            11.28         49,411,223.24        18.44
   1999.................................            64             0.30          1,722,289.33         0.64
                                                ------           ------       ---------------       ------
     Total..............................        21,317           100.00%      $267,980,468.00       100.00%
                                                ======           ======       ===============       ======


(1) Sum may not equal 100% due to rounding.

       Distribution of the Receivables by Note Rate as of the Cutoff Date

                                                                                                   Percent of
                                                                  Aggregate          Average      Aggregate
                                                 Number of        Principal         Principal     Principal
  Note Rate Range                               Receivables        Balance           Balance      Balance(1)
  ---------------                               -----------        -------           -------      ----------

    Less than 6.000%......................            1            25,415.29        25,415.29         0.01%
  6.000 to    6.999%......................          225           861,980.29         3,831.02         0.32
  7.000 to    7.999%......................          589         5,706,370.57         9,688.24         2.13
  8.000 to    8.999%......................          904         7,906,476.86         8,746.10         2.95
  9.000 to    9.999%......................        1,417        13,294,617.91         9,382.23         4.96
 10.000 to   10.999%......................        2,407        28,211,407.20        11,720.57        10.53
 11.000 to   11.999%......................        3,344        45,682,537.43        13,661.05        17.05
 12.000 to   12.999%......................        4,748        66,351,555.46        13,974.63        24.76
 13.000 to   13.999%......................        3,714        50,107,681.62        13,491.57        18.70
 14.000 to   14.999%......................        2,072        26,726,537.17        12,898.91         9.97
 15.000 to   15.999%......................          981        12,039,740.08        12,272.93         4.49
 16.000 to   16.999%......................          410         5,074,013.64        12,375.64         1.89
 17.000 to   17.999%......................          219         2,627,837.84        11,999.26         0.98
 18.000 to   18.999%......................          217         2,748,144.71        12,664.26         1.03
 19.000 to   19.999%......................           23           247,665.01        10,768.04         0.09
 20.000 to   20.999%......................           34           306,764.27         9,022.48         0.11
 21.000 to   21.999%......................            9            37,658.64         4,184.29         0.01
 22.000 to   22.999%......................            1            14,339.96        14,339.96         0.01
 23.000 to   23.999%......................            1             2,147.45         2,147.45         0.00
 25.000 to   25.999%......................            1             7,576.60         7,576.60         0.00
                                                 ------      ---------------      ----------        ------
               Total......................       21,317      $267,980,468.00      $12,571.21        100.00%
                                                 ======      ===============      ==========        ======


(1) Sum may not equal 100% due to rounding.

Delinquencies, Repossessions and Net Losses

         Set forth below is certain information concerning the experience of UAC and the Predecessor pertaining to delinquencies, repossessions, and net losses on its prime fixed rate retail automobile, light truck and van receivables serviced by UAC and the Predecessor. There can be no assurance that the delinquency, repossession, and net loss experience on the Receivables will be comparable to that set forth below.

                             Delinquency Experience


                                                  At June 30,                             At September 30,
                                 1995                 1996                1997                  1997
                                                (Dollars in thousands)
                          Number of            Number of            Number of            Number of
                         Receivables  Amount  Receivables Amount   Receivables  Amount  Receivables  Amount
                         -----------  ------  ----------- ------   -----------  ------  -----------  ------
Servicing portfolio....... 117,837 $1,159,349  147,722 $1,548,538   173,693  $1,860,272   177,377 $1,896,748
Delinquencies
   30-59 days.............   1,169 $   12,097    1,602 $   17,030     2,487  $   27,373     4,310     45,766
   60-89 days.............     377      4,124      694      7,629     1,646      18,931     2,196     25,156
   90 days or more........       0          0      333      3,811       723       8,826       934     11,131
                             ----- ----------    ----- ----------     -----  ----------     -----  ---------
Total delinquencies.......   1,546 $   16,221    2,629 $   28,470     4,856  $   55,130     7,440  $  82,053
                             ===== ==========    ===== ==========     =====  ==========     =====  =========
Total delinquencies as a
   percent of servicing
     portfolio............    1.31%     1.40 %    1.78%      1.84%     2.80%       2.96%     4.19%      4.33%



                              At December 31,           At March 31,
                                   1997                     1998


                            Number of               Number of
                           Receivables   Amount    Receivables  Amount
                           -----------   ------    -----------  ------
Servicing portfolio......    179,962   $1,920,930   181,026    $1,929,151
Delinquencies
   30-59 days............      3,954       41,778     3,426        35,449
   60-89 days............      2,274       25,933     1,923        21,818
   90 days or more.......        688        8,048       623         7,088
                               -----   ----------     -----        ------
Total delinquencies......      6,916   $   75,759     5,972        64,355
                               =====   ==========     =====        ======
Total delinquencies as a
   percent of servicing
     portfolio...........       3.84%        3.94%     3.30%         3.34%

                           Credit Loss Experience (1)


                                              Year ended June 30,                         Three Months Ended
                                 1995                 1996            1997              September 30, 1997 (5)
                                            (Dollars in thousands)
                          Number of            Number of              Number of               Number of
                         Receivables  Amount  Receivables   Amount   Receivables  Amount    Receivables  Amount
                         -----------  ------  -----------   ------   -----------  ------    -----------  ------
Avg. servicing
  portfolio(2)...........  104,455   $982,875    132,363  $1,343,770   164,858  $1,759,666    175,920  $1,881,603

Gross charge-offs.........   3,493  $  28,628      3,663  $   40,815     6,280  $   70,830     2,054   $   23,056
Recoveries (3)............             15,258                 19,543                28,511                  8,134
                                    ---------             ----------            ----------             ----------
Net losses................          $  13,370             $   21,272            $   42,319             $   14,922
                                    =========             ==========            ==========             ==========
Gross charge-offs as a % of
   avg. servicing
   portfolio(4)...........    3.34%      2.91%      2.77%       3.04%     3.81%       4.03%      4.67%       4.90%
Recoveries as a % of gross
   charge-offs............              53.30%                 47.88%                40.25%                 35.28%
Net losses as a % of avg.
   servicing portfolio(4).               1.36%               1.58%                2.40%                      3.17%


                           Three Months Ended       Three Months Ended
                          December 31, 1997 (5)     March 31, 1998 (5)
                          ---------------------   ----------------------
                           Number of               Number of
                          Receivables   Amount    Receivables   Amount
                          -----------   ------    -----------   ------
Avg. servicing
  portfolio(2)...........    179,334   $1,916,778     180,631  $1,924,930

Gross charge-offs.........     1,977   $   22,373       1,886  $   20,767
Recoveries (3)............                  8,527                   8,186
                                       ----------              ----------
Net losses................             $   13,846              $   12,581
                                       ==========              ==========
Gross charge-offs as a %
   of avg. servicing
   portfolio(4)...........      4.41%        4.67%      4.18%        4.32%
Recoveries as a % of gross
   charge-offs............                  38.11%                  39.42%
Net losses as a % of avg.
   servicing portfolio(4).                   2.89%                   2.61%

(1) There is generally no recourse to Dealers under any of the receivables in the portfolio serviced by UAC or the Predecessor, except to the extent of representations and warranties made by Dealers in connection with such receivables.

(2) Equals the monthly arithmetic average, and includes receivables sold in prior securitization transactions.

(3) In fiscal 1995, the method by which recoveries are stated was changed. Currently, recoveries include recoveries on receivables previously charged off, cash recoveries and unsold repossessed assets carried at fair market value. Under the previous method, reported recoveries excluded unsold repossessed assets carried at fair market value. Prior period credit loss experience has been restated to conform to current period classifications.

(4) Variation in the size of the portfolio serviced by UAC will affect the percentages in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio."

(5) Percentages are annualized in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio" for partial years.




         As indicated by the foregoing delinquency experience table, delinquency rates based upon outstanding loan balances of accounts 30 days past due and over decreased to 3.34% at March 31, 1998, compared to 3.94% at December 31, 1997 and 4.33% at September 30, 1997. However, the delinquency rate has increased from 2.96% at June 30, 1997, for UAC's prime servicing portfolio. The decreased delinquency from December 31, and September 30, 1997, is primarily attributed to collection strategies implemented to target problem accounts as well as the utilization of new scoring tools to focus collection efforts most effectively.

         As indicated in the foregoing credit loss experience table, credit losses on the prime auto portfolio totaled approximately $12.6 million for the quarter ended March 31, 1998, or 2.61% (annualized) of the average servicing portfolios compared to 2.89% and 3.17% for the quarters ended December 31, 1997 and September 30, 1997, respectively and 2.40% for the year ended June 30, 1997. Decreased credit losses from September 30, 1997, are primarily a result of strategic efforts made by UAC to improve the overall credit-quality of loans as well as a slight improvement in recovery rates.

         UAC has seen steady improvement in delinquency and credit losses over the last two quarters. UAC attributes the improvement to strategic efforts made by UAC including implementing tighter credit standards in March 1997, forming specialized collection teams to concentrate on specific groups of accounts and increasing collection efforts on charged-off accounts.

         A decline in delinquency and credit losses on those loans originated and securitized in 1995 has also contributed to the improved delinquency and credit losses for the portfolio. In the past, these pools have had higher credit losses and delinquency than anticipated and have had continued higher credit losses in the latter months of the pool life rather than reflecting a typical loss life cycle which should peak between the 12th and 18th month. Over the last six months, those loans originated and securitized in 1995 have become a smaller proportion of the total portfolio's credit losses and delinquency as the dollar amount of credit losses and delinquency in those pools has been decreasing.

         Recovery rates have been a contributing factor to credit loss experience. Recoveries have, however, shown gradual improvements over the last two quarters which contributed to the improvement in delinquency and credit losses. Recoveries as a percentage of gross charge-offs increased to 39.42% for the quarter ended March 31, 1998, from 38.11% and 35.28% for the quarters ended December 31, 1997, and September 30, 1997, respectively. Although recovery rates showed signs of improvement during the past two quarters, UAC continues to look for ways to improve recovery rates, including more diligently monitoring and expanding the repossession and remarketing operations.


         UAC's expectations with respect to delinquency and credit loss trends constitute forward-looking statements and are subject to important factors that could cause actual results to differ materially from those projected by UAC. Such factors include, but are not limited to, general economic factors affecting obligors' ability to make timely payments on their indebtedness such as employment status, rates of consumer bankruptcy, consumer debt levels generally and the interest rates applicable thereto. In addition, credit losses are affected by UAC's ability to realize on recoveries of repossessed vehicles, including, but not limited to, the market for used cars at any given time.

                       YIELD AND PREPAYMENT CONSIDERATIONS
General

         Monthly Interest (as defined herein) will be distributed to Certificateholders on each Distribution Date to the extent of the pass-through rate applied to the applicable Certificate Balance or Notional Principal Amount, as applicable, as of the preceding Distribution Date or the Closing Date, as applicable (after giving effect to distributions of principal on such preceding Distribution Date). See "The Offered Certificates -- Distributions on the Offered Certificates" herein. In the event of a full or partial prepayment on a Receivable, Certificateholders will receive interest for the full month of such prepayment either (i) through the distribution of interest paid on other Receivables, (ii) from a withdrawal from the Spread Account, (iii) by an Advance by the Servicer or (iv) by a draw on the Policy.

         Although the Receivables will have different Contract Rates, the Contract Rate of each Receivable generally will exceed the sum of (a) the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate and the Class A-5 Pass-Through Rate, (b) the Class I Pass-Through Rate, (c) the per annum rate used to calculate the Insurance Premium and (d) the per annum rate used to calculate the Monthly Servicing Fee. The Contract Rate on a small percentage of the Receivables, however, will be less than the foregoing sum. Disproportionate rates of prepayments between Receivables with higher and lower Contract Rates could affect the ability of the Trust to distribute Monthly Interest to Certificateholders.

The Class I Certificates

         The Class I Certificates are interest only certificates. Although the planned amortization feature of the Class I Certificates is intended to reduce the uncertainty of prepayments with respect to the Class I Certificates, if the Receivables prepay sufficiently quickly, the Notional Principal Amount of the Class I Certificates may be reduced more quickly than provided in the Planned Notional Principal Amount Schedule, thereby reducing the yield to the holders of the Class I Certificates. The yield to maturity on the Class I Certificates will therefore be very sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to liquidations and repurchases. Prospective investors should fully consider the associated risks, including the risk that a rapid rate of prepayments could result in the failure of investors in the Class I Certificates to recoup their initial investment. See "Risk Factors" and "The Offered Certificates -- The Class I Certificates -- Calculation of Notional Principal Amount" and "-- Class I Yield Considerations."

                              THE DEPOSITOR AND UAC


         UAC currently acquires loans from over 3,400 manufacturer franchised automobile dealerships in 31 states. UAC is an Indiana corporation, formed in December 1993 by UAC's predecessor, Union Federal Savings Bank of Indianapolis (the "Predecessor"), to succeed to the Predecessor's indirect automobile finance business, which the Predecessor had operated since 1986. UAC began purchasing and originating receivables in April 1994. For the fiscal years ended June 30, 1994, 1995, 1996 and 1997 UAC and/or the Predecessor acquired prime loans aggregating $615 million, $767 million, $995 million and $1,076 million, respectively, representing annual increases of 25%, 30% and 8%, respectively. Of the $1.9 billion of loans in the servicing portfolio of UAC (consisting of the principal balance of loans held for sale and securitized loans) at June 30, 1997, approximately 75.43% represented loans on used cars and approximately 24.57% represented loans on new cars.

                                   THE INSURER

         MBIA Insurance Corporation (the "Insurer") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         Effective February 17, 1998, the Company acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC") through a merger with its parent CapMAC Holdings Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks, as well as its unearned premiums and contingency reserves, to the Insurer and the Insurer has reinsured CMAC's net outstanding exposure. The Company is not obligated to pay the debts of or claims against CMAC.


         As of December 31, 1997 the Insurer had admitted assets of $5.2 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1998, the Insurer had admitted assets of $5.5 billion (unaudited), total liabilities of $3.7 billion (unaudited), and total capital and surplus of $1.8 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.


         Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of the Company is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

         The Insurer's financial guarantee insurance policies, such as the Policy, are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         Moody's Investors Service, Inc. rates the claims paying ability of the Insurer "Aaa."

         Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. rates the claims paying ability of the Insurer "AAA."

         Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the claims paying ability of the Insurer "AAA."

         Each rating of the Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the securities, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the securities. The Insurer does not guaranty the market price of the securities nor does it guaranty that the ratings on the securities will not be revised or withdrawn.

         The tables below present selected financial information of the Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") as well as generally accepted accounting principles ("GAAP"):


                                                      SAP
                                     -----------------------------------------
                                     December 31                    March 31
                                        1997                           1998
                                     -----------                   -----------
                                      (Audited)                    (Unaudited)
                                                 (in millions)
         Admitted Assets               $5,256                        $5,475
         Liabilities                    3,496                         3,658
         Capital and Surplus            1,760                         1,817

                                                     GAAP
                                     -----------------------------------------
                                     December 31                    March 31
                                        1997                           1998
                                     -----------                   -----------
                                      (Audited)                    (Unaudited)
                                                 (in millions)
         Assets                        $5,988                        $6,196
         Liabilities                    2,624                         2,725
         Shareholder's Equity           3,364                         3,471

     [Financial Statements to be provided] Copies of the Insurer's 1997 year-end audited financial statements prepared in accordance with SAP are available from the Insurer. The address of the Insurer is 113 King Street, Armonk, New York 10504.


                            THE OFFERED CERTIFICATES

         The Offered Certificates will be issued pursuant to the Pooling and Servicing Agreement. Copies of the Pooling and Servicing Agreement (without exhibits) may be obtained by Certificateholders upon request in writing to the Servicer at the address set forth herein under "Reports to Certificateholders." Citations to the relevant sections of the Pooling and Servicing Agreement appear below in parentheses. The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Pooling and Servicing Agreement.

Distributions

         In general, it is intended that the Trustee distribute to the Class A Certificateholders on each Distribution Date beginning July 8, 1998, the aggregate principal payments, including full and partial prepayments (except certain prepayments in respect of Precomputed Receivables as described below under "--Accounts"), received on the Receivables during the related Collection Period, plus Class A Monthly Interest. Principal to be distributed to the Class A Certificateholders will be allocated on the basis of the Principal Distribution Sequence. It is also intended that the Trustee distribute to the Class I Certificateholders, on each Distribution Date beginning on July 8, 1998 and continuing through the Distribution Date on which the Notional Principal Amount is reduced to zero, the Class I Monthly Interest. (Section 9.04.) See "-- Distributions on the Offered Certificates." Monthly Interest may be provided by a payment made by or on behalf of the Obligor, by an Advance made by the Servicer to cover interest due on a defaulted Receivable or by a withdrawal from the Spread Account. Monthly Interest may be provided by a draw on the Policy if there are not sufficient funds (after payment of the Monthly Servicing Fee, permitted reimbursements of outstanding Advances and after giving effect to any withdrawals from the Spread Account for the benefit of the Class A Certificateholders and the Class I Certificateholders) to pay Monthly Interest and Monthly Principal. Draws on the Policy to pay Monthly Interest and Monthly Principal will be limited to the Policy Amount. See "-- Sale and Assignment of Receivables" and "-- Accounts" herein.

The Class I Certificates -- Calculation of Notional Principal Amount


         The Class I Certificates are interest only planned amortization securities. The Class I Certificates are entitled to receive interest at the Class I Pass-Through Rate on the Notional Principal Amount of the Class I Certificates, initially $208,715,851.64. The planned amortization feature is intended to reduce the uncertainty to investors in the Class I Certificates with respect to prepayments because the Class I Certificates will receive interest based on their Notional Principal Amount on a principal paydown schedule rather than on the reduction in the actual Certificate Balance as a result of principal payments and prepayments, as described below. Solely for the purpose of calculating the amount payable with respect to the Class I Certificates, the Certificate Balance will be divided into two principal components, the "PAC Component" and the "Companion Component". The Notional Principal Amount will be equal to the PAC Component, originally $208,715,851.644. The sum of the PAC Component and the Companion Component will at all times equal the then aggregate unpaid Certificate Balance.


         The Pooling and Servicing Agreement establishes a schedule (the "Planned Notional Principal Amount Schedule") pursuant to which principal will be allocated to the PAC Component and the Companion Component, as described below. As the PAC Component is reduced, the Notional Principal Amount and payments to the holders of the Class I Certificates will also be reduced.

         On each Distribution Date, the Monthly Principal distributed to Class A Certificateholders will be allocated first to the PAC Component up to the amount necessary to reduce the PAC Component to the amount specified in the Planned Notional Principal Amount Schedule (the "Planned Notional Principal Amount") for such Distribution Date, second, to the Companion Component until the balance thereof is reduced to zero and third, to the PAC Component, without regard to the Planned Notional Principal Amount for such Distribution Date. The foregoing allocations will be made solely for purposes of calculating the Notional Principal Amount and correspondingly, the amount of interest payable with respect to the Class I Certificates. The Class I Certificates are not entitled to receive any principal payments. The foregoing calculations will not affect distributions of principal with respect to the Class A Certificates.

                   Planned Notional Principal Amount Schedule


                                                              Planned Notional
     Distribution Date in                                     Principal Amount
     --------------------                                     ----------------
     Initial.............................................      $208,715,851.64
     July 1998...........................................
     August 1998.........................................
     September 1998......................................
     October 1998........................................
     November 1998.......................................
     December 1998.......................................
     January 1999........................................
     February 1999.......................................
     March 1999..........................................
     April 1999..........................................
     May 1999............................................
     June 1999...........................................
     July 1999...........................................
     August 1999.........................................
     September 1999......................................
     October 1999........................................
     November 1999.......................................
     December 1999.......................................
     January 2000........................................
     February 2000.......................................
     March 2000..........................................
     April 2000..........................................
     May 2000............................................
     June 2000...........................................
     July 2000...........................................
     August 2000.........................................
     September 2000......................................
     October 2000........................................
     November 2000.......................................
     December 2000.......................................
     January 2001........................................
     February 2001.......................................
     March 2001..........................................
     April 2001..........................................
     May 2001............................................
     June 2001...........................................
     July 2001...........................................
     August 2001.........................................
     September 2001......................................

The Class I Certificates will not be entitled to any distributions after the Notional Principal Amount has been reduced to zero.

Class I Yield Considerations

         Although the planned amortization feature of the Class I Certificates is intended to reduce the uncertainty relating to prepayments of the Receivables with respect to the Class I Certificates, the yield to maturity of the Class I Certificates will remain extremely sensitive to the prepayment experience of the Receivables, including voluntary prepayments and prepayments due to liquidations and repurchases. Prospective investors should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. In particular, investors in the Class I Certificates should note that they will not be entitled to any distributions after the Notional Principal Amount of the Class I Certificates has been reduced to zero and that Receivables may be repurchased due to breaches of representations. See "Risk Factors."


         The following tables illustrate the significant effect that prepayments on the Receivables have upon the yield to maturity of the Class I Certificates. The first table assumes that the Receivables have been aggregated into five hypothetical pools having the characteristics described therein and that the level scheduled monthly payment for each of the five pools (which is based on its principal balance, weighted average Contract Rate, weighted average remaining term as of the Cutoff Date and its weighted average original term) will be such that such pool will be fully amortized by the end of its weighted average remaining term. Based on such hypothetical pools, the second table shows the approximate hypothetical pre-tax yields to maturity of the Class I Certificates, stated on a corporate bond equivalent basis, under five different prepayment assumptions based on the assumed purchase price and the ABS prepayment model described below.



                                                               Weighted Average          Weighted Average
                 Cutoff Date        Weighted Average           Remaining Term to         Original Term to
     Pool     Principal Balance      Note Rate               Maturity (in Months)      Maturity (in Months)
     ----     -----------------      ---------               --------------------      --------------------

       1     $   16,843,055.85         10.702%                       16                          68
       2         14,053,158.75         12.834                        42                          49
       3         41,864,941.01         12.617                        58                          60
       4         83,412,785.48         12.614                        70                          71
       5        111,806,526.91         12.616                        80                          81

         For purposes of the following table, it is also assumed that (i) the purchase price of the Class I Certificates is as set forth below, (ii) the Receivables prepay monthly at the specified percentages of ABS as set forth in the table below, (iii) prepayments representing prepayments in full of individual Receivables are received on the last day of the month and include a full month's interest thereon, (iv) the Closing Date for the Offered
Certificates is June ___, 1998, (v) distributions on the Offered Certificates are made, in cash, commencing on July 8, 1998, and on the eighth day of each month thereafter, (vi) no defaults or delinquencies in the payment of the Receivables are experienced, and (vii) no Receivable is repurchased for breach of representation and warranty or otherwise.

       Sensitivity of the Yield on the Class I Certificates to Prepayments
                     1.0%      1.6%      1.8%      2.5%          3.0%
        Price(1)      ABS       ABS       ABS       ABS           ABS
        --------    ------    -----      -----     -----         -----
              %          %         %         %          %       -     %

(1)      Expressed as a percentage of the original Notional Principal Amount.

     Based on the assumptions described above and assuming a purchase price of _______% at approximately ______% ABS, the pre-tax yield to maturity of the Class I Certificates would be approximately 0%.

         It is highly unlikely that the Receivables will prepay at a constant rate until maturity or that all of the Receivables will prepay at the same rate. The foregoing table assumes that each Receivable bears interest at its specified Contract Rate, has the same remaining amortization term, and prepays at the same rate. In fact, receivables will prepay at different rates and have different terms.

         The yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class I Certificates, would cause the discounted present value of such assumed cash flows to equal the assumed purchase price of such Class I Certificates and by converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class I Certificates and consequently do not purport to reflect the return on any investment in the Class I Certificates when such reinvestment rates are considered.

         The Receivables will not necessarily have the characteristics assumed above and there can be no assurance that (i) the Receivables will prepay at any of the rates shown in the table or at any other particular rate or will prepay proportionately, (ii) the pre-tax yield on the Class I Certificates will correspond to any of the pre-tax yields shown above or (iii) the aggregate purchase price of the Class I Certificates will be equal to the purchase price assumed. Because the Receivables will include Receivables that have remaining terms to stated maturity shorter or longer than those assumed and Contract Rates higher or lower than those assumed, the pre-tax yield on the Class I Certificates may differ from those set forth above, even if all of the Receivables prepay at the indicated constant prepayment rates.

         Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The Absolute Prepayment Model ("ABS") used in the preceding table represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

Sale and Assignment of Receivables


         Certain  information  with respect to the conveyance of the Receivables
(i) from Union Acceptance Funding Corporation ("UAFC") to the Depositor pursuant to the Purchase Agreement dated as of June 1, 1998, among UAFC, UAC and the Depositor and (ii) from the Depositor to the Trust pursuant to the Pooling and Servicing Agreement is set forth under "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the Prospectus.


Accounts

         In addition to the Certificate Account, the property of the Trust will include the Spread Account and the Payahead Account.

         Spread Account. On the Closing Date, the Trustee will establish the Spread Account. Thereafter, the amount held in the Spread Account will be increased up to the Required Spread Amount by the deposit thereto of payments on the Receivables not utilized to make payments to the Certificateholders (other than the Class IC Certificateholder), the Insurer and the Servicer for the Monthly Servicing Fee and any permitted reimbursements of outstanding Advances on any Distribution Date. While it is intended that the Spread Account will grow over time to equal the Required Spread Amount through monthly deposits of excess collections on the Receivables, if any, there can be no assurance that such growth will actually occur. The Spread Account will be established for the benefit of the Class A Certificateholders, the Class I Certificateholders and the Insurer. On each Distribution Date, any amounts on deposit in the Spread Account after the payment of any amounts owed to the Insurer in excess of the Required Spread Amount will be withdrawn from the Spread Account and distributed to the Class IC Certificateholder.

         Under the terms of the Pooling and Servicing Agreement, the Trustee will withdraw funds from the Spread Account and transfer them to the Certificate Account for any deficiency of Monthly Interest or Monthly Principal as further described below under "-- Distributions on the Offered Certificates," to the extent available, prior to making any draw on the Policy.

         In the event that the balance of the Spread Account is reduced to zero and there is a default under the Policy on any Distribution Date, the Trust will depend solely on current distributions on the Receivables to make distributions of principal and interest on the Certificates. Any reduction in the principal balance of the Receivables due to losses on the Receivables will also result in a reduction of the Notional Principal Amount of the Class I Certificates. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may be encountered in enforcing motor vehicle contracts as described in the Prospectus under "Certain Legal Aspects of the Receivables," the Servicer may not recover the entire amount due on such Receivables in the event of a repossession and resale of a Financed Vehicle securing a Receivable in default. In such event, the Certificateholders may suffer a corresponding loss. Any such losses would be borne pro rata by the Class A Certificateholders and Class I Certificateholders.

         Payahead Account. The Servicer will establish an additional account (the "Payahead Account"), in the name of the Trustee on behalf of Obligors on the Receivables and Certificateholders, into which, to the extent required by the Pooling and Servicing Agreement, early payments by or on behalf of Obligors on Precomputed Receivables will be deposited until such time as the payment becomes due. Until such time as payments are transferred from the Payahead Account to the Certificate Account, they will not constitute collected interest or collected principal and will not be available for distribution to Certificateholders. The Payahead Account will initially be maintained with the Trustee. Interest earned on the balance in the Payahead Account will be remitted to the Servicer monthly. Collections on a Precomputed Receivable made during a Collection Period shall be applied first to any overdue scheduled payment on such Receivable, then to the scheduled payment on such Receivable due in such Collection Period. If any collections remaining after the scheduled payment is made are insufficient to prepay the Precomputed Receivable in full, then generally such remaining collections shall be transferred to and kept in the Payahead Account until such later Collection Period as the collections may be retransferred to the Certificate Account and applied either to a later scheduled payment or to prepay such Receivable in full.

Advances

         With respect to each Receivable delinquent more than 30 days at the end of a Collection Period, the Servicer will make an Advance in an amount equal to 30 days of interest, but only to the extent that the Servicer in its sole discretion, expects to recoup the Advance from subsequent collections on the Receivable. The Servicer will deposit the Advance in the Certificate Account on or before the fifth calendar day of the month following the Collection Period. The Servicer will recoup its Advance from subsequent payments by or on behalf of the respective Obligor, from insurance proceeds or, upon the Servicer's determination that reimbursement from the preceding sources is unlikely, will recoup its Advance from any collections made on other Receivables. (Section 9.05.)

Distributions on the Class IC Certificate

         The Class IC Certificate will be initially issued to the Depositor and will entitle it to receive monthly all funds held in the Spread Account in excess of the Required Spread Amount after payment of all amounts owed to the Insurer. Upon termination of the Trust the Class IC Certificateholder is entitled to receive any amounts remaining in the Spread Account (only after all required payments to the Insurer are made) after the payment of expenses and distributions to Certificateholders. See "-- Accounts" above.

Distributions on the Offered Certificates

         The Servicer will deposit in the Certificate Account the amount of payments on all Receivables received with respect to the preceding Collection Period. All such payments on the Simple Interest Receivables, the scheduled payments on Precomputed Receivables, plus the net amount to be transferred from the Payahead Account to the Certificate Account for the related Distribution Date, all Advances for such Collection Period and the Purchase Amount for all Receivables that became Purchased Receivables during the preceding Collection Period, will be available for distribution pursuant to the terms of the Pooling and Servicing Agreement on the next succeeding Distribution Date ("Available
Funds"). The Servicer will determine the amount of funds necessary to make distributions of Monthly Principal and Monthly Interest to the Certificateholders and to pay the Monthly Servicing Fee to the Servicer. If there is a deficiency with respect to Monthly Interest or Monthly Principal on any Distribution Date, after giving effect to payments of the Monthly Servicing Fee and permitted reimbursements of outstanding Advances to the Servicer on such Distribution Date, the Servicer will withdraw amounts, to the extent available, from the Spread Account, in the amount of such deficiency and notify the Trustee of any remaining deficiency, whereupon the Trustee will draw on the Policy, up to the Policy Amount, to pay Monthly Interest and Monthly Principal. Moreover, if the Available Funds for a Distribution Date are insufficient to pay current and past due Insurance Premiums, and other amounts owed to the Insurer, pursuant to the Insurance Agreement, plus accrued interest thereon, to the Insurer, the Servicer will notify the Trustee of such deficiency, and the amount, if any, then on deposit in the Spread Account (after giving effect to any withdrawal to satisfy a deficiency described in this and the preceding sentences) will be available to cover such deficiency.

         The Monthly Servicing Fee due to the Servicer in respect of each Collection Period will be distributed to the Servicer during such Collection Period from collections received during such Collection Period.

         On each Distribution Date, the Trustee will apply or cause to be applied the Available Funds (plus, to the extent required for payment of Monthly Interest or Monthly Principal any amounts withdrawn from the Spread Account or drawn on the Policy, as applicable) to make the following payments in the following priority:

         (a) without duplication, an amount equal to the sum of the amount of outstanding Advances in respect of Receivables (x) that became Defaulted Receivables during the prior Collection Period plus (y) that the Servicer determines to be unrecoverable, to the Servicer;

         (b) the Monthly Servicing Fee, including any overdue Monthly Servicing Fee, to the Servicer, to the extent not previously distributed to the Servicer;

         (c) pro rata, (y) Monthly Principal, in accordance with the Principal Distribution Sequence (described below), and Class A Monthly Interest, including any overdue Class A Monthly Interest, to the Class A Certificateholders and (z) Class I Monthly Interest, including any overdue Class I Monthly Interest, to the Class I Certificateholders;


         (d) the Insurance Premium including any overdue Insurance Premium plus interest thereon to the Insurer;


         (e) the amount of recoveries of Advances (to the extent such recoveries have not previously been reimbursed to the Servicer pursuant to clause
         (a) above), to the Servicer;


         (f) the aggregate amount of any unreimbursed draws on the Policy payable to the Insurer, under the Insurance Agreement, for Class A Monthly Interest, Class I Monthly Interest and Monthly Principal and any other amounts owing to the Insurer under the Insurance Agreement plus accrued interest thereon; and


         (g) the balance into the Spread Account.

         After all distributions pursuant to clauses (a) through (g) above have been made for each Distribution Date, the amount of funds remaining in the Spread Account on such date, if any, in excess of the Required Spread Amount, will be distributed by the Trustee to the Class IC Certificateholder. Any amounts so distributed to the Class IC Certificateholder will no longer be property of the Trust and Certificateholders will have no rights with respect thereto.

         If on any Distribution Date there are not sufficient Available Funds (together with amounts withdrawn from the Spread Account and/or the Policy) to pay the distribution required by (c) above, the Available Funds distributable thereunder shall be distributed proportionately on the basis of the ratio of the required distribution due each of the Class A Certificateholders and the Class I Certificateholders, respectively, to the sum of the distributions required by
(c) the Class A Certificateholders and the Class I Certificateholders. The amount so distributed to the Class A Certificateholders hereunder shall be allocated first to Class A Monthly Interest, and second to Monthly Principal pro rata among the Class A Certificateholders.

         "Class A Monthly Interest" for any Distribution Date will equal the sum of Class A-1 Monthly Interest, Class A-2 Monthly Interest, Class A-3 Monthly Interest, Class A-4 Monthly Interest and Class A-5 Monthly Interest.

         "Class A-1 Monthly Interest" means, (i) for the first Distribution Date, the product of the following: (one-three hundred sixtieth (1/360th) of the Class A-1 Pass-Through Rate) multiplied by (the number of days from the Closing Date through the day before the first Distribution Date) multiplied by the Class A-1 Certificate Balance at the Closing Date and (ii) for any subsequent Distribution Date, one-three hundred sixtieth (1/360th) of the product of the Class A-1 Pass-Through Rate, the actual number of days from the previous Distribution Date through the day before the related Distribution Date and the Class A-1 Certificate Balance as of the immediately preceding Distribution Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Distribution Date).

         "Class A-2 Monthly Interest" means, (i) for the first Distribution Date, the product of the following: (one twelfth of the Class A-2 Pass-Through
Rate) multiplied by (the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Distribution Date divided by 30) multiplied by the Class A-2 Certificate Balance at the Closing Date and (ii) for any subsequent Distribution Date, one-twelfth of the product of the Class A-2 Pass-Through Rate and the Class A-2 Certificate Balance as of the immediately preceding Distribution Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Distribution Date).

         "Class A-3 Monthly Interest" means, (i) for the first Distribution Date, the product of the following: (one twelfth of the Class A-3 Pass-Through
Rate) multiplied by (the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Distribution Date divided by 30) multiplied by the Class A-3 Certificate Balance at the Closing Date and (ii) for any subsequent Distribution Date, one-twelfth of the product of the Class A-3 Pass-Through Rate and the Class A-3 Certificate Balance as of the immediately preceding Distribution Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Distribution Date).

         "Class A-4 Monthly Interest" means, (i) for the first Distribution Date, the product of the following: (one twelfth of the Class A-4 Pass-Through
Rate) multiplied by (the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Distribution Date divided by 30) multiplied by the Class A-4 Certificate Balance at the Closing Date and (ii) for any subsequent Distribution Date, one-twelfth of the product of the Class A-4 Pass-Through Rate and the Class A-4 Certificate Balance as of the immediately preceding Distribution Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Distribution Date).

         "Class A-5 Monthly Interest" means, (i) for the first Distribution Date, the product of the following: (one twelfth of the Class A-5 Pass-Through
Rate) multiplied by (the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Distribution Date divided by 30) multiplied by the Class A-5 Certificate Balance at the Closing Date and (ii) for any subsequent Distribution Date, one-twelfth of the product of the Class A-5 Pass-Through Rate (as adjusted after the Clean-Up Call Date) and the Class A-5 Certificate Balance as of the immediately preceding Distribution Date (after giving effect to any distribution of Monthly Principal made on such immediately preceding Distribution Date).

         "Class I Monthly Interest" means (i) for the first Distribution Date, the product of the following: (one-twelfth of the Class I Pass-Through Rate) multiplied by (the number of days from the Closing Date (assuming the month of the Closing Date has 30 days) through the day before the first Distribution Date divided by 30) multiplied by the Notional Principal Amount of the Class I Certificates at the Closing Date, and (ii) for any subsequent Distribution Date, one-twelfth of the product of the Class I Pass-Through Rate and the Notional Principal Amount as of the immediately preceding Distribution Date (after giving effect to any application of Monthly Principal on such preceding Distribution
Date); provided, however, that after the Class A-5 Final Scheduled Distribution Date, the Class I Monthly Interest shall be zero.

         "Defaulted Receivable" will mean, for any Collection Period, a Receivable as to which any of the following has occurred: (i) any payment is 120 days or more delinquent as of the last day of such Collection Period; (ii) the Financed Vehicle that secures the Receivable has been repossessed; or (iii) the Receivable has been determined to be uncollectable in accordance with the Servicer's customary practices on or prior to the last day of such Collection Period; provided, however, that any Receivable which the Depositor or the Servicer is obligated to repurchase or purchase pursuant to the Pooling and Servicing Agreement shall be deemed not to be a Defaulted Receivable.


         "Insurance Premium" for any Distribution Date will equal one-twelfth of the product of the Policy per annum fee rate set forth in the Insurance Agreement and the Certificate Balance calculated as of the last day of the Collection Period to which such Distribution Date relates and payable monthly in arrears.


         "Monthly Interest" for any Distribution Date will equal the sum of the Class A Monthly Interest and the Class I Monthly Interest.

         "Monthly Principal" for any Distribution Date will equal the amount necessary to reduce the Certificate Balance as of the prior Distribution Date (after giving effect to the distribution of Monthly Principal on such date) to the aggregate unpaid principal balance of the Receivables on the last day of the preceding Collection Period; provided, however, that Monthly Principal on the final scheduled Distribution Date for each class of Class A Certificates will be increased by the amount, if any, which is necessary to reduce the Certificate Balance of such class to zero on such date. For the purpose of determining Monthly Principal, the unpaid principal balance of a Defaulted Receivable or a Purchased Receivable is deemed to be zero on and after the last day of the Collection Period in which such Receivable became a Defaulted Receivable or a Purchased Receivable.

         "Principal Distribution Sequence" means the order in which Monthly Principal shall be distributed among the Class A Certificateholders in the following sequence: (i) to the Class A-1 Certificateholders until the Class A-1 Certificate Balance has been reduced to zero; (ii) to the Class A-2 Certificateholders until the Class A-2 Certificate Balance has been reduced to zero; (iii) to the Class A-3 Certificateholders until the Class A-3 Certificate Balance has been reduced to zero; (iv) to the Class A-4 Certificateholders until the Class A-4 Certificate Balance has been reduced to zero; and (v) to the Class A-5 Certificateholders until the Class A-5 Certificate Balance has been reduced to zero.

         As an administrative convenience, the Servicer will be permitted to make the deposit of collections and aggregate Advances and Purchase Amounts for or with respect to the Collection Period, net of distributions to be made to the Servicer with respect to the Collection Period. The Servicer, however, will account to the Trustee and to the Certificateholders as if all deposits and distributions were made individually. (Section 9.06.)

         The following chart sets forth an example of the application of the foregoing provisions to a monthly distribution:


June 1 - June 30 .......................  Collection    Period.   The   Servicer
                                          receives       monthly       payments,
                                          prepayments,  and  other  proceeds  in
                                          respect   of   the   Receivables   and
                                          deposits   them  in  the   Certificate
                                          Account.  The  Servicer may deduct the
                                          Monthly   Servicing   Fee  from   such
                                          deposits.

June 30  ...............................  Record  Date.   Distributions  on  the
                                          Distribution    Date   are   made   to
                                          Certificateholders  of  record  at the
                                          close of business on this date.

July 6..................................  "Determination  Date" (second business day before the Distribution  Date). On
                                          or  before  this  date,  the  Servicer
                                          delivers  the  Servicer's  Certificate
                                          setting   forth  the   amounts  to  be
                                          distributed on the  Distribution  Date
                                          and of any deficiencies. If necessary,
                                          the  Trustee  notifies  the Insurer of
                                          any  draws in  respect  of  Guaranteed
                                          Distributions required pursuant to the
                                          Policy.

July 8..................................  "Distribution  Date" (eighth  calendar day after the end of the month,  of if
                                          such day is not a  business  day,  the
                                          first  business day  thereafter).  The
                                          Trustee withdraws funds, to the extent
                                          available,  from the  Cash  Collateral
                                          Accounts  established  for the benefit
                                          of  the   Insurer   pursuant   to  the
                                          Agreement,  and/or draws on the Policy
                                          (subject  to the  terms  thereof),  if
                                          necessary,   to   pay   the   Interest
                                          Distribution and Monthly  Principal as
                                          described    herein.    The    Trustee
                                          distributes   to    Certificateholders
                                          amounts  payable  in  respect  of  the
                                          Certificates   and  pays  the  Monthly
                                          Servicing  Fee, and all amounts  owing
                                          to the Insurer.


The Policy


         On or before the Closing Date, the Depositor and UAC, in its individual capacity and as Servicer, and the Insurer will enter into an Insurance and Reimbursement Agreement (the "Insurance Agreement") pursuant to which the Insurer will issue the Policy. Under the terms of the Pooling and Servicing Agreement, after withdrawal of any amounts in the Spread Account with respect to a Distribution Date to pay a deficiency in Monthly Interest or Monthly Principal, the Trustee will be authorized to draw on the Policy for the benefit of the Class A Certificateholders and the Class I Certificateholders and credit the Certificate Account for such draws as described above under "--Distributions on the Offered Certificates." The maximum amount that may be drawn under the Policy on any Distribution Date is limited to the Policy Amount for such Distribution Date. The Policy Amount, with respect to any Distribution Date, shall equal (x) the sum of (A) the lesser of (i) the Certificate Balance (after giving effect to any distribution of Available Funds and any funds withdrawn from the Spread Account to pay Monthly Principal on such Distribution Date) and
(ii) the Net Principal Policy Amount,  plus (B) Class A Monthly  Interest,  plus
(C) Class I Monthly Interest, plus (D) the Monthly Servicing Fee; less (y) all amounts on deposit in the Spread Account on such Distribution Date. "Net Principal Policy Amount" means the Certificate Balance as of the first Distribution Date minus all amounts previously drawn on the Policy or from the Spread Account with respect to Monthly Principal.

         The Insurer will be entitled to receive the Insurance Premium and certain other amounts on each Distribution Date as described under "--Distributions on the Offered Certificates" and to receive amounts on deposit in the Spread Account as described above under "--Accounts." The Insurer will not be entitled to reimbursement of any amounts from the Certificateholders. The Insurer's obligation under the Policy is irrevocable. The Insurer will have no obligation other than its obligations under the Policy to the Certificateholders or the Trustee.

         In the event that the balance in the Spread Account is reduced to zero and there has been a default under the Policy, the Trust may depend solely on current collections on the Receivables to make distributions of principal and interest on the Offered Certificates. Any reduction in the principal balance of the Receivables due to losses on the Receivables may also result in a reduction of the Notional Principal Amount of the Class I Certificates. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may be encountered in enforcing motor vehicle contracts as described in the Prospectus under "Certain Legal Aspects of the Receivables," the Servicer may not recover the entire amount due on such Receivables in the event of a repossession and resale of a Financed Vehicle securing a Receivable in default. In such event, the Certificateholders may suffer a corresponding loss. Any such losses would be borne pro rata by the Class A Certificateholders and Class I Certificateholders. See " -- Distributions on the Offered Certificates."

Rights of the Insurer upon Events of Default, Amendment or Waiver


         Upon the occurrence of an Event of Default, the Insurer, or the Trustee upon the consent of the Insurer, will be entitled to appoint a successor Servicer. In addition to the events constituting an Event of Default as described in the Prospectus, the Pooling and Servicing Agreement will also permit the Insurer to appoint a successor Servicer and to redirect payments made under the Receivables to the Trustee upon the occurrence of certain additional events involving a failure of performance by the Servicer or a material misrepresentation made by the Servicer under the Insurance Agreement.


         The Pooling and Servicing Agreement cannot be amended or any provisions thereof waived without the consent of the Insurer if such amendment or waiver would have a materially adverse effect upon the rights of the Insurer.

                              ERISA CONSIDERATIONS

         Subject to the considerations set forth under "ERISA Considerations" in the Prospectus, the Class A Certificates and the Class I Certificates may be eligible for purchase by an employee benefit plan or an individual retirement account (a "Plan") subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Class A Certificate or of a Class I Certificates is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Class A Certificates and the Class I Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

                                  UNDERWRITING


         Under the terms and subject to the conditions set forth in the underwriting agreement for the sale of the Offered Certificates, dated June ___, 1998, the Depositor has agreed to sell and each of the underwriters named below (the "Underwriters") severally agreed to purchase the principal amount of the Offered Certificates set forth below its name below:


                                    NationsBanc Montgomery           Bear, Stearns
                                        Securities LLC                 & Co. Inc.                   Total
                                        --------------                 ----------                   -----

Principal Amount
   of Class A-1 Certificates........   $                             $                        $
Principal Amount
   of Class A-2 Certificates........   $                             $                        $
Principal Amount
   of Class A-3 Certificates........   $                             $                        $
Principal Amount
   of Class A-4 Certificates........   $                             $                        $
Principal Amount
   of Class A-5 Certificates........   $                             $                        $
Notional Principal Amount
   of Class I Certificates..........   $209,333,650.74               $        0.00            $


         In the underwriting agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all the Offered Certificates offered hereby if any of the Offered Certificates are purchased.

         The Underwriters propose to offer part of the Offered Certificates directly to the public at the prices set forth on the cover page hereof, and part to certain dealers at a price that represents a concession not in excess of ______% of the denominations of the Class A-1 Certificates, ______% of the denominations of the Class A-2 Certificates, ______% of the denominations of the Class A-3 Certificates, ______% of the denominations of the Class A-4 Certificates, ______% of the denominations of the Class A-5 Certificates or ______% of the gross proceeds of the Class I Certificates. The Underwriters may allow and such dealers may reallow a concession not in excess of ______% of the denominations of the Class A-1 Certificates, ______% of the denominations of the Class A-2 Certificates, ______% of the denominations of the Class A-3 Certificates, ______% of the denominations of the Class A-4 Certificates, ______% of the denominations of the Class A-5 Certificates or ______% of the gross proceeds of the Class I Certificates to certain other dealers.

         The Depositor and UAC have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

         The Depositor has been advised by the Underwriters that the Underwriters presently intend to make a market in the Offered Certificates, as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Offered Certificates and any such market-making may be discontinued at any time at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Offered Certificates.

                                 LEGAL OPINIONS

         Certain legal matters relating to the Offered Certificates will be passed upon for the Depositor by Barnes & Thornburg, Indianapolis, Indiana, and for the Underwriters by Cadwalader, Wickersham & Taft. Certain federal income tax consequences with respect to the Offered Certificates will be passed upon for the Depositor by Cadwalader, Wickersham & Taft.

                                     [EXPERTS


         The financial statements of the Insurer, MBIA Insurance Corporation and Subsidiaries, as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 are included herein beginning on page F-1 and have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, as set forth in their audit report thereon and are included in reliance upon the authority of such firm as experts in accounting and auditing.]

                            INDEX OF PRINCIPAL TERMS


     TERM                                                                PAGE
     ----                                                                ----
     ABS  ......................................................           S-24
     Available Funds  ..........................................           S-26
     Certificates    ...........................................            S-3
     Certificate Balance........................................            S-5
     Class A Certificates     ..................................       S-3, S-4
     Class A Certificateholders    .............................            S-4
     Class A Monthly Interest  .................................           S-27
     Class A-1 Certificate Balance..............................            S-4
     Class A-1 Certificateholders...............................            S-4
     Class A-1 Certificates.....................................            S-3
     Class A-1 Final Scheduled Distribution Date................            S-5
     Class A-1 Monthly Interest  ...............................           S-27
     Class A-1 Pass-Through Rate................................            S-4
     Class A-2 Certificate Balance..............................            S-5
     Class A-2 Certificateholders...............................            S-4
     Class A-2 Certificates.....................................            S-3
     Class A-2 Final Scheduled Distribution Date................            S-5
     Class A-2 Monthly Interest  ...............................           S-27
     Class A-2 Pass-Through Rate................................            S-5
     Class A-3 Certificate Balance..............................            S-5
     Class A-3 Certificateholders...............................            S-4
     Class A-3 Certificates.....................................            S-3
     Class A-3 Final Scheduled Distribution Date................            S-6
     Class A-3 Monthly Interest  ...............................           S-27
     Class A-3 Pass-Through Rate................................            S-5
     Class A-4 Certificate Balance..............................            S-5
     Class A-4 Certificateholders...............................            S-4
     Class A-4 Certificates.....................................            S-3
     Class A-4 Final Scheduled Distribution Date................            S-6
     Class A-4 Monthly Interest  ...............................           S-27
     Class A-4 Pass-Through Rate................................            S-5
     Class A-5 Certificate Balance..............................            S-5
     Class A-5 Certificateholders...............................            S-4
     Class A-5 Certificates.....................................            S-3
     Class A-5 Final Scheduled Distribution Date................            S-6
     Class A-5 Monthly Interest  ...............................           S-27
     Class A-5 Pass-Through Rate................................            S-5
     Class I Certificateholders     ............................            S-6
     Class I Certificates    ...................................       S-3, S-6
     Class I Monthly Interest  .................................           S-28
     Class I Pass-Through Rate    ..............................            S-6
     Class IC Certificate    ...................................       S-1, S-3
     Class IC Certificateholder    .............................            S-9
     Clean-Up Call Date.........................................           S-10
     Closing Date    ...........................................            S-3
     CMAC.......................................................           S-19
     Code   ....................................................           S-30
     Companion Component........................................      S-7, S-21
     Company....................................................           S-19

     Cutoff Date    .........................................            S-3
     Defaulted Receivable ...................................           S-28
     Depositor    ...........................................       S-1, S-3
     Determination Date......................................           S-29
     Distribution Date   ....................................      S-4, S-29
     ERISA    ...............................................           S-11
     Financed Vehicles.......................................            S-3
     Fitch IBCA, Inc.........................................           S-20
     GAAP....................................................           S-20
     Insurance Premium ......................................           S-28
     Insurance Agreement ....................................           S-10
     Insurer ................................................S-1, S-10, S-19
     Issuer..................................................            S-3
     Legal Investment........................................           S-10
     Moody's.................................................           S-20
     Monthly Interest  ......................................           S-28
     Monthly Principal  .....................................      S-5, S-28
     Monthly Servicing Fee...................................            S-7
     Net Principal Policy Amount.............................     S-10, S-29
     Notional Principal Amount...............................            S-7
     Offered Certificates   .................................       S-1, S-3
     Optional Sale     ......................................           S-10
     Original Notional Principal Amount......................            S-6
     PAC Component...........................................      S-7, S-21
     Payahead Account .......................................           S-25
     Plan  ..................................................           S-30
     Planned Notional Principal Amount.......................           S-22
     Planned Notional Principal Amount Schedule  ............      S-7, S-21
     Policy..................................................       S-1, S-9
     Policy Amount...........................................           S-10
     Pool Balance     .......................................            S-5
     Pooling and Servicing Agreement     ....................            S-3
     Predecessor.............................................           S-19
     Principal Distribution Sequence.........................           S-28
     Rating Agency...........................................           S-11
     Receivables    .........................................            S-3
     Record Date    .........................................            S-4
     Required Spread Amount    ..............................            S-9
     SAP.....................................................           S-20
     Servicer    ............................................            S-3
     Spread Account..........................................            S-8
     Standard & Poor's.......................................           S-20
     Trust    ...............................................       S-1, S-3
     Trustee    .............................................            S-3
     UAC    .................................................            S-3
     UAFC   .................................................           S-24
     Underwriters  ..........................................           S-30

                [FINANCIAL STATEMENTS OF INSURER TO BE INCLUDED]

[PROSPECTUS SUPPLEMENT FOR GRANTOR TRUST]

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Subject to Completion dated _____________ [YEAR]
PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED _____________ [YEAR]

--------------------------------------------------------------------------------
                          UACSC [YEAR] -    Auto Trust
            $          % Class A Automobile Receivable Pass-Through Certificates
            $          % Class B Automobile Receivable Pass-Through Certificates

UAC Securitization Corporation
Depositor

Union Acceptance Corporation
Servicer
--------------------------------------------------------------------------------

     The UACSC [YEAR] - Auto Trust (the "Trust") will be formed and will issue its % Class A Automobile Receivable Pass-Through Certificates (the "Class A Certificates") and the % Class B Automobile Receivable Pass-Through Certificates (the "Class B Certificates" and, with the Class A Certificates, the
"Certificates") pursuant to a pooling and servicing agreement dated as of _________, [YEAR] (the "Pooling and Servicing Agreement") among UAC Securitization Corporation, as Depositor, Union Acceptance Corporation, as Servicer, and _____________________, as Trustee.

     Principal and interest will be distributed to holders of the Certificates on the [third business day after the fifth] day of each month (each, a "Distribution Date"), in the manner and to the extent described herein. The Class A Certificates will evidence in the aggregate an undivided ownership interest in approximately _____% of the Trust, and the Class B Certificates will evidence in the aggregate an undivided ownership interest in approximately ___% of the Trust. Principal and interest at the applicable Pass-Through Rate generally will be distributed to Certificateholders on the day of each month, commencing , 199 . The rights of the Class B Certificateholders to receive distributions are subordinated to the rights of the Class A Certificateholders to the extent described herein. The outstanding principal amount, if any, of the Certificates will be due and payable on (the "Final Scheduled Distribution Date").

  Prospective investors should consider, among other things, the information set forth under "Risk Factors" on page S-___ of this Prospectus Supplement and page 10 of the Prospectus.

 THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF UAC SECURITIZATION CORPORATION OR ANY
 OF ITS AFFILIATES. NEITHER THE CERTIFICATES NOR THE RECEIVABLES ARE INSURED OR GUARANTEED BY UAC SECURITIZATION CORPORATION, ANY OF ITS AFFILIATES OR ANY
                   GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
    THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.


                                           Price to Public     Underwriting Discounts and Commissions      Proceeds to Depositor(1)

Per Class A Certificate ................                 %                                   %                                  %

Per Class B Certificate ................                 %                                   %                                  %

          Total ........................      $                   $                                           $

(1)   Before deducting expenses, estimated to be $___________________.

     The Certificates are offered, subject to prior sale, when, as and if accepted by the Underwriters, and subject to approval of certain legal matters by Cadwalader, Wickersham & Taft, counsel for the Underwriters. It is expected that delivery of the Certificates in book-entry form will be made on or about , 199 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.

                            _________________, [YEAR]

     The Certificates represent undivided interests in the Trust, the property of which will include a pool of simple interest and precomputed interest installment sale and installment loan contracts originated in various states of the United States (the "Receivables"), security interests in the new and used automobiles, light trucks and vans financed thereby and certain monies due thereunder after _________________, [YEAR] (the "Cutoff Date"). The Trustee will also hold monies on deposit in a Pre-Funding Account, which will be used to purchase additional Receivables from the Depositor from time to time on or before _______, [YEAR] . The Trust may also draw on funds on deposit in a Yield Supplement Account and a Cash Collateral Account, to the extent described herein, to meet shortfalls in amounts due to Certificateholders on any Distribution Date. The Yield Supplement Account and the Cash Collateral Account will be maintained with the Trustee for the benefit of the Certificateholders, but will not be part of the Trust.


         THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS PROSPECTUS SUPPLEMENT CONTAINS INFORMATION THAT IS SPECIFIC TO THE TRUST AND THE CERTIFICATES AND, TO THAT EXTENT, SUPPLEMENTS AND REPLACES THE MORE GENERAL INFORMATION PROVIDED IN THE PROSPECTUS. INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT MAY ALSO REFLECT LEGAL, ECONOMIC AND OTHER DEVELOPMENTS SINCE THE DATE OF THE PROSPECTUS. TO THE EXTENT INFORMATION IN THIS PROSPECTUS SUPPLEMENT CONFLICTS WITH INFORMATION IN THE PROSPECTUS, THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.


         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS THAT STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.


         Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Certificates, whether or not participating in this distribution, may be required to deliver this Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver this Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                          REPORTS TO CERTIFICATEHOLDERS

     Unless and until definitive certificates are issued (which will occur only under the limited circumstances described herein), ___________ [YEAR], as Trustee, will provide to Cede & Co., the nominee of The Depository Trust Company, as registered holder of the Certificates, monthly and annual statements concerning the Trust and the Certificates. Such statements will not constitute financial statements prepared in accordance with generally accepted accounting principles. A copy of the most recent monthly or annual statement concerning the Trust and the Certificates may be obtained by contacting the Servicer at Union Acceptance Corporation, 250 North Shadeland Avenue, Indianapolis, Indiana 46219 (telephone (317) 231-2717).

                                TABLE OF CONTENTS

                                                                           Page

REPORTS TO CERTIFICATEHOLDERS...............................................S-2
SUMMARY OF TERMS .........................................................  S-4
RISK FACTORS ............................................................  S-10
     The Pre-Funding Account ............................................  S-10
     Conveyance of Subsequent Receivables to the Trust ..................  S-10
     Certificates Solely Obligations of the Trust..........................S-11
     Limited Obligations of the Depositor,
       UAFC and the Servicer...............................................S-11
     Ratings of the Certificates...........................................S-11
FORMATION OF THE TRUST ................................................... S-12
     General...............................................................S-12
     The Trustee...........................................................S-12
THE RECEIVABLES POOL ..................................................... S-12
     Delinquencies, Repossessions and Net Losses ......................... S-16
YIELD AND PREPAYMENT CONSIDERATIONS ...................................... S-18
     General ............................................................. S-18
     Mandatory Repurchase..................................................S-18
THE DEPOSITOR AND UAC .................................................... S-19
THE CERTIFICATES ......................................................... S-19
     General...............................................................S-19
     Distributions ....................................................... S-19
     Sale and Assignment of Receivables;
       Subsequent Receivables ............................................ S-19
     Accounts ............................................................ S-20
     Subordination of the Class B Certificates.............................S-21
     Advances ............................................................ S-21
     Distributions on the Certificates.................................... S-21
ERISA CONSIDERATIONS ..................................................... S-24
UNDERWRITING ............................................................. S-24
LEGAL OPINIONS ........................................................... S-24
INDEX OF PRINCIPAL TERMS ................................................. S-25

                                SUMMARY OF TERMS

          This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus. Certain capitalized terms used in this Summary are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Principal Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer........................UACSC [YEAR] - Auto Trust.

Depositor.....................UAC Securitization Corporation (the "Depositor").

Servicer......................Union  Acceptance  Corporation (in its capacity as servicer, the "Servicer," otherwise "UAC").

Trustee ......................


The Certificates .............The  Trust  will be  formed  and  will  issue  the
                              Certificates  on  _______,  [YEAR]  (the  "Closing
                              Date") pursuant to the Pooling and Servicing Agreement. The Certificates will consist of the ____% Class A Automobile Receivable Pass-Through Certificates in the aggregate principal amount of $_____ and the ____% Class B Automobile Receivable Pass-Through Certificates in the aggregate principal amount of $_______. The Class A
                              Certificates will evidence in the aggregate an undivided ownership interest in approximately _____% of the Trust (the "Class A Percentage"), and the Class B Certificates will evidence in the aggregate an undivided ownership interest in approximately % of the Trust (the "Class B Percentage"). The Class B Certificates will be subordinated to the Class A Certificates to the extent described herein. See "The Certificates" herein.

                              Each of the Certificates will represent a fractional undivided interest in the Trust. The Trust assets will include the Receivables, certain monies due thereunder after the Cutoff Date, security interests in the related Financed Vehicles, monies on deposit in the Yield Supplement Account, the Certificate Account and the proceeds thereof, any proceeds from claims on certain insurance policies relating to the
                              Financed Vehicles or the related Obligors, any lender's single interest insurance policy, the Cash Collateral Account, and certain rights under the Pooling and Servicing Agreement.



Class A Pass-Through Rate.....______% per annum,  payable monthly at one-twelfth the annual rate.

Class B Pass-Through Rate.....______% per annum,  payable monthly at one-twelfth the annual rate.

Distribution Date.............The third  business day after the fifth day of the
                              month   following  the  Record  Date,   commencing
                              ________, [YEAR].

Monthly Interest..............Interest   will   be    distributable    on   each
                              Distribution Date beginning ____________, [YEAR], to holders of record as of the last day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs (the "Record Date") of (i) the Class A Certificates (the "Class A Certificateholders") in a maximum amount equal to the product of 1/12th of ____% (the "Class A Pass-Through Rate") and the aggregate outstanding principal balance of the Class A Certificates (the "Class A Principal Balance") as of the preceding Distribution Date (after giving effect to all distributions to Certificateholders on such date) and (ii) the Class B Certificates (the "Class B Certificateholders") in a maximum amount equal to the product of 1/12th of _____% (the "Class B Pass-Through Rate") and the aggregate outstanding principal balance of the Class B Certificates (the "Class B Principal Balance") as of the preceding Distribution Date (after giving effect to all distributions to Certificateholders on such date). Interest on the Class A Certificates and the Class B Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "The Certificates -- Distributions". The effective yield on the Class A Certificates and the Class B Certificates will be below that otherwise produced by the Class A Pass-Through Rate and the Class B Pass-Through Rate, respectively, because the distribution of Monthly Principal and Monthly Interest in respect of any given month will not be made until on or about the ____ day of the following month. See "Yield and Prepayment Considerations" herein.

Monthly Principal.............On  each  Distribution   Date,  the  Trustee  will
                              distribute to the Class A Certificateholders and the Class B Certificateholders (collectively, the "Certificateholders") all principal payments on the Receivables, including full and partial prepayments received by the Trustee during the preceding calendar month. Monthly Principal will be passed through to Certificateholders on each Distribution Date in a maximum amount equal to the aggregate outstanding principal amount of the Receivables (the "Pool Balance") on the last day of the second preceding calendar month (or, in the case of the first Distribution Date, as of the Cutoff Date) less the Pool Balance on the last day of the immediately preceding calendar month. For the purpose of determining Monthly Principal, the unpaid principal balance of a Defaulted Receivable or a Purchased Receivable will be deemed to be zero on and after the last day of the calendar month in which such Receivable becomes a Defaulted Receivable or a Purchased Receivable, as applicable.

                              The weighted average life of the Certificates will be reduced by full or partial prepayments on the Receivables (except certain prepayments in respect of Precomputed Receivables). See "The Certificates -- Distributions" herein.

The Receivables...............On the Closing  Date,  the  Depositor  will convey
                              Receivables to the Trust (the "Initial Receivables") having an aggregate principal balance of approximately $________ as of ______, [YEAR] (the "Initial Cutoff Date"). The Trust will acquire the Initial Receivables from the Depositor pursuant to the Pooling and Servicing Agreement. In addition, the Depositor will be obligated under the terms of the Pooling and Servicing Agreement to sell additional Receivables (the "Subsequent Receivables") to the Trust (subject only to the availability thereof) having an aggregate principal balance equal to approximately $ (the "Pre-Funded Amount"), and the Trust will be obligated to purchase the Subsequent Receivables from the Depositor (subject to the satisfaction of certain conditions set forth in the Pooling and Servicing Agreement) prior to the end of the Funding Period. The Depositor will designate as a cutoff date (each, a "Subsequent Cutoff Date") each date as of which particular Subsequent Receivables are conveyed to the Trust. Each date during the Funding Period on which Subsequent Receivables will be conveyed to the Trust is referred to herein as a "Subsequent Transfer Date". See "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" and "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus.

                              The Depositor will acquire the Initial Receivables on or prior to the Closing Date from Union Acceptance Funding Corporation ("UAFC") pursuant to a purchase agreement dated as of , 199 (the "Purchase Agreement") among the Depositor, UAFC and UAC. UAFC also will be obligated under the Purchase Agreement to sell the Subsequent Receivables to the Depositor, for resale by the Depositor to the Trust. In the Purchase Agreement, UAC and UAFC will make certain representations and warranties with respect to the Receivables and UAC will undertake to repurchase any Receivable with respect to which an uncured breach of any such representation or warranty exists if such breach materially and adversely affects the rights of the Depositor or its assignee in such Receivable and if such breach is not cured by UAC or UAFC in a timely manner. Pursuant to the Pooling and Servicing Agreement, the Depositor will assign its rights against UAC and UAFC with respect to any Receivable of which there exists a breach of any representation and warranty that materially and adversely affects the rights of the Certificateholders. See "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" herein. None of UAC, UAFC or the Depositor will have any other obligation with respect to the Receivables or the Certificates.

                              The Receivables arise, or will arise, from Contracts originated or acquired, directly or indirectly, by UAC from Dealers located in various states of the United States. The Contracts are sold in their ordinary course of business by UAC to UAFC immediately after the origination or acquisition by UAC. The Initial Receivables have been selected, and the Subsequent Receivables will be selected, from the Contracts owned by UAFC based on the criteria specified in the Pooling and Servicing Agreement and described herein under "The Receivables Pool" and in the Prospectus under "The Receivables Pools". As of the Initial Cutoff Date, the weighted average Contract Rate of the Initial Receivables was approximately _____%, the weighted average remaining term to maturity of the Initial Receivables was approximately months, and the weighted average original term to maturity of the Initial Receivables was approximately months. No Initial Receivable has, and no Subsequent Receivable will have, a scheduled maturity later than (the "Final Scheduled Maturity Date").

                              Subsequent Receivables may be originated or acquired by UAC at a later date using credit criteria that differ from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the entire pool of Receivables included in the Trust may vary significantly from those of the Initial Receivables. For a description of provisions for the transfer of Subsequent
                              Receivables and verification that Subsequent Receivables conform to the requirements of the Pooling and Servicing Agreement, see "Risk Factors -- The Pre-Funding Account", "-- Conveyance of Subsequent Receivables to the Trust", "The Receivables Pool" and "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" herein. See also "Risk Factors -- Sale of Subsequent Receivables," and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the Prospectus.

Pre-Funding Account ..........During the period (the "Funding  Period") from and including the Closing Date until the earliest to occur of (a) the date on which the amount on deposit in the Pre-Funding Account is equal to $_______ or less, (b) the occurrence of an Event of Default under the Pooling and Servicing Agreement, (c) the occurrence of certain events of insolvency with respect to the Depositor or the Servicer or (d) the [third] Distribution Date, the Pre-Funded Amount will be maintained in an account (the "Pre-Funding Account") in the name of the Trustee. The Funding Period will not be more than three calendar months. The Pre- Funded Amount initially will equal $_________ and, during the Funding Period, will be reduced by the amount thereof used to purchase

                              Subsequent Receivables in accordance with the Pooling and Servicing Agreement. See "Description of the Transfer and Servicing Agreements -- Trust Accounts -- Pre-Funding Account" in the Prospectus and "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" herein.

                              Funds on deposit in the Pre-Funding Account during the Funding Period will be invested by the Trustee in Eligible Investments, provided, however, that such funds will not be invested in money market funds unless the Trustee receives an opinion of counsel to the effect that such an investment in money market funds would not require the Trust to register as an investment company under the Investment Company Act of 1940. Eligible Investments held in the Pre-Funding Account will be required to mature not later than the business day preceding the next scheduled Distribution Date or the next Subsequent Transfer Date within the Funding Period identified by the Depositor. Any Investment Income with respect to such Eligible Investments will be transferred from the Pre-Funding Account to the Certificate Account on each Distribution Date and will be included in Available Funds for such Distribution Date. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the
                              Certificateholders. The Certificates will be prepaid, in part, pro rata on the basis of their initial principal amounts, on the Distribution Date on or immediately following the last day of the Funding Period in the event that any amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables, including any such purchase on such date. The aggregate principal amount of Certificates to be prepaid will be an amount equal to the amount then on deposit in the Pre-Funding Account. Such pre-payment will reduce the Certificateholders' outstanding principal balance and anticipated yield. See "Risk Factors -- The Pre-Funding Account" and "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" herein. See also "Description of the Transfer and Servicing Agreements -- Accounts" in the Prospectus.

Subordination.................The  rights of the Class B  Certificateholders  to receive distributions to which they would otherwise be entitled with respect to the Receivables are subordinated to the rights of the Class A Certificateholders, as described more fully herein. See "The Certificates -- Distributions" and "-- Subordination of the Class B Certificates; Cash Collateral Account" herein.

Cash Collateral
  Account ....................The Depositor will  establish the Cash  Collateral
                              Account on the Closing Date and will deposit in such account an amount equal to ____% of the sum of the initial Class A Principal Balance and the Class B Principal Balance (collectively, the "Certificate Principal Balance"). On each Distribution Date thereafter, the Servicer will deposit into the Cash Collateral Account any amounts remaining in the Certificate Account after the payment on such date of every other obligation of the Trust. The Trustee will withdraw funds from the Cash Collateral Account on each Distribution Date to the extent of any shortfall in the Monthly Interest and Monthly Principal. Any amount on deposit in the Cash Collateral Account on any Distribution Date in excess the Required Cash Collateral Amount after all other required deposits thereto and withdrawals therefrom have been made, will be distributed to the Depositor. Any amount so distributed to the Depositor will no longer be an asset of the Trust. The "Required Cash Collateral Amount" with respect to any
                              Distribution Date will equal _____% of the Certificate Principal Balance.

                              While it is intended that the amount on deposit in the Cash Collateral Account grow over time, through the deposit thereto of the excess collections, if any, on the Receivables, to the Required Cash Collateral Amount, there can be no assurance that such growth will actually occur. See "The Certificates -- Accounts" herein.

                              The Cash Collateral Account will be maintained with the Trustee as a segregated trust account for the benefit of Certificateholders, but will not be part of the Trust.

Optional Purchase ............The Servicer  may purchase all of the  Receivables
                              (referred to herein as an "Optional Purchase") as of the last day of any Collection Period, at a purchase price equal to the fair market value of the Receivables (but not less than their aggregate outstanding principal balance plus accrued and unpaid interest thereon), if the Certificate Principal Balance as of the following Distribution Date will equal 10% or less of the initial Certificate Principal Balance.


Tax Status .................. In the opinion of Federal Tax  Counsel,  the Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax. Owners of beneficial interests in the Certificates will report their pro rata share of all income earned on the Receivables (other than amounts, if any, treated as "stripped coupons") and, subject to certain limitations in the case of such owners who are individuals, trusts or estates, may deduct their pro rata share of reasonable servicing and other fees.

                              See "Certain Federal Income Tax Consequences" in the Prospectus for additional information concerning the application of federal income tax laws to the Trust and the Certificates.

ERISA Considerations..........Subject  to  the  considerations  discussed  under
                              "ERISA Considerations" herein and in the Prospectus, the Class A Certificates may be eligible for purchase by employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended. See "ERISA Considerations" herein and in the Prospectus.

                              Because the Class B Certificates  are subordinated
                              to  the   Class  A   Certificates,   the  Class  B
                              Certificates may not be purchased by Plans.

Ratings of the Certificates ..It  is  a  condition   to  the   issuance  of  the
                              Certificates that the Class A Certificates be rated at least _______ and the Class B Certificates be rated at least _______ by at least ______ nationally recognized statistical rating agencies. A rating is not a recommendation to purchase, hold or sell the Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings address the likelihood that principal of and interest on the Certificates will be paid pursuant to their terms. There can be no assurance that a rating will not be lowered or withdrawn by a rating agency if circumstances so warrant. See "Risk Factors -- Ratings of the Certificates" herein.

                                  RISK FACTORS


          In addition to the other information contained in this Prospectus Supplement and the Prospectus, prospective investors should carefully consider the following risk factors and those discussed in the Prospectus under the heading "Risk Factors" before investing in the Certificates.

The Pre-Funding Account

          On the Closing Date, the Depositor will deposit the Pre-Funded Amount to the Pre-Funding Account. The Pre-Funding Account will be maintained as an Eligible Deposit Account. The Pre-Funded Amount will be used only to purchase Subsequent Receivables. Prior to their withdrawal from the Pre-Funding Account as payment for Subsequent Receivables, funds on deposit in the Pre-Funding Account will be invested in Eligible Investments, and any investment income thereon will be included on the following Distribution Date as part of Available Funds. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed pro rata to Certificateholders as a prepayment of principal of the Certificates. Such prepayment will reduce the Certificateholder's outstanding principal balance and anticipated yield. See "Yield and Prepayment Considerations -- Mandatory Repurchase" herein and "Description of the Transfer and Servicing Agreements -- Pre-Funding Account" in the Prospectus. The amounts on deposit may be invested in Eligible Investments, provided, however, that such funds will not be invested in money market funds unless the Trustee receives an opinion of counsel to the effect that such an investment in money market funds would not require the Trust to register as an investment company under the Investment Company Act of 1940.

Conveyance of Subsequent Receivables to the Trust

         On the Closing Date, the Depositor will convey to the Trust approximately $__________ of Initial Receivables and the approximately $_________ Pre-Funded Amount on deposit in the Pre-Funding Account. If the principal amount of eligible Receivables originated or acquired by UAC and sold to UAFC prior to the termination of the Funding Period is less than the Pre-Funded Amount, UAFC will have insufficient Receivables to sell to the Depositor, and the Depositor will have insufficient Receivables to sell to the Trust, thereby resulting in a prepayment of principal to the Certificateholders as described below. In addition, any conveyance of Subsequent Receivables is subject to the satisfaction, on or before the related Subsequent Transfer Date, of the following conditions, among others: (i) each such Subsequent Receivable shall satisfy the eligibility criteria specified in the Pooling and Servicing Agreement and shall not have been selected from among such eligible Receivables in a manner that UAFC or the Depositor deems adverse to the interests of the Certificateholders; (ii) as of the related Subsequent Cutoff Date, the Receivables in the Trust at that time, including the Subsequent Receivables to be conveyed by the Depositor to the Trust as of such Subsequent Cutoff Date, must satisfy the parameters described under "The Receivables Pool" herein and under "The Receivables Pools" in the Prospectus; (iii) UAFC shall have executed and delivered to the Depositor, and the Depositor shall have executed and delivered to the Trustee, a written assignment (including a schedule identifying such Subsequent Receivables) conveying such Subsequent Receivables to the Depositor and the Trust, respectively. In addition, the conveyance of the Subsequent Receivables to the Trust will also be subject to the satisfaction of the following requirements within days after the termination of the Funding
Period: (a) the Depositor shall deliver certain opinions of counsel to the Trustee and the Rating Agencies with respect to the validity of the conveyance of the Subsequent Receivables to the Trust; (b) the Trustee shall receive written confirmation from a firm of certified public accountants that the Receivables, including the Subsequent Receivables, meet the criteria described herein under "The Receivables Pool" and in the Prospectus under "The Receivables Pools"; and (c) the Rating Agencies shall have notified the Depositor in writing that, following the conveyance of the Subsequent Receivables to the Trust, the Certificates will continue to be rated by such Rating Agencies in the same rating categories in which they were rated on the Closing Date. Such confirmation of the ratings of the Certificates may depend on factors other than the characteristics of the Subsequent Receivables, including the delinquency, repossession and net loss experience on the automobile, light truck and van receivables in the portfolio serviced by UAC.

          UAC  will  immediately   repurchase  from  the  Trust  any  Subsequent
Receivable that fails to satisfy the conditions listed in the preceding paragraph, at a purchase price equal to the Purchase Amount therefor.

          To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Receivables by the Trust by the end of the Funding Period, the Certificateholders will receive a prepayment of principal in an amount equal to the Pre-Funded Amount remaining in the Pre-Funding Account following the purchase of all Subsequent Receivables. It is anticipated that the principal amount of the Subsequent Receivables sold to the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account and, therefore, that there will be at least a nominal amount of principal prepaid to the Certificateholders. See "Yield and Prepayment Considerations -- Mandatory Repurchase".

          Each Subsequent Receivable, at the time it is conveyed to the Trust, must satisfy the eligibility criteria specified in the Pooling and Servicing Agreement. However, Subsequent Receivables may have been originated or acquired by UAC and sold to UAFC at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. Therefore, following the transfer of Subsequent Receivables to the Trust, the characteristics of the entire Receivables Pool included in the Trust may vary significantly from those of the Initial Receivables. See "The Receivables Pool" and "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" herein and "The Receivables Pools" in the Prospectus.

Certificates Solely Obligations of the Trust

         The Certificates are interests in the Trust only and do not represent the obligation of any other person. The Trustee will withdraw funds from the Cash Collateral Account, up to the full balance of the funds on deposit in such account, in the event that sufficient funds are not available in accordance with the Pooling and Servicing Agreement to distribute Monthly Interest and Monthly Principal and to pay the Servicing Fee on any Distribution Date. The Cash Collateral Account is initially _____% of the Certificate Principal Balance and is intended to increase over time to _____% of the Certificate Principal Balance. There is no assurance that such growth will occur or that the balance in the Cash Collateral Account will always be sufficient to assure payment in full of Monthly Principal and Monthly Interest on the Certificates. In the event the amount on deposit in the Cash Collateral Account is reduced to zero, losses on the Receivables will be borne directly first by Class B Certificateholders until the Class B Principal Balance is reduced to zero, and then by Class A Certificateholders. See "The Receivables Pool -- Delinquencies, Repossession and Net Losses" and "The Certificates -- Cash Collateral Account".

Limited Obligations of the Depositor, UAFC and the Servicer

          None of the Depositor, UAFC or the Servicer is generally obligated to make any payments in respect of the Certificates or the Receivables; however, if UAC were to cease acting as Servicer, delays in processing payments on the Receivables and information in respect thereof could occur and result in delays in payment to the Certificateholders. In addition, UAC and UAFC make certain representations and warranties with respect to the Receivables and, in the event of a breach of any such representation or warranty that materially and adversely affects the rights of the Certificateholders in a Receivable, UAC is obligated under the Purchase Agreement and the Pooling and Servicing Agreement to repurchase such Receivable from the Trust at a repurchase price equal to the Purchase Amount thereof. See "The Certificates -- Sale and Assignment of Receivables; Subsequent Receivables" herein and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" in the Prospectus.

Ratings of the Certificates

     As a condition to the issuance of the Offered Certificates, the Class A Certificates must be rated at least ______, and the Class B Certificates must be rated at least ______, by at least _____ nationally recognized rating agency. A rating is not a recommendation to purchase, hold or sell the Certificates, inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the Certificates address the likelihood of the timely payment of interest on, and the ultimate repayment of principal of, the Certificates pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. In the event that a rating is subsequently lowered or withdrawn, no person or entity will be required to provide any additional credit enhancement. The ratings of the Class A Certificates are based primarily on the credit quality of the Receivables, the subordination of the Class B Certificates and the availability of funds in the Cash Collateral Account, and the ratings of the Class B Certificates are based primarily on the credit quality of the Receivables and the availability of funds in the Cash Collateral Account.


                             FORMATION OF THE TRUST

General

          The Depositor will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Certificates. The Servicer will service the Receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" in the Prospectus. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian of the Receivables and the related documents by the Trustee, but will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust or amend the certificates of title of the Financed Vehicles. In the absence of amendments to the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables in some states. See "Risk Factors -- Certain Legal Aspects -- Security Interests in Financed Vehicles" and "Certain Legal Aspects of the Receivables" in the Prospectus. Under the terms of the Pooling and Servicing Agreement, UAC may delegate its duties as Servicer and custodian; however, any such delegation will not relieve UAC of its liability and responsibility with respect to such duties.

     If the protection provided to Certificateholders by the Cash Collateral Account and, in the case of the Class A Certificateholders, the subordination of the Class B Certificates is insufficient, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure Defaulted Receivables to fund distributions of principal and interest on the Certificates. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables and thus may reduce the proceeds to be distributed to Certificateholders with respect to the Certificates. See "The
Certificates -- Distributions" and "-- Subordination of the Class B Certificates; Cash Collateral Account" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

     Each Certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes the Contracts transferred by the Depositor to the Trust and certain payments due thereunder after the Cutoff Date. The Trust property also includes (i) such amounts as from time to time may be held in the Certificate Account; (ii) the right to draw on funds on deposit in the Cash Collateral Account, the Payahead Account and the Yield Supplement Account, to the extent described herein, (iii) security interests in the Financed Vehicles and any accessions thereto; (iv) the rights to proceeds with respect to the Receivables from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be, and any lender's single interest insurance policy; (v) any property that shall have secured a Receivable and that shall have been acquired by the Trustee; (vi) the Pre-Funding Account; and (vii) any and all proceeds of the foregoing. The Cash Collateral Account and the Yield Supplement Account will be maintained by the Trustee for the benefit of the Certificateholders, but will not be part of the Trust. The assets of the Trust will not include, and the Certificateholders will have no interest in, any contract between UAC or the Predecessor and any Dealer establishing "dealer reserves" or any right pursuant to any such contract to recapture dealer reserves.

The Trustee

__________________________ is Trustee under the Pooling and Servicing Agreement.
______________________________ is a ____________________________________ banking corporation, and its principal offices are located at _________________________. The Depositor and its affiliates may maintain normal commercial banking relations with the Trustee and its affiliates.


                              THE RECEIVABLES POOL

     The pool of Receivables conveyed to the Trust (the "Receivables Pool") will include the Initial Receivables purchased as of the Initial Cutoff Date and any Subsequent Receivables purchased as of the applicable Subsequent Cutoff Dates.

     The Initial Receivables were, and the Subsequent Receivables were or will be, selected from UAFC's portfolio for purchase by the Depositor by several criteria, including that each Receivable: (i) had or will have an original number of payments of not more than _____ payments and not less than _____ payments, (ii) had or will have a remaining maturity of not more than _____ months and not less than _____ months, (iii) provided or will provide for level monthly payments that fully amortize the amount financed over the original term,
(iv) had or will have a Contract Rate (exclusive of prepaid finance charges) of not less than _____%, and (v) was not or will not be more than _____ days past due as of the Cutoff Date. The weighted average remaining maturity of the Initial Receivables will be months as of the Initial Cutoff Date.

     Approximately _____________% of the Initial Receivables are simple interest contracts which provide for equal monthly payments. Approximately ________% of the aggregate principal balance of the Initial Receivables as of the Initial Cutoff Date are Precomputed Receivables (as defined in the Prospectus) originated in ____________________. All of such Precomputed Receivables are Rule of 78's Receivables (as defined in the Prospectus). Approximately ______% of the aggregate principal balance of the initial Cutoff Date represent financing of new vehicles; the remainder of the Initial Receivables represent financing of used vehicles.

     Initial Receivables representing more than 10% of the aggregate principal balance of the Receivables as of the Cutoff Date were originated in metropolitan areas in each of the States of __________, ____________, __________ and
______________. The performance of the Receivables in the aggregate could be adversely affected in particular by the development of adverse economic conditions in such metropolitan areas.

     The obligation of the Trust to purchase Subsequent Receivables on a Subsequent Transfer Date will be subject to the following criteria: [specify applicable criteria]. In addition, such obligation will be subject to the Receivables (including the Subsequent Receivables to be transferred to the Trust on such Subsequent Transfer Date) having a weighted average remaining term not greater than _____ months. Such criteria will be based on the characteristics of the Initial Receivables on the Initial Cutoff Date and any Subsequent Receivables on the related Subsequent Cutoff Date.

     The Initial Receivables will represent approximately _____% of the aggregate initial principal balance of the Certificates. However, except for the criteria described in the preceding paragraphs, there will be no required characteristics of the Subsequent Receivables. Therefore, following the transfer of Subsequent Receivables to the Trust, the aggregate characteristics of the entire Receivables Pool, including the composition of the Receivables, the distribution by Contract Rate and the geographic distribution, may vary significantly from those of the Initial Receivables. The composition, distribution by Contract Rate and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables.

      Composition of the Initial Receivables as of the Initial Cutoff Date

                                                                        Aggregate      Original       Weighted
                                                       Number of        Principal      rincipal       Average
                                                      Receivables        Balance      PBalance          Rate
                                                      ------------     -----------    ----------    ------------
New Automobiles and Light-Duty Trucks..............
Used Automobiles and Light-Duty Trucks.............
New Vans (1).......................................
Used Vans (1)......................................
                                                      ------------     -----------    ----------    ------------
All Receivables....................................
                                                      ============     ===========    ==========    ============




                                                        Weighted      Weighted       Percent of     Scheduled
                                                        Average        Average        Aggregate     Weighted
                                                       Remaining      Original        Principal      Average
                                                        Term (2)      Term (2)       Balance (3)    Life (2)
                                                      ------------   -----------     -----------   -----------
New Automobiles and Light-Duty Trucks..............
Used Automobiles and Light-Duty Trucks.............
New Vans (1).......................................
Used Vans (1)......................................
                                                      ------------   -----------     -----------   -----------
All Receivables....................................
                                                      ============   ===========     ===========   ===========

-----------------

(1)  References to vans include minivans and van conversions.
(2)  Based on scheduled maturity and assuming no prepayments of the Receivables.
(3)  Sum may not equal 100% due to rounding.


                     Geographic Distribution of the Initial
                   Receivables as of the Initial Cutoff Date

                                                       Percent of Aggregate
State (1)(2)                                           Principal Balance (3)
------------                                           ---------------------








(1)  Based on address of the Dealer selling the related Financed Vehicle.
(2)  Receivables  originated  in Ohio  were  solicited  by  Dealers  for  direct financing by UAC [or the Predecessor.] All other Receivables were originated by Dealers and purchased from such Dealers by UAC [or the Predecessor].
(3)  Percentages may not add to 100.0% because of rounding.

           Distribution of Initial Receivables Vehicles by Model Year

                                                                Percentage      Principal
                                                 Number of      of Total (1)   Balance as of     Percentage
Model Year                                      Receivables                    Cut Off Date     of Total (1)
                                               -------------   ------------   --------------   --------------
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
    ....................................
                                               -------------   ------------   --------------   --------------
Total...................................
                                               =============   ============   ==============   ==============

------------------------

(1)   Sum may not equal 100% due to rounding.


                   Distribution of the Initial Receivables by
                  Contract Rate as of the Initial Cutoff Date

                                                                                                 Percentage
                                                                Aggregate        Average        of Aggregate
                                                 Number of      Principal       Principal        Principal
Contract Rate Range                             Receivables      Balance         Balance         Balance(1)
                                               -------------   ------------   --------------   --------------
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
      to      %.........................
                                               -------------   ------------   --------------   --------------
      to      %.........................
                                               =============   ============   ==============   ==============
------------------------

(1)   Sum may not equal 100% due to rounding.

                   Distribution of the Initial Receivables by
                  Remaining Term as of the Initial Cutoff Date


                                                                                                 Percentage of
                                                                  Aggregate       Average          Aggregate
Remaining Scheduled                                 Number of     Principal      Principal         Principal
Term Range                                         Receivables     Balance        Balance         Balance (1)
--------------------------
                                                  -------------  ------------   ------------   -----------------
      to       months......................
      to       months......................
      to       months......................
      to       months......................
      to       months......................
      to       months......................
      to       months......................
      to       months......................
      to       months......................
                                                  -------------  ------------   ------------   -----------------
Total......................................
                                                  =============  ============   ============   =================

------------------------

(1)  Sum may not equal 100% due to rounding.


Delinquencies, Repossessions and Net Losses

     Set forth below is certain information concerning the experience of UAC and the Predecessor pertaining to delinquencies, repossessions, and net losses on fixed rate retail automobile, light truck and van receivables serviced by UAC and the Predecessor. There can be no assurance that the delinquency, repossession, and net loss experience on the Receivables will be comparable to that set forth below.

                                                              At June 30,
                                      1995                         1996                     1997
                            ----------------------      -----------------------     ----------------------
                                                                    (Dollars in thousands)
                             Number of                  Number of                    Number of
                            Receivables    Amount       Receivables    Amount       Receivables    Amount
                            -----------    ------       -----------    ------       -----------    ------
Servicing portfolio ....      117,837    $1,159,349       147,722    $1,548,538       173,693    $1,860,272
                              -------    ----------       -------    ----------       -------    ----------
Delinquencies
   30-59 days ..........        1,169    $   12,097         1,602    $   17,030         2,487    $   27,373
   60-89 days ..........          377         4,124           694         7,629         1,646        18,931
   90 days or more .....            0             0           333         3,811           723         8,826
                              -------    ----------       -------    ----------       -------    ----------
Total delinquencies ....        1,546    $   16,221         2,629    $   28,470         4,856    $   55,130
                              =======    ==========       =======    ==========       =======    ==========
Total delinquencies as a
   percent of servicing
     portfolio .........         1.31%         1.40%         1.78%         1.84%         2.80%         2.96%


                                At ____________,            At ____________,
                                      199___                     199___
                          -------------------------     ----------------------
                                          (Dollars in thousands)
                            Number of                    Number of
                           Receivables     Amount       Receivables     Amount
                           -----------     ------       -----------     ------
Servicing portfolio ....                 $                           $
                              -------    ----------       -------    ----------
Delinquencies
   30-59 days ..........                 $                           $
   60-89 days ..........
   90 days or more .....
                              -------    ----------       -------    ----------
Total delinquencies ....                 $                           $
                              =======    ==========       =======    ==========
Total delinquencies as a
   percent of servicing
     portfolio .........             %             %             %             %

                           Credit Loss Experience (1)

                                                             Year ended June 30,
                                         1995                       1996                        1997
                              ------------------------    -----------------------     ------------------------
                                                           (Dollars in thousands)
                                Number of                  Number of                   Number of
                               Receivables     Amount     Receivables     Amount      Receivables      Amount
                               -----------     ------     -----------     ------      -----------      ------
Avg. servicing
     portfolio(2)............    104,455      $982,875       132,363    $1,343,770       164,858    $1,759,666
                                 -------      --------       -------    ----------       -------    ----------
Gross charge-offs ...........      3,493      $ 28,628         3,663    $   40,815         6,280    $   70,830
Recoveries (3) ..............     15,258        19,543        28,511         8,134         8,527        16,661
                                              --------                  ----------                  ----------
Net losses ..................                 $ 13,370                  $   21,272                  $   42,319
                                              ========                  ==========                  ==========
Gross charge-offs as a %
   of avg. servicing
   portfolio(4) .............       3.34%         2.91%         2.77%         3.04%         3.81%         4.03%
Recoveries as a % of gross
   charge-offs ..............                    53.30%                      47.88%                      40.25%
Net losses as a % of avg
   servicing portfolio(4) ...                     1.36%                       1.58%                       2.40%

                                  ________ Months Ended        _____ Months Ended           ____ Months Ended
                                  _____________, 199__ (5)     __________, 199__ (5)       __________, 199____ (5)
                                -------------------------   ------------------------    --------------------------
                                                            (Dollars in thousands)
                                  Number of                   Number of                  Number of
                                 Receivables    Amount       Receivables    Amount      Receivables       Amount
                                 -----------    ------       -----------    ------      -----------       ------
Avg. servicing
     portfolio(2)............                 $                           $                              $
                                   -------    ----------       -------    ----------       -------       ----------
Gross charge-offs ...........                 $                           $                              $
Recoveries (3) ..............
                                              ----------                  ----------                     ----------
Net losses ..................                 $                           $                              $
                                              ==========                  ==========                     ==========
Gross charge-offs as a %
   of avg. servicing
   portfolio(4) .............             %             %             %             %             %                %
Recoveries as a % of gross
   charge-offs ..............                           %                           %                              %
Net losses as a % of avg
   servicing portfolio(4) ...                           %                           %                              %

-----------

(1) There is generally no recourse to Dealers under any of the receivables in the portfolio serviced by UAC or the Predecessor, except to the extent of representations and warranties made by Dealers in connection with such receivables.

(2) Equals the monthly arithmetic average, and includes receivables sold in prior securitization transactions.

(3) In fiscal 1995, the method by which recoveries are stated was changed. Currently, recoveries include recoveries on receivables previously charged off, cash recoveries and unsold repossessed assets carried at fair market value. Under the previous method, reported recoveries excluded unsold repossessed assets carried at fair market value. Prior period credit loss experience has been restated to conform to current period classifications.

(4) Variation in the size of the portfolio serviced by UAC will affect the percentages in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio."

(5) Percentages are annualized in "Gross charge-offs as a percentage of average servicing portfolio" and "Net losses as a percentage of average servicing portfolio" for partial years.
                                      S-11

            [Discussion of Delinquencies and Credit Loss Experience]

                     [To be updated for current information]

                       YIELD AND PREPAYMENT CONSIDERATIONS

General

         Monthly Interest (as defined herein) on the Receivables will be distributed to Certificateholders on each Distribution Date to the extent of the Pass-Through Rate applied to the Class A Certificate Principal Balance or Class B Certificate Principal Balance, as applicable, as of the preceding Distribution Date or the Closing Date, as applicable (after giving effect to distributions of principal on such preceding Distribution Date). See "The Certificates -- Distributions". In the event of a full or partial prepayment on a Receivable, Certificateholders will receive interest for the full month of such prepayment either through the distribution of interest paid on other Receivables or withdrawal from the Cash Collateral Account.

         Although the Receivables will have different Contract Rates, each Receivable's Contract Rate generally will exceed the sum of (a) the initial weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate and (b) the per annum rate used to calculate the Servicing Fee. The Contract Rate on certain of the Receivables, however, will be less than the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate plus the per annum rate used to calculate the Servicing Fee. For such Receivables, amounts on deposit in the Yield Supplement Account will be used to cover resulting shortfalls with respect to Monthly Interest and the Servicing Fee. See "The Certificates -- Accounts". The availability of amounts on deposit in the Yield Supplement Account reduces the likelihood that disproportionate rates of prepayments between Receivables with higher and lower Contract Rates will affect the ability of the Trust to distribute Monthly Interest to Certificateholders.

         The effective yield to Certificateholders will be below the yield otherwise produced by the Pass-Through Rate because the distribution of Monthly Principal and Monthly Interest in respect of any given month will not be made until the related Distribution Date, which will not be earlier than the day of the following month.

Mandatory Repurchase

         Cash distributions to Certificateholders will be made, on a pro rata basis, on the Distribution Date on or immediately following the last day of the Funding Period in the event that funds remain on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables, including any such purchase on such date.


                              THE DEPOSITOR AND UAC

         UAC currently acquires loans from over 3,300 manufacturer franchised automobile dealerships in 30 states. UAC is an Indiana corporation, formed in December 1993 by UAC's predecessor, Union Federal Savings Bank of Indianapolis (the "Predecessor") to succeed to the Predecessor's indirect automobile finance business which the Predecessor had operated since 1986. UAC began purchasing and originating receivables in April 1994. For the fiscal years ended June 30, 1994, 1995, 1996 and 1997 UAC and/or the Predecessor acquired prime loans aggregating $615 million, $767 million, $995 million and $1,076 million, respectively, representing annual increases of 25%, 30% and 8%, respectively. Of the $1.9 billion of loans in the servicing portfolio of UAC (consisting of the principal balance of loans held for sale and securitized loans) at June 30, 1997, approximately 75.43% represented loans on used cars and approximately 24.57% represented loans on new cars.

         Additional information regarding UAC and the Depositor is set forth under "Union Acceptance Corporation and Affiliates" in the Prospectus.


                                THE CERTIFICATES

General

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement. Copies of the Pooling and Servicing Agreement (without exhibits) may be obtained by Certificateholders upon request in writing to the Servicer at the address set forth herein under "Reports to Certificateholders". Citations to the relevant sections of the Pooling and Servicing Agreement appear below in parentheses. The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Pooling and Servicing Agreement.

Distributions

         In general, it is intended that the Trustee distribute to the Class A Certificateholders and the Class B Certificateholders on each Distribution Date the aggregate principal payments, including full and partial prepayments (except certain prepayments in respect of Precomputed Receivables as described below under "-- Accounts") received on the Receivables during the related Collection Period, plus a full month's interest at the Class A Pass-Through Rate or the Class B Pass-Through Rate, as applicable, payable monthly at one-twelfth the annual rate, calculated on the basis of a 360-day year consisting of twelve 30-day months. (Section .) The Class A Certificates are entitled to a certain priority, relative to the Class B Certificates, in right of distributions on the Receivables. See "-- Distributions on the Certificates". Interest to Certificateholders may be provided by a payment made by or on behalf of the Obligor, by an Advance made by the Servicer to cover an Interest Shortfall, by a withdrawal from the Cash Collateral Account to cover an Interest Shortfall, and, in respect of certain Receivables, by the withdrawal of the Yield Supplement Amount from the Yield Supplement Account. See "-- Sale and Assignment of Receivables; Subsequent Receivables" and "-- Accounts" herein.

Sale and Assignment of Receivables; Subsequent Receivables

         Certain information with respect to the conveyance of the Initial Receivables from UAFC to the Depositor, and from the Depositor to the Trust, on the Closing Date pursuant to the Purchase Agreement and the Pooling and Servicing Agreement, respectively, is set forth under "The Transfer and Servicing Agreements -- Sale and Assignment of the Receivables" in the Prospectus. In addition, during the Funding Period, pursuant to the Pooling and Servicing Agreement, UAFC will be obligated to sell to the Depositor and the Depositor will be obligated to sell to the Trust, Subsequent Receivables having an aggregate principal balance equal to approximately $ (such amount being equal to the initial Pre-Funded Amount) to the extent that such Subsequent Receivables are available.

         During the Funding Period on each Subsequent Transfer Date, subject to the conditions described below, UAFC will sell and assign to the Depositor, and the Depositor will sell and assign to the Trust, without recourse, their respective interests in the Subsequent Receivables. The Subsequent Receivables will be designated by UAFC as of the related Subsequent Cutoff Date and identified in a schedule attached to a subsequent transfer assignment relating to such Subsequent Receivables, which will be executed and delivered on such date by the Depositor for delivery to the Trustee pursuant to the Pooling and Servicing Agreement.

         Any   conveyance   of   Subsequent   Receivables   is  subject  to  the
satisfaction, on or before the related Subsequent Transfer Date, of the following conditions precedent, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the Pooling and Servicing Agreement and shall not have been selected from among such eligible Receivables in a manner that UAFC or the Depositor deems adverse to the interests of the Certificateholders; (ii) as of the related Subsequent Cutoff Date, the Receivables in the Trust at that time, including the Subsequent Receivables to be conveyed by the Depositor as of such Subsequent Cutoff Date, will satisfy the parameters described under "The Receivables Pool" herein and under "The Receivables Pools" in the Prospectus; and (iii) UAFC shall have executed and delivered to the Depositor, and the Depositor shall have executed and delivered to the Trustee, a written assignment conveying such Subsequent Receivables to the Depositor and the Trust, respectively (including a schedule identifying such Subsequent Receivables). Moreover, any such conveyance of Subsequent Receivables will also be subject to the satisfaction of the following requirements within days after the termination of the Funding Period: (a) the Depositor must deliver certain opinions of counsel to the Trustee and the Rating Agencies with respect to the validity of the conveyance of the Subsequent Receivables to the Trust; (b) the Trustee shall have received written confirmation from a firm of certified independent public accountants that the Receivables, including the Subsequent Receivables, satisfy the parameters described under "The Receivables Pool" herein and under "The Receivables Pools" in the Prospectus; and (c) the Rating Agencies shall have notified the Depositor in writing that, following the addition of the Subsequent Receivables to the Trust, the Certificates will continue to be rated by such Rating Agencies in the same rating categories in which they were rated on the Closing Date. Such confirmation of the ratings of the Certificates may depend on factors other than the characteristics of the Subsequent Receivables, including the delinquency, repossession and net loss experience on the automobile, light duty truck and minivan receivables in the portfolio serviced by the Servicer. UAC will immediately repurchase from the Trustee, at a price equal to the Purchase Amount thereof, any Subsequent Receivable that fails to satisfy any of the foregoing conditions subsequent.

         Subsequent Receivables may have been originated or acquired by UAC at a later date using credit criteria different from those that were applied to the Initial Receivables. See "Risk Factors -- Conveyance of Subsequent Receivables to the Trust" and "The Receivables Pool" herein.

Accounts

         In addition to the Certificate Account (as described in the Prospectus), the Servicer will establish with the Trustee for the benefit of the Certificateholders [the Yield Supplement Account,] the Cash Collateral Account [and the Payahead Account].

         Yield Supplement Account. For each Receivable on which the Contract Rate is less than the sum of (a) the initial weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate and (b) the annual percentage rate at which the Servicing Fee is calculated with respect to the Certificate Principal Balance for such Receivable, on the Closing Date the Depositor will deposit into the Yield Supplement Account an amount equal to the aggregate of such shortfall over the term of such Receivables (the "Total Yield Supplement Deposit") based on the scheduled payments of the Receivables. On each Determination Date, the Servicer shall withdraw an amount to apply to distributions on the Certificates on the related Distribution Date equal to the scheduled shortfall for the previous Collection Period (the "Yield Supplement Amount"). The Yield Supplement Account will be maintained by the Trustee for the benefit of the Certificateholders, but will not form part of the Trust. (Section
 .)

         Cash Collateral Account. On the Closing Date, the Depositor will deposit an amount equal to % of the initial Certificate Principal Balance into the Cash Collateral Account. Thereafter, the amount held in the Cash Collateral Account will be increased up to the Required Cash Collateral Amount by the deposit thereto of payments on the Receivables not utilized to make payments to the Certificateholders or the Servicer on any Distribution Date. While it is intended that the Cash Collateral Account will grow over time to equal the Required Cash Collateral Amount through monthly deposits of excess collections on the Receivables, if any, there can be no assurance that such growth will actually occur.

         Under the terms of the Pooling and Servicing Agreement, the Trustee will withdraw funds from the Cash Collateral Account and transfer them to the Certificate Account for any deficiency as described above under "-- Distributions on the Certificates", to the extent available. Amounts available for deficiencies on any Distribution Date will be limited to the sum of amounts on deposit in the Cash Collateral Account on such Distribution Date.

         In the event that the balance of the Cash Collateral Account is reduced to zero on any Distribution Date, the Trust will depend solely on current distributions on the Receivables to make distributions of principal and interest on the Certificates. In addition, because the market value of motor vehicles generally declines with age and because of difficulties that may be encountered in enforcing motor vehicle contracts as described in the Prospectus under "Certain Legal Aspects of the Receivables," the Servicer may not recover the entire amount due on such Receivables in the event of a repossession and resale of a Financed Vehicle securing a Receivable in default. In such event, the Certificateholders may suffer a corresponding loss. Any such losses would also be borne first by the Class B Certificateholders, up to the Class B Principal Balance, and then by the Class A Certificateholders.

     [Payahead Account. On the Closing Date, the Depositor will establish the Payahead Account, into which payments on Precomputed Receivables will be deposited and held until they are withdrawn and applied as payments on the Certificates. [Describe mechanism for determining the precomputed payment schedule.]

Subordination of the Class B Certificates

         The rights of the Class B Certificateholders to receive distributions with respect to the Receivables will be subordinated to such rights of the Class A Certificateholders to the extent described herein. This subordination is intended to enhance the likelihood of timely receipt by the Class A Certificateholders of the full amount of interest and principal distributable to them on each Distribution Date, and to afford the Class A Certificateholders limited protection against losses in respect of the Receivables.

         No distribution of interest will be made to the Class B Certificateholders on any Distribution Date until the full amount of interest payable on the Class A Certificates on such Distribution Date has been distributed to the Class A Certificateholders and no distribution of principal will be made to the Class B Certificateholders on any Distribution Date until the full amount of interest on and principal of the Class A Certificates payable on such Distribution Date has been distributed to the Class A Certificateholders. Distributions of interest on the Class B Certificates will not be subordinated to distributions of principal of the Class A Certificates. Because the rights of the Class B Certificateholders to receive distributions of principal will be subordinated to the rights of the Class A Certificateholders to receive distributions of interest and principal, the Class B Certificates will be more sensitive than the Class A Certificates to losses on the Receivables. If the aggregate amount of losses on the Receivables exceeds the amount on deposit in the Cash Collateral Account, Class B Certificateholders may not recover their initial investment in the Class B Certificates.

         In the event of delinquencies or losses on the Receivables, the protection afforded to the Class A Certificateholders will be effected both by the preferential right of the Class A Certificateholders to receive distributions on the Receivables in the manner and to the extent described above and by the establishment of the Cash Collateral Account.

Advances

         To the extent that interest collected on a Receivable during a Collection Period falls short of the scheduled interest payment, the Servicer will make an Advance of the resulting Interest Shortfall, but only to the extent that the Servicer in its sole discretion, expects to recoup the Advance from subsequent collections on the Receivable, or withdrawals from the Cash Collateral Account. The Servicer will deposit the Advance in the Certificate Account on or before the calendar day of the month following the Collection Period. The Servicer will recoup its Advance from subsequent payments by or on behalf of the respective Obligor, from insurance proceeds or, upon the Servicer's determination that reimbursement from the preceding sources is unlikely, will recoup its Advance from any collections made on other Receivables. (Section 14.05.)

Distributions on the Certificates

         The Servicer will deposit in the Certificate Account the amount of payments on all Receivables received with respect to the preceding Collection Period, the Yield Supplement Amount for the related Distribution Date, all Advances for such Collection Period, and the Purchase Amount for all Receivables that became Purchased Receivables during the preceding Collection Period, all of which amounts will be available for distribution pursuant to the terms of the Pooling and Servicing Agreement on the next succeeding Distribution Date ("Available Funds") and will determine the amount of funds necessary to make distributions of Monthly Principal and Monthly Interest to the Certificateholders and the Servicing Fee to the Servicer. If there is a deficiency with respect to the foregoing, the Servicer will withdraw amounts, to the extent available, from the Cash Collateral Account in the amount of such deficiency and notify the Trustee of any remaining deficiency.

         If acceptable to each Rating Agency without a reduction in the rating of any class of Certificates, the Servicing Fee due to the Servicer in respect of each Collection Period will be distributed to the Servicer during such Collection Period from collections received during such Collection Period.

         On each such Distribution Date, the Trustee will apply or cause to be applied the Available Funds plus any amounts withdrawn from the Cash Collateral Account to make the following payments in the following priority:

          (a) the aggregate  amount of outstanding  Advances on all  Receivables
     (x) that became Defaulted Receivables during the prior Collection Period, and (y) that the Servicer determines to be unrecoverable, to the Servicer;

          (b) the Servicing Fee, including any overdue Servicing Fee, to the Servicer, to the extent not previously distributed to the Servicer;

          (c) pro rata, Class A Monthly Interest, including any overdue Class A Monthly Interest, to the Class A Certificateholders;

          (d) Class B Monthly Interest, including any overdue Class B Monthly Interest, to the Class B Certificateholders;

          (e) Class A Monthly Principal, to the Class A Certificateholders;

          (f) Class B Monthly Principal, to the Class B Certificateholders;

          (g) the amount of recoveries of Advances (to the extent such recoveries have not previously been reimbursed to the Servicer pursuant to clause (a) above), to the Servicer;

          (h) the amount of Liquidation Proceeds on Purchased Receivables purchased by the Servicer, to the Servicer;

          (i) the amount of Liquidation Proceeds on Purchased Receivables repurchased by the Depositor, to the Depositor; and

          (j) the balance into the Cash Collateral Account.

         After all distributions pursuant to clauses (a) through (j) above have been made on each Distribution Date, the amount of funds remaining in the Cash Collateral Account on such date, if any, in excess of the Required Cash
Collateral Amount, will be distributed by the Trustee to UAC. Any amounts so distributed to UAC will no longer be available for distribution to Certificateholders, and the Certificateholders will have no rights with respect thereto.

         "Monthly Interest" for any Distribution Date will equal the sum of the Class A Monthly Interest and the Class B Monthly Interest.

         "Monthly Principal" for any Distribution Date will equal the sum of the Class A Monthly Principal and the Class B Monthly Principal.

         "Class A Monthly Interest" for any Distribution Date will equal (i) for the first Distribution Date, the product of the following: (one-twelfth of the Class A Pass-Through Rate) multiplied by (the number of days remaining in the month of the Closing Date from the Closing Date divided by 30) multiplied by (the Class A Principal Balance at the Closing Date) and (ii) with respect to each subsequent Distribution Date, the product of one-twelfth of the Class A Pass-Through Rate and the Class A Principal Balance on the preceding Distribution Date (after giving effect to any distribution of Monthly Principal required to be made on such preceding Distribution Date).

         "Class A Monthly Principal" for any Distribution Date will equal the amount necessary to reduce the Class A Principal Balance to ____% of the aggregate unpaid principal balances of the Receivables on the last day of the preceding Collection Period; provided, however, that Class A Monthly Principal on the final scheduled Distribution Date will equal the Class A Principal Balance on such date. For the purpose of determining Class A Monthly Principal, the unpaid principal balance of a Defaulted Receivable or a Purchased Receivable is deemed to be zero on and after the last day of the Collection Period in which such Receivable became a Defaulted Receivable or a Purchased Receivable.

         "Class B Monthly Interest" for any Distribution Date will equal (i) for the first Distribution Date, the product of the following: (one-twelfth of the Class B Pass-Through Rate) multiplied by (the number of days remaining in the month of the Closing Date from the Closing Date divided by 30) multiplied by (the Class B Principal Balance at the Closing Date) and (ii) with respect to each subsequent Distribution Date, the product of one-twelfth of the Class B Pass-Through Rate and the Class B Principal Balance on the preceding Distribution Date (after giving effect to any distribution of Monthly Principal required to be made on such preceding Distribution Date).

         "Class B Monthly Principal" for any Distribution Date will equal the amount necessary to reduce the Class B Principal Balance to ____% of the sum of the aggregate unpaid principal balances of the Receivables on the last day of the preceding Collection Period; provided, however, that Class B Monthly Principal on the final scheduled Distribution Date will equal the Class B Principal Balance on such date. For the purpose of determining Class B Monthly Principal, the unpaid principal balance of a Defaulted Receivable or a Purchased Receivable is deemed to be zero on and after the last day of the Collection Period in which such Receivable became a Defaulted Receivable or a Purchased Receivable.

         "Defaulted Receivable" will mean, for any Collection Period, a Receivable as to which any of the following has occurred: (i) the Receivable is 120 days or more delinquent as of the last day of such Collection Period; (ii) the Financed Vehicle that secures the Receivable has been repossessed; or (iii) the Receivable has been determined to be uncollectible in accordance with the Servicer's customary practices on or prior to the last day of such Collection Period; provided, however, that any Receivable which the Depositor or the Servicer is obligated to repurchase or purchase pursuant to the Pooling and Servicing Agreement shall be deemed not to be a Defaulted Receivable.

         As an administrative convenience, the Servicer will be permitted to make the deposit of collections and aggregate Advances and Purchase Amounts for or with respect to the Collection Period, net of distributions to be made to the Servicer or Depositor with respect to the Collection Period. The Servicer, however, will account to the Trustee and to the Certificateholders as if all deposits and distributions were made individually. (Section .)

         The following chart sets forth an example of the application of the foregoing provisions to a monthly distribution:

           ...................Collection  Period.  The Servicer receives monthly payments, prepayments, and other proceeds in respect of the Receivables and deposits them in the Certificate Account. [The Servicer may deduct Servicing Fees from such deposits.]

         .....................Record  Date.  Distributions  on the  Distribution
                              Date are made to Certificateholders of record at the close of business on this date.

         .....................Fifth  calendar  day. On or before this date,  the
                              Servicer notifies the Trustee of the amounts to be distributed on the Distribution Date.

         .....................The   Trustee   withdraws   funds  from  the  Cash
                              Collateral Account, if necessary.

         .....................Distribution  Date.  The  Trustee  distributes  to
                              Certificateholders amounts payable in respect of the Certificates[, and pays the Servicing Fee].



                              ERISA CONSIDERATIONS


         Subject to the considerations set forth under "ERISA Considerations -- Senior Certificates Issued By Grantor Trusts" in the Prospectus, the Class A Certificates may be eligible for purchase by an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Class A Certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Class A Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

         Because the Class B Certificates are subordinated to the Class A Certificates, the Class B Certificates may not be purchased by Plans.


                                  UNDERWRITING

         Under the terms and subject to the conditions set forth in the underwriting agreement for the sale of the Certificates, dated , 199 , the Depositor has agreed to sell and each of the underwriters named below (the "Underwriters") severally agreed to purchase the principal amount of the Certificates set forth opposite its name below:

                                   Principal Amount of      Principal Amount of
Underwriters                      Class A Certificates      Class B Certificates
                                  ---------------------     -------------------
              ....................                  $                      $
              ....................
                                  ---------------------     -------------------
         Total....................                  $                      $
                                  =====================     ===================


         In the underwriting agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all the Certificates offered hereby if any of the Certificates are purchased.

     The Underwriters propose to offer part of the Certificates directly to the public at the prices set forth on the cover page hereof, and part to certain dealers at a price that represents a concession not in excess of ___% of the denominations of the Class A Certificates or ______% of the denominations of the Class B Certificates. The Underwriters may allow and such dealers may reallow a concession not in excess of _____% of the denominations of the Class A Certificates or ____% of the denominations of the Class B Certificates.

         The Depositor and UAC have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

         The Depositor has been advised by the Underwriters that the Underwriters presently intend to make a market in the Certificates, as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Certificates and any such market-making may be discontinued at any time at the sole discretion of the Underwriters.
Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Certificates.


                                 LEGAL OPINIONS

     Certain legal matters relating to the Certificates will be passed upon for the Depositor by Barnes & Thornburg, Indianapolis, Indiana, and for the
Underwriters by Cadwalader, Wickersham & Taft. Certain federal income tax consequences with respect to the Certificates will be passed upon for the Depositor by .

                            INDEX OF PRINCIPAL TERMS
TERM                                                                       PAGE

Available Funds............................................................S-21
Certificate Principal Balance...............................................S-7
Certificateholders..........................................................S-5
Certificates................................................................S-1
Class A Principal Balance...................................................S-4
Class A Certificateholders..................................................S-4
Class A Certificates........................................................S-1
Class A Monthly Interest...................................................S-22
Class A Monthly Principal..................................................S-22
Class A Pass-Through Rate...................................................S-4
Class A Percentage..........................................................S-4
Class B Principal Balance...................................................S-4
Class B Certificateholders..................................................S-4
Class B Certificates........................................................S-1
Class B Monthly Interest...................................................S-23
Class B Monthly Principal..................................................S-23
Class B Pass-Through Rate...................................................S-4
Class B Percentage..........................................................S-4
Closing Date................................................................S-4
Code.......................................................................S-24
Cutoff Date.................................................................S-2
Defaulted Receivable.......................................................S-23
Depositor...................................................................S-4
Distribution Date...........................................................S-1
Final Scheduled Distribution Date...........................................S-1
Final Scheduled Maturity Date...............................................S-6
Funding Period..............................................................S-6
Initial Cutoff Date.........................................................S-5
Initial Receivables.........................................................S-5
Monthly Interest...........................................................S-22
Monthly Principal..........................................................S-22
Optional Purchase...........................................................S-8
Plan.......................................................................S-24
Pooling and Servicing Agreement.............................................S-1
Pre-Funded Amount...........................................................S-5
Pre-Funding Account.........................................................S-7
Purchase Agreement..........................................................S-6
Receivables.................................................................S-2
Receivables Pool...........................................................S-12
Record Date.................................................................S-4
Required Cash Collateral Amount.............................................S-7
Servicer....................................................................S-4
Subsequent Cutoff Date......................................................S-5
Subsequent Receivables......................................................S-5
Subsequent Transfer Date....................................................S-5
Total Yield Supplement Deposit.............................................S-20
Trust.......................................................................S-1
UAC.........................................................................S-4
UAFC........................................................................S-6
Underwriters...............................................................S-24
Yield Supplement Amount....................................................S-20

PROSPECTUS


                                UACSC Auto Trusts
                            Asset Backed Certificates


UAC Securitization Corporation
Depositor

Union Acceptance Corporation
Servicer

The asset backed certificates described herein (the "Certificates") may be sold from time to time in one or more series (each, a "Series"), in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each Series of Certificates will be issued by a trust (each, a "Trust") to be formed with respect to such Series and will include one or more classes of Certificates. The property of each Trust will include one or more pools of motor vehicle installment sale and/or installment loan contracts secured by new and used automobiles, light trucks and vans (the "Receivables"), certain monies received thereunder after the applicable cutoff date, security interests in the vehicles financed thereby and certain other property, as more fully described herein and in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the property of a Trust will include monies on deposit in a trust account, which will be used to purchase additional Receivables after the related closing date. Union Acceptance Corporation will act as servicer of the Receivables for each Trust.

Except as otherwise specified in the related Prospectus Supplement, each class of Certificates of any Series will represent the right to receive a specified amount of payments of principal and interest on the related Receivables, at the rates, on the dates and in the manner described herein and in the related Prospectus Supplement. If so provided in the related Prospectus Supplement, a Series of Certificates may include one or more classes of Certificates entitled to interest distributions with disproportionate, nominal or no distributions in respect of principal, or to principal distributions with disproportionate, nominal or no distributions in respect of interest. As more fully described herein and in the related Prospectus Supplement, distributions on any class of Certificates may be senior or subordinate to distributions on one or more other classes of Certificates of the same Series. Prospective investors should consider the factors set forth under "Risk Factors" on page 10 of this Prospectus and in the related Prospectus Supplement.



EXCEPT AS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, THE CERTIFICATES OF A SERIES WILL REPRESENT BENEFICIAL INTERESTS IN THE RELATED TRUST ONLY, AND WILL NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN, AND ARE NOT GUARANTEED OR INSURED BY, UAC SECURITIZATION CORPORATION, ANY AFFILIATE THEREOF OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

 THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.



         Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of Certificates of any Series unless accompanied by the related Prospectus Supplement.







May 7, 1998

                              AVAILABLE INFORMATION

         The Depositor, as originator of the Trusts, has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (together with all amendments and exhibits thereto, the
"Registration Statement") under the Securities Act of 1933, as amended, with respect to the Certificates being offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. For further information, reference is made to the Registration Statement, which is available for inspection without charge at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the regional offices of the Commission at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such information can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a web site on the internet that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including the Registration Statement. The address of such site is: http://www.sec.gov.

         Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from an Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Depositor or such Underwriter will promptly deliver, or cause to be delivered, without charge, to such investor a paper copy of the Prospectus Supplement and Prospectus.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by the Servicer or the Depositor on behalf of the Trust referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of the offering of the Certificates offered by such Trust shall be deemed to be incorporated by reference in this Prospectus and to be a part hereof from the dates of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         The Servicer on behalf of any Trust will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents. Requests to the Servicer for such copies should be addressed to Union Acceptance Corporation, 250 North Shadeland Avenue, Indianapolis, Indiana 46219, (317) 231-2717.

                                SUMMARY OF TERMS

         This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of such Certificates. Certain capitalized terms used in this summary are defined elsewhere in this Prospectus on the pages indicated in the "Index of Principal Terms".

Issuer .................................With    respect   to   any   Series   of
                                        Certificates, a Trust formed pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") among the Depositor, the Servicer and the Trustee for such Trust.

Depositor ..............................UAC   Securitization    Corporation,   a
                                        Delaware    corporation    having    its
                                        principal  office and place of  business
                                        in   Bonita   Springs,    Florida   (the
                                        "Depositor").  The Depositor's principal
                                        executive  offices  are  located at 9240
                                        Bonita Beach Road, Suite 1109-A,  Bonita
                                        Springs,    Florida   34135,   and   its
                                        telephone number is (941) 948-1850.

Servicer ...............................Union Acceptance Corporation, an Indiana
                                        corporation  having its principal office
                                        and place of business  in  Indianapolis,
                                        Indiana (in its capacity as servicer the
                                        "Servicer",    otherwise   "UAC").   The
                                        Servicer's principal offices are located
                                        at   250   North    Shadeland    Avenue,
                                        Indianapolis, Indiana 46219, and its telephone number is (317) 231-2717.

Trustee  ...............................With respect to each Trust,  the trustee
                                        specified  in  the  related   Prospectus
                                        Supplement (the "Trustee").

Securities Offered  ....................Each Series of asset  backed  securities issued by a Trust will consist of one or
                                        more classes of Certificates. Each class
                                        of  Certificates  of a  Series  will  be
                                        issued  pursuant to the related  Pooling
                                        and  Servicing  Agreement.  The  related
                                        Prospectus Supplement will specify which
                                        class or classes of  Certificates of the
                                        related   Series   are   being   offered
                                        thereby.

                                        Unless   otherwise   specified   in  the
                                        related  Prospectus   Supplement,   each
                                        class of Certificates will have a stated
                                        certificate   principal   balance   (the
                                        "Class  Certificate  Balance")  and will
                                        accrue    interest    on   such    Class
                                        Certificate  Balance at a specified rate
                                        (with   respect   to   each   class   of
                                        Certificates,  the "Pass-Through Rate").
                                        If   so   specified   in   the   related
                                        Prospectus   Supplement,   one  or  more
                                        classes    of    Certificates    ("Strip
                                        Certificates")  may be  entitled  to (i)
                                        interest        distributions       with
                                        disproportionate,    nominal    or    no
                                        principal    distributions    or    (ii)
                                        principal       distributions       with
                                        disproportionate, nominal or no interest
                                        distributions.  See  "Description of the
                                        Certificates   --    Distributions    of
                                        Principal and Interest".

                                        Each  class of  Certificates  may have a
                                        different  Pass-Through  Rate, which may
                                        be  a  fixed,   variable  or  adjustable
                                        Pass-Through Rate, or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate, or the method for determining the applicable Pass-Through Rate, for each class of Certificates.

                                        A Series of Certificates may include two or more classes of Certificates that differ as to timing and/or priority of distributions, seniority, allocations of losses, Pass-Through Rate, amount of distributions in respect of principal or interest, or any combination of the foregoing. Additionally, distributions in respect of principal or interest in respect of any such class or classes may or may not be made upon the occurrence of specified events or on the basis of collections from designated portions of the related Receivables Pool.

                                        Unless   otherwise   specified   in  the
                                        related      Prospectus      Supplement,
                                        Certificates   will  be   available   in
                                        book-entry   form   only   and  will  be
                                        available   for   purchase   in  minimum
                                        denominations  of  $1,000  and  integral
                                        multiples   thereof,   except  that  one
                                        Certificate  of each class may be issued
                                        in such  denomination  as is required to
                                        include  any  residual  amount.   Unless
                                        otherwise   specified   in  the  related
                                        Prospectus                   Supplement,
                                        Certificateholders   will   be  able  to
                                        receive Definitive  Certificates only in
                                        the  limited   circumstances   described
                                        herein  or  in  the  related  Prospectus
                                        Supplement.   See  "Description  of  the
                                        Certificates        --        Definitive
                                        Certificates".

                                        If so provided in the related Prospectus
                                        Supplement,  the Servicer or one or more
                                        other   entities   may  be  entitled  to
                                        purchase the  Receivables  of a Trust or
                                        to   cause   such   Receivables   to  be
                                        purchased  by  another  entity,  in  the
                                        manner  and  subject  to the  conditions
                                        described in such Prospectus Supplement.
                                        If the Servicer or any such other entity
                                        exercises  any such  option to  purchase
                                        the   Receivables   or  to   cause   the
                                        Receivables   to   be   purchased,   the
                                        Certificates  will  be  prepaid  as  set
                                        forth   in   the   related    Prospectus
                                        Supplement.   See  "Description  of  the
                                        Transfer  and  Servicing  Agreements  --
                                        Termination" herein. In addition, if the
                                        related Prospectus  Supplement  provides
                                        that  the   property  of  a  Trust  will
                                        include a  Pre-Funding  Account,  one or
                                        more  classes  of  Certificates  may  be
                                        subject  to  a  partial   prepayment  of
                                        principal   following  the  end  of  the
                                        Funding Period, in the manner and to the
                                        extent    specified   in   the   related
                                        Prospectus Supplement.  See "Description
                                        of the Transfer and Servicing Agreements
                                        --  Accounts  --  Pre-Funding   Account"
                                        herein.

The Trust Property    ..................The  property of each Trust will include one or more pools of simple interest and
                                        precomputed  interest  installment  sale
                                        and installment  loan contracts  secured
                                        by  new  and  used  automobiles,   light
                                        trucks  and  vans  (the  "Receivables"),
                                        certain    monies   due   or    received
                                        thereunder  after the date  specified in
                                        the related Prospectus Supplement (each,
                                        a "Cutoff Date"),  security interests in
                                        the  vehicles   financed   thereby  (the
                                        "Financed   Vehicles"),   any  right  to
                                        recourse  of UAC against the dealers who
                                        sold   the   Financed    Vehicles   (the
                                        "Dealers"),   proceeds  from  claims  on
                                        certain  insurance  policies and certain
                                        rights  under  the  purchase   agreement
                                        (each,  a  "Purchase  Agreement")  among
                                        UAC, the Depositor and Union  Acceptance
                                        Funding Corporation ("UAFC") pursuant to
                                        which the  Depositor  will  purchase the
                                        related   Receivables   from  UAFC.  The
                                        property of each Trust also will include
                                        amounts on deposit in, or certain rights
                                        with  respect  to,   certain   accounts,
                                        including   the   related    Certificate
                                        Account  and  any  Pre-Funding  Account,
                                        Cash   Collateral   Account  (or  Spread
                                        Account),  yield  supplement  account or
                                        any  other  account  identified  in  the
                                        applicable  Prospectus  Supplement.   If
                                        provided  in  the   related   Prospectus
                                        Supplement,  one or more of the pools of
                                        Receivables  in the Trust  will  include
                                        (i)   certain    non-prime    automobile
                                        installment  sale and  installment  loan
                                        contracts or (ii) Receivables which were
                                        originated or purchased by third parties
                                        not affiliated  with UAC (each, a "Third
                                        Party  Originator")  and  sold  to  UAC.
                                        Receivables  purchased  from Third Party
                                        Originators shall not comprise more than
                                        10% of the aggregate amount of the Class
                                        Certificate  Balances  of each  class of
                                        Certificates for the related Series (the
                                        "Certificate Balance"),  unless provided
                                        otherwise in the  applicable  Prospectus
                                        Supplement.   See  "Description  of  the
                                        Transfer  and   Servicing   Agreements--
                                        Accounts".

                                        The  Receivables  arise,  or will arise,
                                        from  motor  vehicle   installment  sale
                                        contracts   that  were   originated   by
                                        Dealers for  assignment to UAC (directly
                                        or through  UAC Finance  Corporation,  a
                                        wholly-owned     subsidiary    of    UAC
                                        ("UACFC"), Union Federal Savings Bank of
                                        Indianapolis (the "Predecessor"),  UAC's
                                        parent corporation before the completion
                                        on August 7,  1995 of a  spin-off),  any
                                        Third Party Originator  described in the
                                        applicable   Prospectus   Supplement  or
                                        motor vehicle loan  contracts  that were
                                        solicited by dealers for  origination by
                                        UAC,  UACFC,  the Predecessor or a Third
                                        Party  Originator   (collectively,   the
                                        "Contracts").  In the ordinary course of
                                        its  business,   immediately  after  UAC
                                        originates  or  otherwise  acquires  the
                                        Contracts,  UAC sells the  Contracts  to
                                        UAFC.  Payment  of the  amount due under
                                        each  Contract  is  secured  by a  first
                                        perfected   security   interest  in  the
                                        related  Financed  Vehicle.  UAFC,  UAC,
                                        UACFC,  the Predecessor or a Third Party
                                        Originator is or will be the  registered
                                        lienholder on the  certificate  of title
                                        of each of the  Financed  Vehicles.  The
                                        Receivables  for each  Receivables  Pool
                                        will  be  selected  from  the  Contracts
                                        owned  by  UAFC  based  on the  criteria
                                        specified  in the  related  Pooling  and
                                        Servicing Agreement and described herein
                                        under   "The   Receivables   Pools"  and
                                        "Description   of   the   Transfer   and
                                        Servicing    Agreement   --   Sale   and
                                        Assignment of Receivables" and in the related Prospectus Supplement under "The Receivables Pool".

                                        On the date of  issuance  of a Series of
                                        Certificates  (each, a "Closing  Date"),
                                        the Depositor will convey Receivables to
                                        the  related   Trust  in  the  aggregate
                                        principal amount provided in the related
                                        Prospectus   Supplement   and,   if   so
                                        provided in such Prospectus  Supplement,
                                        will  deposit  the amount  specified  in
                                        such    Prospectus    Supplement    (the
                                        "Pre-Funded   Amount")   into  a   trust
                                        account  established  in the name of the
                                        Trustee   for   the   benefit   of   the
                                        Certificateholders   (the   "Pre-Funding
                                        Account"). The Pre-Funded Amount with respect to any Trust will not exceed 25% of the initial aggregate Certificate Balance for the related Series.

                                        If the  property  of a Trust  includes a
                                        Pre-Funding   Account,   UAFC   will  be
                                        obligated  under  the  related  Purchase
                                        Agreement to sell additional Receivables
                                        (the  "Subsequent  Receivables")  to the
                                        Depositor  from time to time  during the
                                        period    provided    in   the   related
                                        Prospectus   Supplement   (the  "Funding
                                        Period")  having an aggregate  principal
                                        balance   approximately   equal  to  the
                                        Pre-Funded  Amount.  The  Depositor,  in
                                        turn,   will  be  obligated   under  the
                                        Pooling and Servicing  Agreement to sell
                                        such   Subsequent   Receivables  to  the
                                        related  Trust,  and the  Trust  will be
                                        obligated  to  purchase  the  Subsequent
                                        Receivables, subject to the satisfaction
                                        of certain  conditions  set forth in the
                                        Pooling  and  Servicing   Agreement  and
                                        described  herein under  "Description of
                                        the Transfer and Servicing Agreements --
                                        Sale and Assignment of Receivables".  As
                                        used  in  this   Prospectus,   the  term
                                        Receivables will include the Receivables transferred to a Trust on the related Closing Date as well as any Subsequent Receivables transferred to such Trust during the related Funding Period.

                                        Amounts on  deposit  in any  Pre-Funding
                                        Account  during the Funding  Period will
                                        be invested by the Trustee (as  directed
                                        by    the    Servicer)    in    Eligible
                                        Investments,     and    any    resultant
                                        investment   income  (less  any  related
                                        investment  expenses)  will be included,
                                        on  the  Distribution  Date  immediately
                                        following   the  date  on   which   such
                                        investment  income is paid to the Trust,
                                        in  the   Available   Funds   for   such
                                        Distribution  Date. Any funds  remaining
                                        in a  Pre-Funding  Account at the end of
                                        the  related   Funding  Period  will  be
                                        distributed  to holders  of the  related
                                        Series     of     Certificates      (the
                                        "Certificateholders") as a prepayment of
                                        principal  of the  Certificates,  in the
                                        amounts and  priority  described  in the
                                        related   Prospectus   Supplement.    No
                                        Funding Period will continue for more than three calendar months after the related Closing Date. See "Description of the Transfer and Servicing Agreements -- Accounts -- Pre-Funding Account".

                                        In each Purchase Agreement, UAC and UAFC
                                        will make  certain  representations  and
                                        warranties  with  respect to the related
                                        Receivables   and  will   undertake   to
                                        repurchase   from  the   Depositor   any
                                        Receivable  with  respect to which there
                                        exists an  uncured  breach of any of its
                                        representations  or warranties,  if such
                                        breach  materially and adversely affects
                                        the  rights  of  the  Depositor,  or the
                                        Depositor's     assignee,     in    such
                                        Receivable.    In   each   Pooling   and
                                        Servicing Agreement,  the Depositor will
                                        assign  to  the  related  Trust  certain
                                        rights   under  the   related   Purchase
                                        Agreement,  including the right to cause
                                        UAC  to  repurchase  any  Receivable  in
                                        respect  of which it is in  breach  of a
                                        breach or warranty that  materially  and
                                        adversely  affects  the  interest of the
                                        Trust in such  Receivable.  None of UAC,
                                        UAFC  or the  Depositor  will  have  any
                                        other  obligation  with  respect  to the
                                        Receivables  or  the  Certificates.  See
                                        "Description   of   the   Transfer   and
                                        Servicing   Agreements   --   Sale   and
                                        Assignment of Receivables".

Credit and Cash
Flow Enhancement     ...................If and to the  extent  specified  in the related  Prospectus  Supplement,  credit
                                        enhancement  with  respect to a Trust or
                                        any class or classes of Certificates may
                                        include   any   one  or   more   of  the
                                        following:  subordination of one or more
                                        other  classes  of  Certificates  of the
                                        same  Series,  segregation  of different
                                        pools of  Receivables  within the Trust,
                                        Cash   Collateral    Accounts,    Spread
                                        Accounts,   yield  supplement  accounts,
                                        surety   bonds,    insurance   policies,
                                        letters of credit,  credit or  liquidity
                                        facilities,      over-collateralization,
                                        guaranteed investment  contracts,  swaps
                                        or other interest rate and/or prepayment
                                        rate protection  agreements,  repurchase
                                        obligations,   other   agreements   with
                                        respect to third-party payments or other
                                        support,   cash   deposits,   or   other
                                        arrangements. To the extent specified in the related Prospectus Supplement, a form of credit enhancement with respect to a Trust or class or classes of Certificates may be subject to certain limitations and exclusions from coverage thereunder.

Transfer and Servicing
  Agreements   .........................Pursuant  to  each  Purchase  Agreement,
                                        UAFC will sell the  related  Receivables
                                        to the Depositor  without  recourse and,
                                        if so stated in the  related  Prospectus
                                        Supplement,   will   undertake  to  sell
                                        Subsequent Receivables, in the aggregate
                                        amount   specified   therein,   to   the
                                        Depositor  during  the  related  Funding
                                        Period.  The  Depositor,  in turn,  will
                                        sell  such  Receivables  to the  related
                                        Trust,   without   recourse,   and  will
                                        undertake  to sell any  such  Subsequent
                                        Receivables  to the related Trust during
                                        the related Funding Period. In addition,
                                        the Servicer  will agree in each Pooling
                                        and    Servicing    Agreement    to   be
                                        responsible  for  servicing,   managing,
                                        maintaining   custody   of  and   making
                                        collections on the related Receivables.

                                        Unless otherwise provided in the related
                                        Prospectus Supplement, the Servicer will
                                        advance  funds (each,  an  "Advance") on
                                        the   Receivables    made   during   the
                                        preceding     calendar     month    (the
                                        "Collection Period") to cover 30 days of
                                        interest  due on a  Receivable  that  is
                                        more than 30 days  delinquent  (each, an
                                        "Interest  Shortfall"),  but only to the
                                        extent  that the  Servicer,  in its sole
                                        discretion, expects to be able to recoup
                                        such Advance from subsequent payments on
                                        the Receivable. Advances by the Servicer
                                        will  add to  the  funds  available  for
                                        distributions to Certificateholders on a
                                        Distribution Date, but the Servicer will
                                        be  entitled to  reimbursement  for such
                                        Advances from subsequent payments of the
                                        Receivables  or, to the extent set forth
                                        in the  related  Prospectus  Supplement,
                                        from  insurance  proceeds or withdrawals
                                        from  any  Cash  Collateral  Account  or
                                        similar form of credit enhancement.  See
                                        "Description   of   the   Transfer   and
                                        Servicing Agreements -- Advances".

                                        Unless otherwise provided in the related
                                        Prospectus   Supplement,   UAC  will  be
                                        obligated to  repurchase  from the Trust
                                        any  Receivable in which the interest of
                                        such Trust is  materially  and adversely
                                        affected  as a result of a breach of any
                                        representation  or warranty  made by UAC
                                        and/or  UAFC  in  the  related  Purchase
                                        Agreement if such breach is not cured in
                                        a timely manner  following the discovery
                                        by or notice to UAC. In addition, unless
                                        otherwise   provided   in  the   related
                                        Prospectus Supplement, the Servicer will
                                        be  obligated  under  each  Pooling  and
                                        Servicing   Agreement  to  purchase  any
                                        Receivable  if (i) among  other  things,
                                        the   Servicer   reduces   the  rate  of
                                        interest under the related Contract (the
                                        "Contract Rate"),  changes the amount of
                                        the  scheduled  monthly  payments or the
                                        amount  financed  or fails to maintain a
                                        perfected   security   interest  in  the
                                        related  Financed  Vehicle  and (ii) the
                                        interest  of the  Certificateholders  in
                                        such   Receivable  is   materially   and
                                        adversely  affected  by such  action  or
                                        failure to act of the  Servicer.  If the
                                        Servicer  extends  the  date  for  final
                                        payment by the  obligor  on the  related
                                        Contract (each, an "Obligor") beyond the
                                        latest final scheduled maturity date for
                                        any  class   specified  in  the  related
                                        Prospectus    Supplement   (the   "Final
                                        Scheduled  Maturity Date"), the Servicer
                                        will  be   obligated   to  purchase  the
                                        Receivable   on  such  Final   Scheduled
                                        Maturity Date.

                                        Unless   otherwise   specified   in  the
                                        related   Prospectus   Supplement,   the
                                        Servicer   will   receive   a  fee   for
                                        servicing the  Receivables of each Trust
                                        equal to the  Servicing  Fee Rate  times
                                        the  aggregate   outstanding   principal
                                        balance of the related  Receivables (the
                                        "Pool Balance"), plus certain late fees,
                                        prepayment     charges     and     other
                                        administrative  fees or similar charges.
                                        UAC may also receive investment earnings
                                        from  certain  accounts  and other  cash
                                        flows  with  respect  to  a  Trust.  See
                                        "Description   of   the   Transfer   and
                                        Servicing    Agreements   --   Servicing
                                        Compensation and Payment of Expenses" herein.

Certain Legal Aspects
  of the Receivables;
  Repurchase Obligations  ..............In   connection   with   each   sale  of
                                        Receivables by UAFC to the Depositor and
                                        by the  Depositor  to a Trust,  security
                                        interests   in  the   related   Financed
                                        Vehicles will be assigned by UAFC to the
                                        Depositor  and by the  Depositor  to the
                                        Trust; due to administrative  burden and
                                        expense,  however,  the  certificates of
                                        title to such Financed Vehicles will not
                                        be  amended to  reflect  the  assignment
                                        either to the Depositor or to the Trust.
                                        In the absence of such an amendment, the
                                        Trust may not have a perfected  security
                                        interest   in  the   Financed   Vehicles
                                        securing the Receivables in some states.
                                        Unless   otherwise   specified   in  the
                                        related Prospectus Supplement,  UAC will
                                        be obligated to repurchase  from a Trust
                                        any Receivable  sold to such Trust as to
                                        which all action  necessary  to secure a
                                        first perfected security interest in the
                                        Financed     Vehicle    securing    such
                                        Receivable  in the  name of  UAC,  UAFC,
                                        PFC,  UACFC,  the Predecessor or a Third
                                        Party  Originator   (collectively,   the
                                        "Named Lienholders") shall not have been
                                        taken as of the date such  Receivable is
                                        purchased by such Trust,  if such breach
                                        materially  and  adversely  affects  the
                                        interest       of      the       related
                                        Certificateholders  in  such  Receivable
                                        and if such  failure  or  breach  is not
                                        cured  by the  last  day  of the  second
                                        month  following  the  discovery  by  or
                                        notice to UAC of such breach. If a Trust
                                        does  not  have  a  perfected   security
                                        interest  in  a  Financed  Vehicle,  its
                                        ability  to  realize  on  such  Financed
                                        Vehicle in the event of a default may be
                                        adversely  affected.  To the  extent the
                                        security interest is perfected,  a Trust
                                        will have a prior claim over  subsequent
                                        purchasers  of the Financed  Vehicle and
                                        holders   of   subsequently    perfected
                                        security interests.  However, as against
                                        liens for repairs of  Financed  Vehicles
                                        or  for  taxes  unpaid  by  the  related
                                        Obligor, or through fraud or negligence,
                                        a Trust could lose its security interest
                                        or the priority of its security interest
                                        in a Financed Vehicle. None of the Named
                                        Lienholders   will   be   obligated   to
                                        repurchase a Receivable  with respect to
                                        which  a  Trust   loses   its   security
                                        interest or the priority of its security interest in the related Financed Vehicle after the Closing Date as the result of any such tax lien or mechanic's lien or the fraud or negligence of a third party.

                                        Federal  and state  consumer  protection
                                        laws impose requirements on creditors in
                                        connection with extensions of credit and
                                        collections of retail installment loans,
                                        and   certain  of  these  laws  make  an
                                        assignee  of such a loan  liable  to the
                                        obligor thereon for any violation by the
                                        lender.  Unless  otherwise  specified in
                                        the related Prospectus  Supplement,  UAC
                                        will be required to repurchase  from the
                                        Trust  any  Receivable   that  fails  to
                                        comply  with  the  requirements  of such
                                        consumer  protection  laws on or  before
                                        the  last  day  of the  month  following
                                        discovery  by or  notice  to UAC of such
                                        failure,  if such failure materially and
                                        adversely  affects the  interests of the
                                        related   Certificateholders   in   such
                                        Receivable. See "Certain Legal Aspects of the Receivables".

Tax Considerations  ....................If  a  Prospectus  Supplement  specifies that  the  related  Trust  is a  grantor
                                        trust and except as  otherwise  provided
                                        in such Prospectus Supplement,  upon the
                                        issuance  of  the   related   Series  of
                                        Certificates,    special   federal   tax
                                        counsel to the Trust  identified  in the
                                        related   Prospectus   Supplement   (the
                                        "Federal Tax Counsel") will deliver an opinion to the effect that such Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax.

                                        If a Prospectus Supplement does not specify that the related Trust is a grantor trust, upon the issuance of the related Series of Certificates Federal Tax Counsel will deliver an opinion to the effect that such Trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation.

                                        See   "Certain    Federal   Income   Tax
                                        Consequences" for additional information regarding the application of federal tax laws to a Trust and the related Series of Certificates.

ERISA Considerations....................Subject to the considerations  discussed under "ERISA  Considerations" herein and
                                        in the related Prospectus Supplement and
                                        unless otherwise  provided therein,  any
                                        Certificates     that    meet    certain
                                        Department  of  Labor  requirements  are
                                        eligible   for   purchase   by  employee
                                        benefit  plans and plans  subject to the
                                        Employee  Retirement Income Security Act
                                        of 1974,  as amended  ("ERISA").  Unless
                                        otherwise   specified   in  the  related
                                        Prospectus  Supplement,   any  class  of
                                        Certificates that is subordinated to any
                                        other class of  Certificates of the same
                                        Series may not be  acquired  by any such
                                        employee  benefit plan,  plan subject to
                                        ERISA   or  an   individual   retirement
                                        account.   See  "ERISA   Considerations"
                                        herein  and  in the  related  Prospectus
                                        Supplement.

Ratings  ...............................It is a condition to the issuance of the
                                        Certificates  to  be  offered  hereunder
                                        that  they be  rated  in one of the four
                                        highest  rating  categories  by at least
                                        one  nationally  recognized  statistical
                                        rating  organization  (each,  a  "Rating
                                        Agency").    A    rating    is   not   a
                                        recommendation to purchase, hold or sell
                                        Certificates  inasmuch  as a rating does
                                        not  comment  as  to  market   price  or
                                        suitability  for a particular  investor.
                                        Ratings of Certificates will address the
                                        likelihood  of the payment of  principal
                                        of  and  interest  on  the  Certificates
                                        pursuant to their terms. There can be no
                                        assurance  that a rating will remain for
                                        a given  period of time or that a rating
                                        will  not  be   lowered   or   withdrawn
                                        entirely  by a Rating  Agency  if in its
                                        judgment  circumstances in the future so
                                        warrant.  See "Risk Factors-- Ratings of
                                        the  Certificates"   herein.   For  more
                                        detailed   information   regarding   the
                                        ratings   assigned   to  any   class  of
                                        Certificates of a particular Series, see
                                        "Summary of Terms--  Ratings"  and "Risk
                                        Factors-- Certificate Rating" in the related Prospectus Supplement.

                                  RISK FACTORS

         In addition to the other information contained in this Prospectus and in the related Prospectus Supplement to be prepared and delivered in connection with the offering of any Series of Certificates, prospective investors should carefully consider the following risk factors before investing in any class or classes of Certificates of any such Series.

         Pre-Funding Accounts. If so provided in the related Prospectus Supplement, on the Closing Date the Depositor will deposit the Pre-Funded Amount specified in such Prospectus Supplement into the Pre-Funding Account. In no event will the Pre-Funded Amount exceed 25% of the initial Certificate Balance of the related Series of Certificates. The Pre-Funded Amount will be used to purchase Subsequent Receivables from the Depositor (which, in turn, will acquire such Subsequent Receivables from UAFC) from time to time during the Funding Period. During the Funding Period and until such amounts are applied by the Trustee to purchase Subsequent Receivables, amounts on deposit in the Pre-Funding Account will be invested by the Trustee (as instructed by the Servicer) in Eligible Investments, and any investment income with respect thereto (net of any related investment expenses) will be distributed on each Distribution Date during the Funding Period as part of the Available Funds for the related Collection Period. No Funding Period will end more than three calendar months after the related Closing Date.

         To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Receivables by the end of the related Funding Period, any amounts remaining in the Pre-Funded Account will be distributed as a prepayment of principal to Certificateholders following the end of the Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Such prepayment will reduce the Certificateholder's outstanding principal balance and anticipated yield.

         Sales  of  Subsequent  Receivables.  If  so  provided  in  the  related
Prospectus Supplement, (i) UAFC will be obligated pursuant to the Purchase Agreement to sell Subsequent Receivables (subject only to the availability thereof) to the Depositor from time to time during the Funding Period in an aggregate principal amount approximately equal to the Pre-Funded Amount, (ii) the Depositor, in turn, will be obligated pursuant to the Pooling and Servicing Agreement to sell such Subsequent Receivables to the Trust and (iii) the Trust will be obligated to purchase such Subsequent Receivables, subject only to the satisfaction of certain conditions set forth in the Pooling and Servicing Agreement and described in the related Prospectus Supplement. If the principal amount of eligible Subsequent Receivables originated or acquired by UAC during a Funding Period is less than the Pre-Funded Amount, UAFC and the Depositor may have insufficient Subsequent Receivables to transfer to a Trust, and holders of one or more classes of the related Series of Certificates may receive a full or partial prepayment of principal at the end of the Funding Period as described above under "-- Pre-Funding Accounts".

         Receivables purchased from Third Party Originators will not be included in the Subsequent Receivables, unless provided otherwise in the Prospectus Supplement.

         Any conveyance of Subsequent Receivables to a Trust is subject to the satisfaction, on or before the related transfer date (each, a "Subsequent Transfer Date"), of the following conditions precedent, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the related Pooling and Servicing Agreement; (ii) the Subsequent Receivables shall have been selected based on the criteria specified in the applicable Prospective Supplement and neither UAFC nor the Depositor shall have selected such Subsequent Receivables in a manner that it deems is adverse to the interests of holders of the related Certificates; (iii) as of the respective Cutoff Date for such Subsequent Receivables, all of the Receivables in the Trust, including the Subsequent Receivables to be conveyed to the Trust as of such date, must satisfy the parameters described under "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement; (iv) any required deposit to any Cash Collateral Account or other similar account shall have been made; and (v) UAFC must execute and deliver to the Depositor, and the Depositor must execute and deliver to such Trust, a written assignment conveying such Subsequent Receivables to the Depositor or such Trust, as applicable. In addition, the conveyance of Subsequent Receivables to a Trust is subject to the satisfaction of the following conditions subsequent, among others, each of which must be satisfied within the applicable time period specified in the related Prospectus Supplement: (a) the Depositor must deliver certain opinions of counsel to the related Trustee with respect to the validity of the conveyance of the Subsequent Receivables to the Trust; (b) the Trustee must receive written confirmation from a firm of certified independent public accountants that, as of the end of the period specified therein, the Receivables in the Trust, including the Subsequent Receivables, satisfied the parameters described under "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement; and (c) each of the Rating Agencies must notify the Depositor in writing that, following the conveyance of the Subsequent Receivables to the Trust, each class of Certificates will have the same rating assigned to it by such Rating Agency that it had on the Closing Date. Such confirmation of the ratings of the Certificates may depend on factors other than the characteristics of the Subsequent Receivables, including the delinquency, repossession and net loss experience on the automobile, light truck and van receivables in the portfolio serviced by UAC. UAC will be required pursuant to each Purchase Agreement and Pooling and Servicing Agreement to repurchase immediately from a Trust any Subsequent Receivable, at a price equal to the Purchase Amount thereof, with respect to which any of the foregoing conditions is not satisfied.

         Non-Prime Receivables and Receivables from Third Party Originators. If non-prime Receivables are included in the pool of Receivables in a Trust, the Prospectus Supplement will disclose and describe the delinquency and net credit loss of UAC with respect to its non-prime Receivable portfolio. In addition, the delinquency and net credit loss experience of Third Party Originators will be different from the experience of UAC. To the extent Receivables included in any Trust were purchased from a Third Party Originator, the applicable Prospectus Supplement will disclose and describe the delinquency and credit loss history of such Receivables or Third Party Originator to the extent material to investors. No more than 10% of the Certificate Balance included in a Trust shall be Receivables purchased from a Third Party Originator, unless provided otherwise in the applicable Prospectus Supplement.

         Certain Legal Aspects -- Security Interests in Financed Vehicles. Simultaneously with each sale of Receivables, UAFC will assign to the Depositor, and the Depositor will assign to the related Trust, security interests in the related Financed Vehicles; due to administrative burden and expense, however, the certificates of title to such Financed Vehicles will not be amended to reflect the assignment to either the Depositor or the Trust. In the absence of such amendments, a Trust may not have a perfected security interest in such Financed Vehicles in some states. Except as otherwise provided in the related Prospectus Supplement, UAC will be obligated to repurchase from the related Trust any Receivable sold to a Trust as to which all actions necessary to secure a first perfected security interest in the Financed Vehicle securing such Receivable in the name of UAFC (or, in certain cases, one of the other Named Lienholders) shall not have been taken as of the date such Receivable is transferred to such Trust, if such breach materially and adversely affects the interest of the Certificateholders in such Receivable and if such failure or breach is not timely cured following discovery by or notice thereof to the Depositor or UAC.

         If a Trust does not have a perfected security interest in a Financed Vehicle, its ability to realize on such Financed Vehicle in the event of a default may be adversely affected. To the extent the security interest is perfected, the Trust will have a prior claim over subsequent purchasers of such Financed Vehicle and holders of subsequently perfected security interests; however, the Trust could lose its security interest or the priority of its security interest in a Financed Vehicle as against liens for repairs of such Financed Vehicle or for taxes unpaid by the related Obligor or through fraud or negligence. None of the Depositor or the Named Leinholders will have any obligation to repurchase a Receivable in respect of which a Trust loses its security interest or the priority of its security interest in the related Financed Vehicle as the result of any such mechanic's or tax lien or the fraud or negligence of a third party occurring after the date such security interest was conveyed to the Trust. See "Certain Legal Aspects of the Receivables -- Security Interest in Vehicles".

         Certain Legal Aspects -- Consumer Protection Laws. Federal and state consumer protection laws impose requirements on creditors in connection with extensions of credit and collections of retail installment loans, and certain of these laws make an assignee of such a loan (such as a Trust) liable to the obligor thereon for any violation by the lender. To the extent specified herein and in the related Prospectus Supplement, UAC will be obligated to repurchase from the related Trust any Receivable that fails to comply with such requirements. See "Certain Legal Aspects of the Receivables -- Consumer Protection Laws".

         Certain Legal Aspects -- Insolvency Considerations. UAC and UAFC will warrant to the Depositor in each Purchase Agreement (the benefit of which warranty will be assigned by the Depositor to each Trust in the related Pooling and Servicing Agreement) that the sale of the Receivables by UAFC to the Depositor, and by the Depositor to such Trust, respectively, is a valid sale of the Receivables to the Depositor and to such Trust. Notwithstanding the foregoing, if UAC, UACFC, UAFC, PFC or the Depositor were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or such debtor itself were to take the position that the sale of Receivables to the Depositor or such Trust, as applicable, should be treated as a pledge of such Receivables to secure a borrowing of such debtor, then delays in payments of collections of Receivables to Certificateholders could occur or (should the court rule in favor of any such trustee, creditor or debtor) reductions in the amounts of such payments could result. If the transfer of Receivables to the Depositor or any Trust is treated as a pledge instead of a sale, a tax or government lien on the property of UAFC or the Depositor, as applicable, arising before the transfer of such Receivables to such Trust may have priority over such Trust's interest in such Receivables. If the transactions contemplated herein are treated as a sale, the Receivables would not be part of UAFC's or the Depositor's bankruptcy estate and would not be available to creditors of UAFC or the Depositor. See "Certain Legal Aspects of the Receivables -- Bankruptcy Matters".

         The decision of the U.S. Court of Appeals for the Tenth Circuit, Octagon Gas Systems, Inc. v. Rimmer (In re Meridian Reserve, Inc.) (decided May 27, 1993), contains language to the effect that under the UCC accounts sold by a debtor would remain property of the debtor's bankruptcy estate, whether or not the sale of the accounts was perfected. Although the Receivables constitute chattel paper under the UCC, rather than accounts, Article 9 of the UCC applies to the sale of chattel paper as well as the sale of accounts, and perfection of a security interest in both chattel paper and accounts may be accomplished by the filing of a UCC-1 financing statement. If, following a bankruptcy of UAC, UAFC, UACFC or the Depositor, a court were to follow the reasoning of the Tenth Circuit reflected in the above case, then the Receivables could be included in the bankruptcy estate of UAC, UAFC, UACFC or the Depositor, as applicable, and delays in payments of collections on or in respect of the Receivables could occur. UAC and UAFC will warrant to the Depositor in each Purchase Agreement, and the Depositor will warrant to the Trust in each Pooling and Servicing Agreement, that the sale of the related Receivables to the Depositor or the related Trust is a sale of such Receivables to the Depositor and to the Trust, respectively.

         Limited Obligations of UAC, UAFC, UACFC and the Depositor. None of UAC, UAFC, UACFC or the Depositor (or any affiliates thereof) will be generally obligated to make any payments to a Trust in respect of the related Certificates or Receivables. However, in connection with the sale of the Receivables, UAC and UAFC will make representations and warranties regarding the characteristics of such Receivables and, in certain circumstances, UAC will be required to repurchase from the Trust any Receivables with respect to which such representations and warranties have been breached. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables". In addition, UAC, as Servicer, may be required to purchase Receivables from a Trust under certain circumstances set forth in the Pooling and Servicing Agreement. See "Description of the Transfer and Servicing Agreements -- Servicing Procedures".

         Subordination of Certain Classes of Certificates; Segregation of Pools. To the extent specified in the related Prospectus Supplement, distributions of interest and principal on one or more classes of Certificates may be subordinated in priority of payment to interest and principal due on one or more other classes of Certificates of the same Series. In addition, the Receivables may be segregated into one or more pools based upon different characteristics such as credit quality at origination and, to the extent described in the applicable Prospectus Supplement, different classes of certificates may have differing rights and priorities based upon the pool of Receivables to which they relate.

         Limited Assets of each Trust. None of the Trusts will have, nor will any such Trust be permitted or expected to have, any significant assets or sources of funds other than the related Receivables and, to the extent provided in the related Prospectus Supplement, a Pre-Funding Account or Cash Collateral Account, yield supplement account or other form of credit enhancement. The Certificates of each Series will represent interests solely in the related Trust and will not represent obligations of or interests in, or be insured or guaranteed by, UAC, UAFC, UACFC, the Depositor, the Trustee or any other entity. Consequently, holders of the Certificates of any Series must rely for repayment upon payments on the related Receivables and, if and to the extent available, amounts available under any available form of credit enhancement, all as specified in the related Prospectus Supplement.

         Maturity and Prepayment Considerations. All of the Receivables are prepayable at any time by the related Obligor. As used herein with respect to any Receivable, the term prepayment includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums) and liquidations due to defaults, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and any lender's single insurance policy, and Purchase Amounts with respect to certain other Receivables repurchased by UAC as a result of a breach of a representation or warranty or purchased by the Servicer for administrative reasons. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of UAFC (or, if applicable one of the other Named Lienholders). The rate of prepayment on the Receivables may also be influenced by the structure of the underlying loans. To the extent prepayments on the Receivables are more rapid than expected, Certificateholders' anticipated yield will be reduced, except to the extent protection against prepayment risks is provided to Certificateholders as described in the related Prospectus Supplement. See "Weighted Average Life of the Certificates". In addition, if so provided in the related Prospectus Supplement, the Servicer or one or more other entities may be entitled to purchase, or to cause another person or entity to purchase, the Receivables of a given Receivables Pool under the circumstances described in such Prospectus Supplement. See "Description of the Transfer and Servicing Agreements - Termination".

         In addition, a Series of Certificates may include one or more classes of interest-only or other Strip Certificates that may be more sensitive than other classes of Certificates of such Series to the rate of payment on the related Receivables. Prospective investors in any such class of Certificates should carefully consider the information provided with respect to such Certificates under "Risk Factors" and elsewhere in the related Prospectus Supplement.

         Ratings of the Certificates. It is a condition of the issuance of the Certificates to be offered hereunder that they be rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization. A rating is not a recommendation to purchase, hold or sell Certificates inasmuch as a rating does not comment as to market price or suitability for a particular investor. The ratings of the Certificates will address the likelihood of the payment of principal and interest thereon pursuant to their terms. There can be no assurance that a rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. For more detailed information regarding the ratings assigned to any class of a particular Series of Certificates, see "Summary of Terms -- Ratings" and "Risk Factors -- Certificate Rating" in the related Prospectus Supplement.

         Book-Entry Registration. Unless otherwise specified in the related Prospectus Supplement, each class of the Certificates of a given Series initially will be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), or any other nominee of The Depository Trust Company ("DTC") set forth in the related Prospectus Supplement, and will not be registered in the names of the holders of such Certificates or their nominees. Because of this, unless and until Definitive Certificates for such Series are issued, the beneficial owners of such Certificates will not be recognized by the Trustee as "Certificateholders" (as such term is used herein or in the related Pooling and Servicing Agreement). Hence, until Definitive Certificates are issued, beneficial owners of the Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations. See "Description of the Certificates -- Book-Entry Registration" and " -- Definitive Certificates".

                                   THE TRUSTS

         Each Series of Certificates will be issued by a separate Trust established by the Depositor pursuant to a Pooling and Servicing Agreement for the transactions described herein and in the related Prospectus Supplement. The property of each Trust will include one or more pools (each a "Receivables Pool") of simple interest or precomputed interest retail installment sale or installment loan contracts secured by new or used automobiles, light trucks or vans and certain payments due or received thereunder after the applicable Cutoff Date. The Receivables in each Receivables Pool were or will be either (a) originated by Dealers for assignment to UAC (either directly or indirectly through UACFC, any Third Party Originator or the Predecessor), (b) solicited by Dealers for origination by UAC, UACFC or the Predecessor or (c) originated directly or indirectly by a Third Party Originator and sold to the Depositor or UAC and thereafter sold to the Depositor for inclusion in a Trust. Immediately after the origination or other acquisition of the Contracts by UAC, UAC sells the Contracts to UAFC in the ordinary course of business. One of the Named Leinholders will be the registered lienholder listed on the certificates of title of the Financed Vehicles. The Receivables will continue to be serviced by UAC as the initial Servicer under each Pooling and Servicing Agreement.

         On or prior to the applicable Closing Date, UAFC will sell to the Depositor, pursuant to the Purchase Agreement, Receivables in the aggregate principal amount specified in the related Prospectus Supplement. Thereafter, on such Closing Date, the Depositor will convey such Receivables and, if so provided in the related Prospectus Supplement, the Pre-Funded Amount to the related Trust in exchange for the delivery to the Depositor of the Series of Certificates issued on such date by such Trust. If the Prospectus Supplement provides for the conveyance of a Pre-Funded Amount to the related Trust, UAFC will also be required under the Purchase Agreement, and the Depositor will be required under the related Pooling and Servicing Agreement, to convey to the Depositor and the Trust, respectively, Subsequent Receivables from time to time during the Funding Period in an aggregate principal amount approximately equal to such Pre-Funded Amount. Any Subsequent Receivables so conveyed to a Trust will also be assets of such Trust. Except as otherwise provided in the related Prospectus Supplement, the property of each Trust will also include (i) interests in certain amounts that may from time to time be held in separate trust accounts established and maintained pursuant to the related Pooling and Servicing Agreement and, if so provided in the related Prospectus Supplement, the proceeds of such accounts; (ii) security interests in the Financed Vehicles and any other interest of the Named Lienholders and the Depositor in such Financed Vehicles; (iii) any recourse rights of the Named Lienholders against Dealers; (iv) any rights of the Named Lienholders to proceeds from claims on or refunds of premiums with respect to certain physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors, as the case may be, including any lender's single interest insurance policy; (v) any property that secures a Receivable and that has been acquired by the Trust;
(vi) certain rights under the related Purchase Agreement; and (vii) any and all proceeds of the foregoing. UAFC will not convey to the Depositor, and the Depositor will not convey to a Trust, and the related Certificateholders will have no interest in, any contract with a Dealer establishing "dealer reserves" or any rights to recapture dealer reserves pursuant to such a contract. To the extent specified in the related Prospectus Supplement, a Pre-Funding Account or a Cash Collateral Account, a yield supplement account, surety bond, swap or other interest rate protection, or any other form of credit enhancement may be a part of the property of a Trust or may be held by the Trustee for the benefit of holders of the related Certificates.

         UAC, as initial Servicer under each Pooling and Servicing Agreement, will continue to service the Receivables held by each Trust and will receive fees for such services. See "Description of the Transfer and Servicing Agreements -- Servicing Compensation and Payment of Expenses" herein. To facilitate the servicing of the Receivables, the Depositor and each Trustee will designate the Servicer as custodian of the Receivables and the related documents for the related Trust; due to the administrative burden and expense, however, the certificates of title to the Financed Vehicles will not be amended to reflect the sale and assignment of the security interest in the Financed Vehicles to either the Depositor or the Trust. In the absence of such an amendment, a Trust may not have a perfected security interest in certain of the Financed Vehicles in some states. See "Certain Legal Aspects of the Receivables" and "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables".

         If the protection provided to the holders of the Certificates of any Series (the "Certificateholders") by the subordination, if any, of one or more classes of Certificates of such Series and by any Cash Collateral Account, yield supplement account or other available form of credit enhancement for such Series is insufficient, such Certificateholders will have to look to payments by or on behalf of Obligors on the related Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables for distributions of principal of and interest on the related Certificates. In such event, certain factors, such as the Trust's not having perfected security interests in all of the Financed Vehicles, may limit the ability of a Trust to realize on the collateral securing the related Receivables or may limit the amount realized to less than the amount due thereunder. Certificateholders may thus be subject to delays in payment on, or may incur losses on their investment in, such Certificates as a result of defaults or delinquencies by Obligors and depreciation in the value of the related Financed Vehicles. See "Description of the Transfer and Servicing Agreements -- Credit and Cash Flow Enhancement" and "Certain Legal Aspects of the Receivables".

The Trustee

         The Trustee for each Trust will be specified in the related Prospectus Supplement. The Trustee's liability in connection with the issuance and sale of the related Certificates is limited solely to the express obligations of such Trustee set forth in the related Pooling and Servicing Agreement. A Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor Trustee. The Servicer may also remove a Trustee if such Trustee ceases to be eligible to continue as Trustee under the related Pooling and Servicing Agreement or if such Trustee becomes insolvent. If the Servicer so removes a Trustee, the Servicer will be obligated to appoint a successor to such Trustee. Any resignation or removal of a Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                              THE RECEIVABLES POOLS

General

         The Receivables in each Receivables Pool were or will be acquired by one of the Named Lienholders from Dealers or originated by the Named Lienholders through Dealers in the ordinary course of business. Immediately after their origination or acquisition by UAC, the Receivables were or will be conveyed to UAFC. One of the Named Lienholders will be the registered lienholder on the certificates of title to each of the Financed Vehicles.

         The Receivables to be sold to each Trust will be selected from UAFC's portfolio for inclusion in a Receivables Pool based on several criteria, including that, unless otherwise provided in the related Prospectus Supplement, each Receivable (i) is secured by a new or used vehicle, (ii) provides for level monthly payments (except for the last payment, which may be different from the level payments) that fully amortize the amount financed over the original term to maturity of the Receivable, (iii) is a Precomputed Receivable or a Simple Interest Receivable and (iv) satisfies the other criteria, if any, set forth in the related Prospectus Supplement. No selection procedures believed by UAFC or the Depositor to be adverse to Certificateholders were or will be used in selecting the Receivables.

Underwriting Procedures

         UAC uses the degree of the applicant's creditworthiness as the basic criterion when originating an installment sale contract or purchasing such a contract from a Dealer. Each credit application requires that the applicant provide current information regarding the applicant's employment history, bank accounts, debts, credit references, and other factors that bear on creditworthiness. UAC applies uniform underwriting standards when originating loans on new and used vehicles. UAC also typically obtains credit reports from major credit reporting agencies summarizing the applicant's credit history and paying habits, including such items as open accounts, delinquent payments, bankruptcies, repossessions, lawsuits, and judgments. UAC's credit analysts may verify an applicant's employment or, where appropriate, check directly with the applicant's creditors. On the basis of such information, extensive historical data and the experience of its senior management, UAC is in a position to assess an applicant's ability to repay a loan. Since December 1988, the criteria applied by UAC to evaluate applicants have included credit scoring using models developed by independent firms experienced in developing credit scoring models. Credit scoring evaluates an applicant's credit profile to arrive at an estimate of the associated credit risk. Credit scoring models are developed by statistically evaluating common characteristics of applicants and their correlation with credit risk.

         While UAC adheres to no specific loan-to-value ratios, the amount financed by UAC under an installment contract generally will not exceed, in the case of new vehicles, the manufacturer's suggested retail price of the financed vehicle, including sales tax, license fees and title fees, plus the cost of service and warranty contracts and premiums for physical damage, credit life and disability insurance obtained in connection with the vehicle or the financing. In the case of used vehicles, if the applicant meets UAC's creditworthiness criteria, the amount financed may exceed the "average black book value" (as published by National Auto Research, a standard reference source for dealers in used cars) of the financed vehicle, including sales tax, license fees and title fees, plus the cost of service and warranty contracts and premiums for physical damage, credit life and disability insurance obtained in connection with the vehicle or financing. UAC believes that the resale value of a new vehicle purchased by an obligor will generally decline below the manufacturer's suggested retail price and, in some cases, may decline for a period of time below the principal balance outstanding on the related installment contract. UAC also believes that the resale value of a used vehicle purchased by an obligor will generally decline, but believes that the percentage of such decline generally will be less than the percentage of decline in the resale value of a new vehicle. UAC regularly reviews the quality of the Contracts purchased from Dealers and periodically conducts quality audits to ensure compliance with its established policies and procedures.

         The underwriting procedures and standards employed by the Predecessor are substantially similar to those used by UAC and, accordingly, references to UAC in the foregoing discussion of UAC's underwriting procedures apply also to any Receivables included in a Receivables Pool that was acquired by UAC from UACFC or the Predecessor or Receivables that are otherwise originated by UACFC or the Predecessor. See also "Union Acceptance Corporation and Affiliates" herein.

         The applicable Prospectus Supplement will describe the underwriting procedures utilized by any Third Party Originator which sold Receivables to UAC that are included in the Trust to the extent material to investors.

Allocation of Payments

         The Receivables will be either Simple Interest Receivables or Precomputed Receivables. "Simple Interest Receivables" provide for equal monthly payments that are applied, first, to interest accrued to the date of such payment, then to principal due on such date, then to pay any applicable late charges, and then to further reduce the outstanding principal balance. Accordingly, if an Obligor pays a fixed monthly installment before its due date under a Simple Interest Receivable, the portion of the payment allocable to interest for the period since the preceding payment will be less than it would have been had the payment been made on the contractual due date, and the portion of the payment applied to reduce the principal balance of the Receivable will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment under a Simple Interest Receivable after its contractual due date, the portion of such payment allocable to interest for the period since the preceding payment will be greater than it would have been had the payment been made when due, and the portion of such payment applied to reduce the principal balance of the Receivable will be correspondingly less, in which case a larger portion of the principal balance may be due on the final scheduled payment date.

         "Precomputed Receivables" consist of either (i) monthly actuarial receivables ("Actuarial Receivables") or (ii) receivables that provide for allocation of payments according to the "sum of periodic balances" method, similar to the Rule of 78's ("Rule of 78's Receivables"). An Actuarial Receivable provides for amortization of the loan over a series of fixed level payment monthly installments. Each monthly installment, including the monthly installment representing the final payment of the receivable, consists of an amount of interest equal to 1/12 of the annual percentage rate of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly payment. A Rule of 78's Receivable provides for the payment by the Obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest for the term of the receivable. The rate at which the amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal amount of the Receivable are calculated in accordance with the sum of the periodic time balances or the "Rule of 78's". If a Precomputed Receivable is prepaid in full (voluntarily or by liquidation, acceleration or otherwise), under the terms of the Contract a "refund" or "rebate" will be made to the Obligor of the portion of the total amount of payments then due and payable under the Contract allocable to "unearned" interest. Unearned interest is calculated in accordance with the sum of the periodic time balances method or a method equivalent to the "Rule of 78's". The amount of any such rebate under a Precomputed Receivable generally will be less than or equal to the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all payments were made on schedule and generally will be significantly less than such amount.

         Unless otherwise stated in the related Prospectus Supplement, all of the Receivables that are Precomputed Receivables will be Rule of 78's Receivables; however, the Trust will account for all Rule of 78's Receivables as if such Receivables were Actuarial Receivables. Except as otherwise indicated in the related Prospectus Supplement, early payments on Precomputed Receivables ("Payaheads") will be deposited to the Payahead Account as described under "Description of the Transfer and Servicing Agreements -- Accounts". Amounts received upon prepayment in full of a Rule of 78's Receivable in excess of the then outstanding principal balance of such Receivable (computed on an actuarial basis) will not be passed through to Certificateholders, except to the extent necessary to pay interest and principal on the Certificates.

         In the event of the liquidation of a Receivable or the repossession of a Financed Vehicle, amounts recovered are applied first to the expenses of repossession, and then to unpaid principal and interest and any related payment or other fee.

Delinquencies, Repossessions and Net Losses

         Certain information concerning the experience of UAC pertaining to delinquencies, repossessions and net losses with respect to new and used retail automobile, light truck and van receivables (including receivables previously sold by UAC or the Predecessor but which UAC continues to service) will be set forth in each Prospectus Supplement. There can be no assurance that the delinquency, repossession and net loss experience with respect to any Receivables Pool will be comparable to prior experience or to such information.

                    WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

         The weighted average life of the Certificates of any Series generally will be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. For this purpose, the term prepayments includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to defaults, as well as receipts of proceeds, if any, from physical damage, credit life and disability and/or any lender's single interest insurance policies, and the Purchase Amount of Receivables repurchased by UAC due to a breach of a representation or warranty or purchased by the Servicer for administrative purposes. All of the Receivables are prepayable at any time without penalty to the Obligor. The rate of prepayment of automotive receivables is influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the registered lienholder (or the Servicer on behalf of such lienholder). The rate of prepayment on the Receivables may also be influenced by the structure of the loan. In addition, under certain circumstances, UAC will be obligated to repurchase Receivables from a Trust pursuant to the related Purchase Agreement and Pooling and Servicing Agreement as a result of breaches of representations and warranties, and the Servicer will be obligated to purchase Receivables from a Trust pursuant to the related Pooling and Servicing Agreement as a result of breaches of certain covenants. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables" and " -- Servicing Procedures". See also "Description of the Transfer and Servicing Agreements -- Termination" regarding the option of the Servicer or any other entity to purchase or cause the Receivables to be purchased from a Trust.

         A Series of Certificates may include one or more classes of Strip Certificates that are more sensitive than certain other classes of Certificates of the same Series to the rate of payment of the related Receivables. Prospective investors in any such Strip Certificates should consider carefully the information regarding such Certificates in the related Prospectus Supplement.

         In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Certificates of a Series on any Distribution Date since such amount will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period. Unless otherwise provided by a prepayment risk protection arrangement described in the related Prospectus Supplement, any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Certificateholders. The related Prospectus Supplement may also set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular Receivables Pool and the related Series of Certificates or particular classes of Certificates.

                 POOL FACTORS AND OTHER CERTIFICATE INFORMATION

         The "Certificate Pool Factor" for each class of Certificates will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of Certificates and which will indicate the remaining Certificate Balance of such class of Certificates, as of the applicable Distribution Date (after giving effect to distributions to be made on such Distribution Date), as a fraction of the initial Certificate Balance of such class of Certificates. Each Certificate Pool Factor will be 1.0000000 as of the related Closing Date and thereafter will decline to reflect reductions in the applicable Class Certificate Balance. A Certificateholder's portion of the aggregate outstanding Class Certificate Balance will equal the product of (a) the original denomination of such Certificateholder's Certificate and (b) the applicable Certificate Pool Factor at the time of determination.

         Unless otherwise provided in the related Prospectus Supplement, the Certificateholders will receive reports on or about each Distribution Date concerning payments received on the Receivables, the Pool Balance and each Certificate Pool Factor. In addition, Certificateholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Description of the Certificates -- Statements to Certificateholders".

                                 USE OF PROCEEDS

         On each Closing Date, the Depositor will convey the Receivables and, if so provided in the related Prospectus Supplement, the applicable Pre-Funded Amount to the related Trust in exchange for the related Series of Certificates. Unless otherwise provided in the related Prospectus Supplement, the Depositor will apply the net proceeds from the sale of the Certificates to the purchase of the Receivables from UAFC and, if so provided in the related Prospectus Supplement, to fund the Pre-Funding Account. UAFC will use the portion of such proceeds paid to it to repay short-term borrowings and/or to purchase Contracts from UAC and for general corporate purposes, and UAC will use such proceeds for general corporate purposes.

                   UNION ACCEPTANCE CORPORATION AND AFFILIATES

         UAC is an automotive finance company engaged primarily in the indirect financing (the purchase of loan contracts from Dealers) of automobile purchases by individuals.

         UAC consummated its initial public offering of its Class A Common Stock on August 7, 1995. In conjunction with such offering, the Predecessor effected a spin-off of UAC. UAC is no longer a subsidiary of the Predecessor.

         UACFC is a wholly-owned subsidiary of UAC, formed in November 1996 as an Indiana corporation. UACFC is organized primarily for the purpose of purchasing automobile installment sale and installment loan contracts from Dealers in certain states where UAC is not licensed to do so, reselling such receivables to UAC and conducting activities incidental thereto.

         UAFC is a wholly-owned subsidiary of UAC, formed in April 1994 as a Delaware corporation, and is organized for the limited purpose of acquiring from UAC and holding automobile installment sale and installment loan contracts, reselling such receivables and conducting activities incidental thereto. Immediately upon its acquisition of receivables, UAC sells such receivables to UAFC, together with its security interest in the related Financed Vehicle and other collateral. UAFC (or, with respect to certain Receivables, UAC or the Predecessor) is registered as lienholder on the certificates of title for the Financed Vehicles. In March 1998, UAFC acquired the non-prime automobile financing portfolio of Performance Funding Corporation ("PFC"), another wholly-owned subsidiary of UAC, and also succeeded to its business of purchasing non-prime automobile loan contracts from UAC. The related Prospectus Supplement will disclose if any non-prime Receivables will be included in the Trust.

         The Depositor is a wholly-owned subsidiary of UAC, formed in October 1994 as a Delaware corporation and is organized for the limited purpose of acquiring automobile installment sale and installment loan contracts from UAC or UAFC, reselling such receivables and conducting activities incidental thereto.

         The  Depositor  has  taken  steps  in  structuring   the   transactions
contemplated hereby that are intended to ensure that the voluntary or involuntary application for relief by UAC or UAFC under the United States Bankruptcy Code or similar applicable state laws ("Insolvency Laws") will not result in the consolidation of the assets and liabilities of the Depositor with those of UAC, UACFC or UAFC. These steps include the creation of the Depositor as a separate, limited-purpose subsidiary pursuant to a certificate of incorporation containing certain limitations (including restrictions on the nature of the Depositor's business, as described above, and restrictions on the Depositor's ability to commence a voluntary case or proceeding under any Insolvency Law without the unanimous affirmative vote of all its directors). However, there can be no assurance that the activities of the Depositor would not result in a court concluding that the assets and liabilities of the Depositor should be consolidated with those of UAC or UAFC in a proceeding under an Insolvency Law. See "Certain Legal Aspects of the Receivables -- Bankruptcy Matters".

         In addition, tax and certain other statutory liabilities, such as liabilities to the Pension Benefit Guaranty Corporation, if any, relating to the underfunding of pension plans of UAC or its affiliates can be asserted against the Depositor. To the extent that any such liabilities arise after the transfer of Receivables to a Trust, the Trust's interest in the Receivables would be prior to the interest of the claimant with respect to any such liabilities. However, the existence of a claim against the Depositor could permit the claimant to subject the Depositor to an involuntary proceeding under the Bankruptcy Code or other Insolvency Laws. See "Certain Legal Aspects of the Receivables -- Bankruptcy Matters".

                         DESCRIPTION OF THE CERTIFICATES
General

         Each Trust will issue a Series of Certificates pursuant to a Pooling and Servicing Agreement. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the related Certificates and Pooling and Servicing Agreement.

         Unless otherwise specified in the related Prospectus Supplement, the Certificates will be available for purchase in minimum denominations of $1,000 and integral multiples in excess thereof in book-entry form only.

Distributions of Principal and Interest

         The timing and priority of distributions, seniority, allocations of losses, Pass-Through Rate and amount of or method of determining distributions with respect to principal and interest on each class of Certificates of a Series will be described in the related Prospectus Supplement. Distributions on such Certificates will be made on the dates specified in the related Prospectus Supplement (the "Distribution Date") and may be made prior to distributions with respect to principal of such Certificates. To the extent provided in the related Prospectus Supplement, a Series of Certificates may include one or more classes of Strip Certificates entitled to (i) interest distributions with disproportionate, nominal or no principal distributions or (ii) principal distributions with disproportionate, nominal or no interest distributions. Each class of Certificates may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate (and which may be zero for certain classes of Strip Certificates) or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate for each class of Certificates of a Series or the method for determining such Pass-Through Rate.

         To the extent specified in any Prospectus Supplement, one or more classes of Certificates of a given Series may have fixed principal and/or interest distribution schedules or may be correlated to one or more Receivables Pools.

         In the case of a Series of Certificates that includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, distributions in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all holders of Certificates of such class.

Book-Entry Registration

         Unless otherwise specified in the related Prospectus Supplement, each class of Certificates initially will be represented by one or more certificates, in each case registered in the name of the nominee of DTC. Unless another nominee is specified in the related Prospectus Supplement, the nominee of DTC will be Cede & Co. Accordingly, such nominee is expected to be the holder of record of the Certificates of each Series, except for Certificates, if any, retained by the Depositor or UAC. Unless and until Definitive Certificates are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Certificateholder will be entitled to receive a physical certificate representing a Certificate, all references herein and in the related Prospectus Supplement to actions by Certificateholders will refer to actions taken by DTC upon instructions from the Participants, and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders will refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the Certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto.
Beneficial owners of the Certificates ("Certificate Owners") will not be recognized as "Certificateholders" by the related Trustee, as such term is used in each Pooling and Servicing Agreement, and Security Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its participating members ("Participants").

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code (the "UCC") in effect in the State of New York, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for the Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (the "Indirect Participants").

         Unless otherwise specified in the related Prospectus Supplement, Certificate Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or an interest in, the Certificates may do so only through Participants and Indirect Participants. In addition, all Certificate Owners will receive all distributions of principal and interest from the related Trustee through Participants. Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to DTC's nominee. DTC will then forward such payments to the Participants, which thereafter will forward them to Indirect Participants or Certificate Owners.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and to receive and transmit distributions of principal of and interest on the Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Certificates similarly are required to make book-entry transfers and to receive and transmit such payments on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess physical certificates representing the Certificates, the Rules provide a mechanism by which Participants and Indirect Participants will receive payments and transfer interests, directly or indirectly, on behalf of Certificate Owners.

         Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate Owner to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to such Certificates, may be limited due to the lack of a physical certificate representing such Certificates.

         DTC has advised the Depositor that it will take any action permitted to be taken by a Certificate Owner under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account with DTC the Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

         Except as required by law, the related Trustee will not have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of Certificates of any Series held by DTC's nominee, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Definitive Certificates

         Unless otherwise stated in the related Prospectus Supplement, the Certificates of a given Series will be issued in fully registered, certificated form ("Definitive Certificates") to Certificateholders or their respective nominees, rather than to DTC or its nominee, only if (i) the related Trustee determines that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the related Certificates and such Trustee is unable to locate a qualified successor, (ii) the Trustee elects, at its option, to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default, Certificate Owners representing at least a majority of the outstanding principal amount of the Certificates of such Series, advise the related Trustee through DTC that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the related Certificate Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the related Trustee will be required to notify the related Certificate Owners, through Participants, of the availability of Definitive Certificates. Upon surrender by DTC of the certificates representing all Certificates of any affected class and the receipt of instructions for re-registration, the Trustee will issue Definitive Certificates to the related Certificate Owners. Distributions on the related Definitive Certificates will be made thereafter by the related Trustee directly to the holders in whose name the related Definitive Certificates are registered at the close of business on the applicable record date, in accordance with the procedures set forth herein and in the related Pooling and Servicing Agreement. Distributions will be made by check mailed to the address of such holders as they appear on the register specified in the related Pooling and Servicing Agreement; however, the final payment on any Certificates (whether Definitive Certificates or Certificates registered in the name of a depository or its nominee) will be made only upon presentation and surrender of such Certificates at the office or agency specified in the notice of final distribution to Certificateholders.

         Definitive Certificates will be transferable and exchangeable at the offices of the related Trustee (or any security registrar appointed thereby). No service charge will be imposed for any registration of transfer or exchange, but such Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Statements to Certificateholders

         With  respect  to each  Series  of  Certificates,  on or  prior to each
Distribution Date, the Servicer (to the extent applicable to such Certificateholder) will prepare and forward to the related Trustee to be included with the distribution to each Certificateholder of record a statement setting forth for the related Collection Period the following information (and any other information specified in the related Prospectus Supplement):

         (i) the amount of the distribution allocable to principal of each class of Certificates of such Series;

         (ii) the amount of the distribution allocable to interest on each class of Certificates of such Series;

         (iii) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

         (iv) the Class Certificate Balance and Certificate Pool Factor for each class of Certificates of such Series as of the Distribution Date after giving effect to all payments under clause (i) above on such date;

         (v) the balance of any Cash Collateral Account or other form of credit enhancement, after giving effect to any additions thereto or withdrawals therefrom or reductions thereto to be made on the following Distribution Date;

         (vi) with respect to any Series of Certificates as to which a Pre-Funding Account has been established, for Distribution Dates during the Funding Period, the remaining Pre-Funded Amount; and

         (vii) with respect to any Series of Certificates as to which a Pre-Funding Account has been established, for the Distribution Date that falls on or immediately after the end of the Funding Period, if any, the amount of the Pre-Funded Amount that has not been used to purchase Subsequent Receivables.

         Dollar amounts described in items (i), (ii) and (iv) above will be expressed as a dollar amount per $1,000 of initial Class Certificate Balance of such Certificates.

         In addition, within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the related Trustee, as applicable, will mail to each person who at any time during such calendar year shall have been a registered Certificateholder a statement containing certain information for the purposes of such Certificateholder's preparation of federal income tax returns. See "Certain Federal Income Tax Consequences".

List of Certificateholders

         Unless otherwise specified in the related Prospectus Supplement, each Trustee, within 15 days after receipt of written request of the Servicer, will provide the Servicer with a list of the names and addresses of all holders of record as of the most recent record date of the related Series of Certificates. In addition, three or more holders of the Certificates of any Series or one or more holders of such Certificates evidencing not less than 25% of the applicable Certificate Balance may, by written request to the related Trustee, obtain access to the list of all Certificateholders maintained by such Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the related Pooling and Servicing Agreement or under such Certificates.

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

         The following summary describes certain terms of each Purchase Agreement and Pooling and Servicing Agreement (collectively, the "Transfer and Servicing Agreements") pursuant to which the Depositor will purchase Receivables from UAFC, a Trust will purchase Receivables from the Depositor, and the Servicer will agree to service such Receivables. Forms of the Purchase Agreement and Pooling and Servicing Agreement have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the related Transfer and Servicing Agreements.

Sale and Assignment of Receivables

         On the related Closing Date, (i) UAFC will sell and assign to the Depositor pursuant to the related Purchase Agreement, without recourse, its entire right in the related Receivables, including its security interests in the related Financed Vehicles and (ii) the Depositor will sell and assign to the related Trust pursuant to the related Pooling and Servicing Agreement, without recourse, (a) its entire right in such Receivables, including the security interests in the Financed Vehicles, and (b) if so provided in the related Prospectus Supplement, the applicable Pre-Funded Amount. Each Receivable will be identified in a schedule appearing as an exhibit to the related Purchase Agreement and Pooling and Servicing Agreement. The Trustee will, concurrently with such sale and assignment of the Receivables and, if applicable, the Pre-Funded Amount, to the related Trust, execute, authenticate and deliver the related Series of Certificates to the Depositor in exchange for such Receivables and such Pre-Funded Amount, if any. The related Prospectus Supplement will specify whether the property of a Trust will include the Pre-Funded Amount and, if so, the terms, conditions and manner under which Subsequent Receivables will be sold and assigned by the Depositor to the related Trust.

         In each Purchase Agreement, UAFC and UAC will represent and warrant to the Depositor, among other things, that (i) the information provided with respect to the related Receivables is correct in all material respects; (ii) the Obligor on each such Receivable has obtained or agreed to obtain and maintain physical damage insurance covering the Financed Vehicle in accordance with UAC's normal requirements; (iii) at the Closing Date, with respect to Receivables conveyed to a Trust on the Closing Date, and on the applicable Subsequent Transfer Date with respect to any Subsequent Receivables, the Receivables are free and clear of all security interests, liens, charges and encumbrances, other than the lien of the Depositor, and no offsets, defenses or counterclaims against the Depositor, UAFC, UACFC or UAC have been asserted or threatened with respect to the related Receivables; (iv) at the Closing Date or Subsequent Transfer Date, as applicable, each of the related Receivables is secured by a first perfected security interest in the related Financed Vehicle in favor of UAFC (or one of the other Named Leinholders) or all necessary action has been taken by the Named Lienholders to secure such a first perfected security interest; and (v) each of the related Receivables, at the time it was originated, complied and, at the Closing Date or Subsequent Transfer Date, as applicable, complies, in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws. As of the last day of any Collection Period following the discovery by or notice to UAC of a breach of any such representation or warranty that materially and adversely affects the interests of the Depositor or its assignee in a Receivable (or as of the last day of the preceding Collection Period, if UAC so elects), UAC, unless it has cured such breach, will repurchase the Receivable at a price equal to the unpaid principal balance owed by the Obligor thereon plus, if the nonpayment of interest on such Receivable would require a withdrawal from or on any Cash Collateral Account or other form of credit enhancement in connection with the purchase of such Receivable on such date, accrued interest thereon at the applicable Contract Rate to the date of purchase (the "Purchase Amount"), and such Receivable will be considered a "Purchased Receivable" as of such date. In each Pooling and Servicing Agreement, the Depositor will assign certain rights under the related Purchase Agreement to the related Trust, including the right to cause UAC to repurchase Receivables with respect to which it is in breach of any such representation and warranty. The repurchase obligation of UAC pursuant to each Purchase Agreement and Pooling and Servicing Agreement will constitute the sole remedy available to the related Certificateholders or Trustee for any uncured breach of a representation or warranty.

         UAC anticipates that any Receivables purchased from a Third Party Originator will be acquired directly or indirectly by UAFC and assigned to the Trust under the arrangements described above. Any other arrangement in respect of Receivables acquired from a Third Party Originator will be fully described in the applicable Prospectus Supplement.

         If the related Prospectus Supplement provides that the property of a Trust will include a Pre-Funding Account, UAFC will be obligated to sell and assign to the Depositor pursuant to the related Purchase Agreement, and the Depositor will be obligated to sell and assign to the related Trust pursuant to the related Pooling and Servicing Agreement, Subsequent Receivables from time to time during the Funding Period in an aggregate outstanding principal amount approximately equal to the Pre-Funded Amount. The related Trust will be obligated pursuant to the related Pooling and Servicing Agreement to purchase all such Subsequent Receivables from the Depositor subject to the satisfaction, on or before the related Subsequent Transfer Date, of the following conditions precedent, among others: (i) each such Subsequent Receivable shall satisfy the eligibility criteria specified in the related Pooling and Servicing Agreement and shall not have been selected from among the eligible Receivables in a manner that UAFC or the Depositor deems adverse to the interests the related
Certificateholders; (ii) as of the applicable Cutoff Date for such Subsequent Receivables, all of the Receivables in the related Trust, including the Subsequent Receivables to be conveyed to the Trust as of such date, must satisfy the parameters described under "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement; (iii) any required deposit to any Cash Collateral Account or other similar account must have been made; and (iv) UAFC must execute and deliver to the Depositor, and the Depositor must execute and deliver to such Trust, a written assignment conveying such Subsequent Receivables to the Depositor and the related Trust, respectively. In addition, the conveyance of Subsequent Receivables to a Trust is subject to the satisfaction of the following conditions subsequent, among others, each of which must be satisfied within the applicable time period specified in the related Prospectus Supplement: (a) the Depositor must deliver certain opinions of counsel to the related Trustee with respect to the validity of the conveyance of such Subsequent Receivables to the Trust; (b) the Trustee must receive written confirmation from a firm of certified independent public accountants that, as of the end of the period specified therein, the Receivables in the related Receivables Pool, including all such Subsequent Receivables, satisfied the parameters described under "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement; and (c) each of the Rating Agencies must have notified the Depositor in writing that, following the conveyance of the Subsequent Receivables to the Trust, each class of Certificates of the related Series will have the same rating assigned to it by such Rating Agency that it had on the related Closing Date. If any such conditions precedent or conditions subsequent are not met with respect to any Subsequent Receivables within the time period specified in the related Prospectus Supplement, UAC will be required under the related Purchase Agreement and Pooling and Servicing Agreement to repurchase such Subsequent Receivables from the related Trust, at a purchase price equal to the related Purchase Amounts therefor.

Accounts

         Certificate Account. With respect to each Trust, the Servicer will establish and maintain with the related Trustee one or more accounts, in the name of the Trustee on behalf of the related Certificateholders, into which all payments made on or in respect of the related Receivables will be deposited and from which all distributions with respect to the related Certificates will be made (the "Certificate Account"). The amounts on deposit in the Certificate Account will be invested by the Trustee in Eligible Investments.

         Payahead Account. If so provided in the related Prospectus Supplement, the Servicer will establish one or more additional accounts (each a "Payahead Account"), in the name of the Trustee and for the benefit of Obligors on the Receivables, into which, to the extent required by the Agreement, Payaheads on Precomputed Receivables will be deposited until such time as the payment becomes due. Until such time as payments are transferred from the Payahead Account to the Certificate Account, they will not constitute collected interest or collected principal and will not be available for distribution to Certificateholders. The Payahead Account will initially be maintained with the Trustee. Interest earned on the balance in the Payahead Account will be remitted to the Servicer monthly. Collections on a Precomputed Receivable made during a Collection Period shall be applied first to any overdue scheduled payment on such Receivable, then to the scheduled payment on such Receivable due in such Collection Period. If any collections remaining after the scheduled payment is made are insufficient to prepay the Precomputed Receivable in full, then generally such remaining collections shall be transferred to and kept in the Payahead Account until such later Collection Period as the collections may be retransferred to the Certificate Account and applied either to a later scheduled payment or to prepay such Receivable in full.

         Pre-Funding Account. If so provided in the related Prospectus Supplement, the Servicer will establish and maintain an account, in the name of the related Trustee on behalf of the related Certificateholders, into which the Depositor will deposit the Pre-Funded Amount on the related Closing Date (the "Pre-Funding Account"). In no event will the Pre-Funded Amount exceed 25% of the aggregate Certificate Balance of the related Series of Certificates. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Receivables from the Depositor from time to time during the Funding Period. The amounts on deposit in the Pre-Funding Account during the Funding Period will be invested by the Trustee in Eligible Investments. Any investment income received on the Eligible Investments during a Collection Period (such amounts, net of any related investment expenses, "Investment Income") will be included in the interest distribution amount on the following Distribution Date. The Funding Period, if any, for a Trust will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is three calendar months after the related Closing Date. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Certificateholders, in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Certificates. Receivables purchased from Third Party Originators will not be included in the Subsequent Receivables, unless provided otherwise in the Prospectus Supplement.

         Any other accounts to be established with respect to a Trust, including any Cash Collateral Account or yield supplement account, will be described in the related Prospectus Supplement.

         For each Series of Certificates, funds in the Certificate Account, Pre-Funding Account and any other account identified as such in the related Prospectus Supplement (collectively, the "Trust Accounts") will be invested as provided in the related Pooling and Servicing Agreement in Eligible Investments and any related Investment Income will be distributed as described herein and in the related Prospectus Supplement. "Eligible Investments" generally will be limited to investments acceptable to the Rating Agencies as being consistent with the rating of the related Certificates. Except as may be otherwise indicated in the applicable Prospectus Supplement, Eligible Investments will include (i) direct obligations of, and obligations guaranteed by, the United States of America, the Federal National Mortgage Association, or any instrumentality of the United States of America; (ii) demand and time deposits in or similar obligations of any depository institution or trust company (including the Trustee or any agent of the Trustee, acting in their respective commercial capacities) rated P-1 by Moody's or A-1+ by Standard & Poor's (an "Approved Rating") or any other deposit which is fully insured by the Federal Deposit Insurance Corporation; (iii) repurchase obligations with respect to any security issued or guaranteed by an instrumentality of the United States of America entered into with a depository institution or trust company having an Approved Rating (acting as principal); (iv) short-term corporate securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State, the short-term unsecured obligations of which have an Approved Rating, or higher, at the time of such investment; (v) commercial paper having an Approved Rating at the time of such investment; (vi) a guaranteed investment contract issued by any insurance company or other corporation acceptable to the Rating Agencies; (vii) interests in any money market fund having a rating of Aaa by Moody's Investors Service, Inc. or AAAm by Standard & Poor's Ratings Services; and (viii) any other investment approved in advance in writing by the Rating Agencies.

         Except as described herein or in the related Prospectus Supplement, Eligible Investments will be limited to obligations or securities that mature on or before the date of the next scheduled distribution to Certificateholders of such Series; provided, however, that, unless the related Prospectus Supplement requires otherwise, each Pooling and Servicing Agreement will generally permit the investment of funds in any Cash Collateral Account or similar type of credit enhancement account to be invested in Eligible Investments without the limitation that such Eligible Investments mature not later than the business day prior to the next succeeding Distribution Date if (i) the Servicer obtains a liquidity facility or similar arrangement with respect to such Cash Collateral Account or other account and (ii) each rating agency that initially rated the related Certificates confirms in writing that the ratings of such Certificates will not be lowered or withdrawn as a result of eliminating or modifying such limitation.

         The Accounts will be maintained as Eligible Deposit Accounts. "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade. "Eligible Institution" means, with respect to a Trust, (a) the corporate trust department of the related Trustee or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) (i) that has either (A) a long-term unsecured debt rating of at least Baa3 from Moody's Investor's Service, Inc. or (B) a long-term unsecured debt rating, a short-term unsecured debt rating or a certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

Servicing Procedures

         The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables and will, consistent with the related Pooling and Servicing Agreement, follow such collection procedures as it follows with respect to comparable automotive installment contracts that it owns or services for others. The Servicer will continue to follow such normal collection practices and procedures as it deems necessary or advisable to realize upon any Receivables with respect to which the Servicer determines that eventual payment in full is unlikely. The Servicer may sell the Financed Vehicle securing such Receivables at a public or private sale, or take any other action permitted by applicable law.

         Consistent with its normal procedures, the Servicer may, in its discretion, arrange with the Obligor on a Receivable to extend or modify the payment schedule; if, however, the extension of a payment schedule causes a Receivable to remain outstanding on the latest final scheduled Distribution Date of any class of Certificates with respect to a Series of Certificates specified in the related Prospectus Supplement (the "Final Scheduled Distribution Date"), the Servicer will purchase such Receivable as of the last day of the Collection Period preceding such Final Scheduled Distribution Date. The Servicer's purchase obligation will constitute the sole remedy available to the related Certificateholders or Trustee for any such modification of a Contract.

Collections

         With respect to each Trust, the Servicer will deposit all payments (from whatever source) on and all proceeds of the related Receivables collected during a Collection Period into the related Certificate Account not later than two business days after receipt thereof. However, at any time that and for so long as (i) UAC is the Servicer, (ii) no Event of Default shall have occurred and be continuing with respect to the Servicer and (iii) each other condition to making deposits less frequently than daily as may be specified by the Rating Agencies or set forth in the related Prospectus Supplement is satisfied, the Servicer will not be required to deposit such amounts into the Certificate Account until on or before the applicable Distribution Date. Pending deposit into the Certificate Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the Servicer were unable to remit such funds, Certificateholders might incur a loss. To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Purchase Amounts with respect to Receivables purchased by the Servicer.

         Unless otherwise provided in the applicable Prospectus Supplement, Payaheads on Precomputed Receivables will be transferred from the Certificate Account and deposited into the Payahead Account for subsequent transfer to the Certificate Account, as described above under "-- Accounts"

Advances

         Unless otherwise provided in the related Prospectus Supplement, if a Receivable is delinquent more than 30 days at the end of a Collection Period, the Servicer will make an Advance in the amount of 30 days of interest due on such Receivable, but only to the extent that the Servicer, in its sole discretion, expects to recoup the Advance from subsequent collections on the Receivable or from withdrawals from any Cash Collateral Account or other form of credit enhancement. The Servicer will deposit Advances in the Certificate Account on or prior to the date specified therefor in the related Prospectus Supplement. If the Servicer determines that reimbursement of an Advance from subsequent payments on or with respect to the related Receivable is unlikely, the Servicer may recoup such Advance from insurance proceeds, collections made on other Receivables or from any other source specified in the related Prospectus Supplement.

Servicing Compensation and Payment of Expenses

         Unless otherwise specified in the related Prospectus Supplement, the Servicer will be entitled to receive a fee with respect to each Trust (the "Servicing Fee"), equal to one percent (1.00%) per annum (the "Servicing Fee Rate"), payable monthly at one-twelfth the annual rate, of the related aggregate Certificate Balance as of the preceding Distribution Date (after giving effect to distributions to be made on such preceding Distribution Date). Unless otherwise provided in the related Prospectus Supplement, the Servicer also will collect and retain any late fees, prepayment charges, other administrative fees or similar charges allowed by applicable law with respect to the Receivables and will be entitled to reimbursement from each Trust for certain liabilities.

         The Servicing Fee will compensate the Servicer for performing the functions of a third-party servicer of automotive receivables as an agent for the related Trust, including collecting and posting all payments, making Advances, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, and overseeing the collateral in cases of Obligor default. The Servicing Fee will also compensate the Servicer for administering the related Receivables Pool, including accounting for collections and furnishing monthly and annual statements to the related Trustee with respect to distributions, and generating federal income tax information for such Trust and for the related Certificateholders. The Servicing Fee also will reimburse the Servicer for certain taxes, accounting fees, outside auditor fees, data processing costs, and other costs incurred in connection with administering the applicable Receivables Pool.

Distributions

         With respect to each Series of Certificates, beginning on the Distribution Date specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of interest only or principal only) on each class of Certificates entitled thereto will be made by the related Trustee to the related Certificateholders. The timing, calculation, allocation, order, source and priorities of, and requirements for, all distributions to the holders of each class of Certificates will be set forth in the related Prospectus Supplement.

         With respect to each Trust, collections on or with respect to the related Receivables will be deposited into the related Certificate Account for distribution to the related Certificateholders on each Distribution Date to the extent and in the priority provided in the related Prospectus Supplement. Credit enhancement, such as a Cash Collateral Account or yield supplement account or other arrangement, may be available to cover shortfalls in the amount available for distribution on such date to the extent specified in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, and unless otherwise specified therein, distributions in respect of principal of a class of Certificates of a Series will be subordinate to distributions in respect of interest on such class, and distributions in respect of one or more classes of Certificates of a Series may be subordinate to payments in respect of other classes of Certificates. Distributions of principal on the Certificates of a Series may be based on the amount of principal collected or due, or the amount of realized losses incurred, in a Collection Period.

Credit and Cash Flow Enhancement

         The amounts and types of any credit and cash flow enhancement arrangements and the provider thereof, if applicable, with respect to each class of Certificates of a Series will be set forth in the related Prospectus Supplement. To the extent provided in the related Prospectus Supplement, credit or cash flow enhancement may be in the form of subordination of one or more classes of Certificates, Cash Collateral Accounts, Spread Accounts, reserve accounts, yield supplement accounts, letters of credit, surety bonds, insurance policies, over-collateralization, credit or liquidity facilities, guaranteed investment contracts, swaps or other interest rate and/or prepayment rate protection agreements, repurchase obligations, other agreements with respect to third-party payments or other support, cash deposits, or such other arrangements as may be described in the related Prospectus Supplement, or any combination of the foregoing. If specified in the applicable Prospectus Supplement, credit or cash flow enhancement for a class of Certificates may cover one or more other classes of Certificates of the same Series, and credit enhancement for a Series of Certificates may cover one or more other Series of Certificates.

         The existence of a Cash Collateral Account or other form of credit enhancement for the benefit of any class or Series of Certificates is intended to enhance the likelihood of receipt by the Certificateholders of such class or Series of the full amount of principal and interest due thereon and to decrease the likelihood that such Certificateholders will experience losses. Unless otherwise specified in the related Prospectus Supplement, the credit enhancement for a class or Series of Certificates will not provide protection against all risks of loss and will not guarantee repayment of all principal and interest thereon. If losses occur which exceed the amount covered by such credit enhancement or which are not covered by such credit enhancement, Certificateholders will bear their allocable share of such losses, as described in the related Prospectus Supplement. In addition, if a form of credit enhancement covers more than one Series of Certificates, Certificateholders of any such Series will be subject to the risk that such credit enhancement may be exhausted by the claims of Certificateholders of other Series.

         Cash Collateral Account. If so provided in the related Prospectus Supplement, pursuant to the related Pooling and Servicing Agreement the Depositor will establish an account (a "Cash Collateral Account" or "Spread Account") for a Series or class or classes of Certificates, which will be maintained with the related Trustee. Unless otherwise provided in the related Prospectus Supplement, a Cash Collateral Account will be funded by an initial deposit by the Depositor on the Closing Date in the amount set forth in the related Prospectus Supplement and, if the related Series has a Funding Period, may also be funded on each Subsequent Transfer Date to the extent described in the related Prospectus Supplement. As further described in the related Prospectus Supplement, the amount on deposit in the Cash Collateral Account may be increased or reinstated on each Distribution Date, to the extent described in the related Prospectus Supplement, by the deposit thereto of the amount of collections on the related Receivables remaining on such Distribution Date after the payment of all other required payments and distributions on such date. The related Prospectus Supplement will describe the circumstances under which and the manner in which distributions may be made out of any such Cash Collateral Account, either to holders of the Certificates covered thereby or to the Depositor or to any other entity.

Evidence as to Compliance

         Each Pooling and Servicing Agreement will provide that a firm of independent public accountants will furnish annually to the related Trustee a statement as to compliance by the Servicer during the preceding twelve months with certain standards relating to the servicing of the Receivables.

         Each Pooling and Servicing Agreement will also provide for delivery to the related Trustee each year of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the related Pooling and Servicing Agreement throughout the preceding twelve months or, if there has been a default in the fulfillment of any such obligation, describing each such default. The Servicer has agreed or will agree to give each Trustee notice of the occurrence of certain Events of Defaults under the related Pooling and Servicing Agreement.

         Copies of the foregoing statements and certificates may be obtained by Certificateholders by a request in writing addressed to the related Trustee at the Corporate Trust Office for such Trustee specified in the related Prospectus Supplement.

Certain Matters Regarding the Servicer

         Each Pooling and Servicing Agreement will provide that UAC may not resign from its obligations and duties as Servicer thereunder, except upon determination that UAC's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the related Trustee or a successor servicer has assumed UAC's servicing obligations and duties under the related Pooling and Servicing Agreement.

         Each Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees and agents will be under any liability to the related Trust or Certificateholders for taking any action or for refraining from taking any action pursuant to the related Pooling and Servicing Agreement or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties or by reason of reckless disregard of its obligations and duties thereunder. In addition, each Pooling and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to its servicing responsibilities under such Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

         Under the circumstances specified in each Pooling and Servicing Agreement, any entity into which UAC may be merged or consolidated, or any entity resulting from any merger or consolidation to which UAC is a party, or any entity succeeding to the indirect automobile financing and receivable servicing business of UAC, which corporation or other entity assumes the obligations of the Servicer, will be the successor to the Servicer under the related Pooling and Servicing Agreement.

Events of Default

         Unless otherwise provided in the related Prospectus Supplement, "Events of Default" under each Pooling and Servicing Agreement will consist of: (i) any failure by the Servicer or UAC to deliver to the related Trustee for distribution to the related Certificateholders any required payment, which failure continues unremedied for five business days after written notice to the Servicer of such failure from the Trustee or holders of the related Certificates evidencing not less than 25% of the aggregate Certificate Balance (or notional principal amount, if applicable); (ii) any failure by the Servicer, UAC or the Depositor duly to observe or perform in any material respect any covenant or agreement in the related Pooling and Servicing Agreement, which failure materially and adversely affects the rights of the related Certificateholders and which continues unremedied for 60 days after written notice of such failure is given (1) to the Servicer, UAC or the Depositor, as the case may be, by the related Trustee or (2) to the Servicer, UAC or the Depositor, as the case may be, and to the related Trustee by holders of the related Certificates evidencing not less than 25% of the related Certificate Balance (or notional principal amount, if applicable); and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings with respect to the Servicer and certain actions by the Servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

Rights Upon Event of Default

         Unless otherwise provided in the related Prospectus Supplement, as long as an Event of Default under the related Pooling and Servicing Agreement remains unremedied, the related Trustee, upon direction to do so by holders of Certificates of the related Series evidencing not less than 25% of the Certificate Balance (or notional principal amount, if applicable), may terminate all the rights and obligations of the Servicer under such Pooling and Servicing Agreement, whereupon a successor Servicer appointed by the related Trustee or such Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Event of Default other than such appointment has occurred, such trustee or official may have the power to prevent the related Trustee or the related Certificateholders from effecting a transfer of servicing. In the event that the related Trustee is unwilling or unable to act as successor to the Servicer, such Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a successor with assets of at least $50,000,000 and whose regular business includes the servicing of automotive receivables. The related Trustee may arrange for compensation to be paid to such successor Servicer, which in no event may be greater than the servicing compensation paid to the Servicer under the related Pooling and Servicing Agreement.

Waiver of Past Defaults

         Unless otherwise provided in the related Prospectus Supplement, holders of Certificates evidencing not less than a majority of the related aggregate Certificate Balance (or notional principal amount, if applicable) may, on behalf of all such Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Pooling and Servicing Agreement and its consequences, except a default in making any required deposits to or payments from any Account in accordance with the Pooling and Servicing Agreement. No such waiver will impair the Certificateholders' rights with respect to subsequent Events of Default.

Amendment

         Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the related Trustee, without the consent of the related Certificateholders, to cure any ambiguity, correct or supplement any provision therein that may be inconsistent with other provisions therein, or to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement that are not inconsistent with the provisions of the Pooling and Servicing Agreement; provided that such action shall not, in the opinion of counsel satisfactory to the related Trustee, materially and adversely affect the interests of any related Certificateholder. Each Pooling and Servicing Agreement may also be amended by the Depositor, the Servicer and the related Trustee with the consent of the holders of the related Certificates evidencing not less than 51% of the related aggregate Certificate Balance (and notional principal amount, if applicable) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the related Receivables or distributions that are required to be made for the benefit of such Certificateholders or (ii) reduce the aforesaid percentage of the Certificate Balance of such Series that is required to consent to any such amendment, without the consent of the holders of all of the outstanding Certificates of such Series. No amendment of a Pooling and Servicing Agreement shall be permitted unless an opinion of counsel is delivered to the Trustee to the effect that such amendment will not adversely affect the tax status of the Trust.

Termination

     Unless otherwise specified in the related Prospectus Supplement, the obligations of the Servicer, the Depositor and the related Trustee pursuant to the related Pooling and Servicing Agreement will terminate upon the earliest to occur of (i) the maturity or other liquidation of the last Receivable in the related Receivables Pool and the disposition of any amounts received upon liquidation of any such remaining Receivables and (ii) the payment to the related Certificateholders of all amounts required to be paid to them pursuant to the Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, in order to avoid excessive administrative expenses, the Servicer or one or more other entities identified in the related Prospectus Supplement, will be permitted, at its option, to purchase from each Trust or to cause such Trust to sell all remaining Receivables in the related Receivables Pool as of the end of any Collection Period, if the Certificate Balance as of the Distribution Date following such Collection Period would be less than or equal to 10% of the initial Pool Balance, at a purchase price equal to the fair market value of such Receivables, but not less than the sum of (x) the outstanding Pool Balance and
(y) accrued and unpaid interest on such amount computed at a rate equal to the weighted average Contract Rate, minus any amount representing payments received on the Receivables and not yet applied to reduce the principal balance thereof or interest related thereto.

     If and to the extent provided in the related Prospectus Supplement, the related Trustee will, within ten days following a Distribution Date as of which the Pool Balance is equal to or less than 10% of the original Pool Balance, solicit bids for the purchase of the Receivables remaining in such Trust, in the manner and subject to the terms and conditions set forth in such Prospectus Supplement. If such Trustee receives satisfactory bids as described in such Prospectus Supplement, then the Receivables remaining in such Trust will be sold to the highest bidder.

                    CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Security Interest in Vehicles

         Installment sale contracts such as those included in the Receivables evidence the credit sale of automobiles, light trucks and vans by dealers to obligors; the contracts and the installment loan and security agreements also constitute personal property security agreements and include grants of security interests in the vehicles under the UCC. Perfection of security interests in the vehicles is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In all of the States where UAC currently acquires or originates Receivables, a security interest in a vehicle is perfected by notation of the secured party's lien on the vehicle's certificate of title. With respect to the Receivables, the lien is or will be perfected in the name of one of the Named Lienholders. Each Receivable prohibits the sale or transfer of the Financed Vehicle without the lienholder's consent.

         Pursuant to each Purchase Agreement, UAFC will assign its security interests in the Financed Vehicles to the Depositor along with the Receivables. Pursuant to each Pooling and Servicing Agreement, the Depositor will assign its security interests in the Financed Vehicles to the related Trustee along with the Receivables. Because of the administrative burden and expense, neither the Depositor nor the related Trustee will amend any certificate of title to identify itself as the secured party.

         In most states, an assignment such as that under a Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. In many states in which the Receivables were originated, the laws governing certificates of title are silent on the question of the effect of an assignment on the continued validity and perfection of a security interest in vehicles. However, with respect to security interests perfected by a central filing, the UCC in these states provides that a security interest continues to be valid and perfected even though the security interest has been assigned to a third party and no amendments or other filings are made to reflect the assignment. An official comment to the UCC states that this rule should control a security interest in a vehicle which is perfected by the notation of the lien on the certificate of title. Although the comment does not have the force of law, official comments are typically given substantial weight by the courts.

         The other states in which the Receivables were originated have statutory provisions that address or could be interpreted as addressing assignments. However, nearly all of these statutory provisions either do not require compliance with the procedure outlined to insure the continued validity and perfection of the lien or are ambiguous on the issue of whether the procedure must be followed. Under the official comment noted above, if these procedures for noting an assignee's name on a certificate of title are determined to be merely permissive in nature, the procedures would not have to be followed as a condition to the continued validity and perfection of the security interest.

         By not identifying the Trust as the secured party on the certificate of title, the security interest of the Trust in the vehicle could be defeated through fraud or negligence. In the absence of fraud or forgery by the vehicle owner, one of the Named Lienholders or administrative error by state or local agencies, the notation of the UAFC's or the Predecessor's lien on the certificates should be sufficient to protect the Trust against the right of subsequent purchasers of a vehicle or subsequent lenders who take a security interest in a vehicle securing a Receivable. If there are any vehicles as to which one of the Named Lienholders failed to obtain a perfected security interest, its security interest would be subordinate to, among others, subsequent purchasers of the vehicles and holders of perfected security interests. Such a failure, however, would constitute a breach of warranties under the related Pooling and Servicing Agreement and Purchase Agreement and would create an obligation of UAC to repurchase the related Receivable, unless such breach were cured in a timely manner. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

         Under the laws of most states, including most of the states in which the Receivables have been or will be originated, the perfected security interest in a vehicle continues for four months after a vehicle is moved to a state other than the state which issued the certificate of title and thereafter until the vehicle owner re-registers the vehicle in the new state. A majority of states require surrender of a certificate of title to re-register a vehicle. Since UAFC (or one of the other Named Lienholders) will have its lien noted on the certificates of title and the Servicer will retain possession of the certificates issued by most states in which Receivables were or will be originated, the Servicer would ordinarily learn of an attempt at re-registration through the request from the obligor to surrender possession of the certificate of title or would receive notice of surrender from the state of re-registration since the security interest would be noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. In states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection.

         In the ordinary course of servicing receivables, the Servicer takes steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor sells a vehicle, the Servicer must surrender possession of the certificate of title or will receive notice as a result of the lien of UAFC (or one of the other Named Lienholders) noted thereon and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the lien. Under each Pooling and Servicing Agreement, the Servicer is obligated to take appropriate steps, at its own expense, to maintain perfection of security interests in the Financed Vehicles.

         Under the laws of most states, liens for repairs performed on a motor vehicle and liens for unpaid taxes would take priority over even a perfected security interest in a Financed Vehicle. In some states, a perfected security interest in a Financed Vehicle may take priority over liens for repairs.

         UAC and UAFC will represent and warrant in each Purchase Agreement and Pooling and Servicing Agreement that, as of the date of issuance of the Certificates, each security interest in a Financed Vehicle is or will be prior to all other present liens (other than tax liens and liens that arise by operation of law) upon and security interests in such Financed Vehicle. However, liens for repairs or taxes could arise at any time during the term of a Receivable. No notice will be given to the Trustee or Certificateholders in the event such a lien arises.

Repossession

         In the event of a default by vehicle purchasers, the holder of a retail installment sale contract or an installment loan and security agreement has all of the remedies of a secured party under the UCC, except where specifically limited by other state laws. The remedy employed by the Servicer in most cases of default is self-help repossession and is accomplished simply by taking possession of the Financed Vehicle. The self-help repossession remedy is available under the UCC in most of the states in which Receivables have been or will be originated as long as the repossession can be accomplished without a breach of the peace.

         In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court. The vehicle must then be repossessed in accordance with that order.

Notice of Sale; Redemption Rights

         In the event of default by an obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which the obligor may cure the default prior to repossession. Generally, this right of reinstatement may be exercised on a limited number of occasions in any one-year period.

         The UCC and other state laws require the secured party to provide an obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor generally has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossessing, holding, and preparing the collateral for disposition and arranging for its sale, and, to the extent provided in the related retail installment sale contract, and, as permitted by law, reasonable attorneys' fees.

Deficiency Judgments and Excess Proceeds

         The proceeds of resale of the vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. If the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment may be sought. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount.

         Occasionally, after resale of a vehicle and payment of all expenses and all indebtedness, there is a surplus of funds. In that case, the UCC requires the lender to remit the surplus to any holder of a lien with respect to the vehicle or if no such lienholder exists, the UCC requires the lender to remit the surplus to the former owner of the vehicle.

Consumer Protection Laws

         Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts, and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. Those requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the Receivables.

         The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other state statutes, or the common laws in certain states, has the effect of subjecting a seller (and certain related lenders and their assignees) in a consumer credit transaction and any assignee of the seller to all claims and defenses that the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor. Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, the Trustee, as holder of the Receivables, will be subject to any claims or defenses that the purchaser of the related financed vehicle may assert against the seller of the vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the Obligor on the Receivable.

         Under most state motor vehicle dealer licensing laws, dealers of motor vehicles are required to be licensed to sell motor vehicles at retail sale. In addition, with respect to used vehicles, the Federal Trade Commission's Rule on Sale of Used Vehicles requires that all sellers of used vehicles prepare, complete and display a "Buyer's Guide" which explains the warranty coverage for such vehicles. Furthermore, Federal Odometer Regulations promulgated under the Motor Vehicle Information and Cost Savings Act requires that all sellers of used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not provided to the purchaser of the related financed vehicle, the obligor may be able to assert a defense against the seller of the vehicle. If an Obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of UAC's representations and warranties under each Purchase Agreement and Pooling and Servicing Agreement and would create an obligation of UAC to repurchase the Receivable unless such breach were cured in a timely manner. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

         Courts have applied general equitable principles to secured parties pursuing repossession or litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

         In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to consumers.

         UAC will represent and warrant in each Purchase Agreement that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against a Trust for violation of any law and such claim materially and adversely affects the Trust's interest in a Receivable, such violation would constitute a breach of UAC's representations and warranties under the Purchase Agreement and would create an obligation of UAC to repurchase such Receivable unless the breach were cured. See "Description of the Transfer and Servicing Agreements -- Sale and Assignment of Receivables."

Other Limitations

         In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a lender to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a lender from repossessing an automobile, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the automobile at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Bankruptcy Matters

         UAC and UAFC will represent and warrant to the Depositor in each Purchase Agreement, and the Depositor will warrant to the related Trust in each Pooling and Servicing Agreement, that the sales of the Receivables by UAC to UAFC, by UAFC to the Depositor and by the Depositor to the Trust are valid sales of the Receivables to UAFC, the Depositor and such Trust, respectively. Notwithstanding the foregoing, if UAC, UAFC, UACFC or the Depositor were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or such debtor itself were to take the position that the sale of Receivables to UAFC, the Depositor or the Trust should instead be treated as a pledge of such Receivables to secure a borrowing of such debtor, delays in payments of collections of Receivables to Certificateholders could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amounts of such payments could result. If the transfer of Receivables to the Trust is treated as a pledge instead of a sale, a tax or government lien on the property of UAC, UAFC or the Depositor arising before the transfer of the related Receivables to such Trust may have priority over such Trust's interest in such Receivables. If the transactions contemplated herein are treated as a sale, the Receivables would not be part of the UAC's, UAFC's, UACFC's or the Depositor's bankruptcy estate and would not be available to the bankrupt entity's creditors.

         The decision of the U.S. Court of Appeals for the Tenth Circuit, Octagon Gas System, Inc. v. Rimmer (In re Meridian Reserve, Inc.) (decided May 27, 1993), contains language to the effect that under the UCC accounts sold by a debtor would remain property of the debtor's bankruptcy estate, whether or not the sale of the accounts was perfected. Although the Receivables constitute chattel paper under the UCC, rather than accounts, Article 9 of the UCC applies to the sale of chattel paper as well as the sale of accounts, and perfection of a security interest in both chattel paper and accounts may be accomplished by the filing of a UCC-1 financing statement. If, following a bankruptcy of UAC, UAFC or the Depositor, a court were to follow the reasoning of the Tenth Circuit reflected in the above case, then the Receivables could be included in the bankruptcy estate of UAC, UAFC, UACFC or the Depositor, as applicable, and delays in payments of collections on or in respect of the Receivables could occur. UAC and UAFC will warrant to the Depositor in each Purchase Agreement, and the Depositor will warrant to the Trust in each Pooling and Servicing Agreement, that the sale of the related Receivables to the Depositor or the related Trust is a sale of such Receivables to the Depositor and to the Trust, respectively.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of certain federal income tax consequences of the purchase, ownership and disposition of Certificates. The summary does not purport to deal with federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, its does not discuss the tax treatment of Certificateholders that are insurance companies, regulated investment companies or dealers in securities. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Certificates.

         The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Trust will be provided with an opinion of federal tax counsel regarding certain federal income tax matters discussed below. Such opinions, however, are not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Trust and the Certificates and the related terms, parties and documents applicable to such Trust.

         The federal income tax consequences to Certificateholders will vary depending on whether the Trust is treated as a partnership under the Code and applicable Treasury regulations or whether the Trust will be treated as a grantor trust. The Prospectus Supplement for each Series of Certificates will specify whether the Trust will be treated as a partnership or as a grantor trust.

FASITs

         Sections 860H through 860L of the Code provide for the creation of an entity for federal income tax purposes, referred to as a "financial asset securitization investment trust" ("FASIT"). These provisions were effective as of September 1, 1997, but many technical issues concerning FASITs must be addressed by Treasury regulations. To qualify as a FASIT, an entity must meet certain requirements under Section 860L of the Code and must elect such treatment. The applicable Pooling and Servicing Agreement may be amended in accordance with the provisions thereof to provide that the Depositor and trustee will cause a FASIT election to be made for the Trust if the Depositor delivers to the trustee and the Certificate Insurer an opinion of counsel to the effect that, for federal income tax purposes, (i) the deemed issuance of FASIT regular interests (occuring in connection with such election) will not adversely affect the federal income tax treatment of Certificates, (ii) following such election such Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation and (iii) such election will not cause or constitute an event in which gain or loss would be recognized by any Certificateholder or the Trust.

TRUSTS TREATED AS PARTNERSHIPS

Tax Characterization of the Trust as a Partnership

         A  Trust  which  does  not  affirmatively  elect  to  be  treated  as a
corporation  will  be  treated  as  a  partnership  under  applicable   Treasury
regulations as long as there are two or more beneficial owners and will be ignored as a separate entity where there is a single beneficial owner of all classes of the related series. Federal Tax Counsel will deliver its opinion that a Trust will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Pooling and Servicing Agreement and related documents will be complied with, including the making of no affirmative election to be treated as a corporation. Such counsel's opinion will also conclude that the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

         If a Trust were taxable as a corporation for federal income tax purposes, it would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all of its income on the related Receivables, less servicing fees and other deductible expenses. Any such corporate income tax could materially reduce cash available to make distributions on the Certificates, and beneficial owners of Certificates (the "Certificate Owners") could be liable for any such tax that is unpaid by the Trust.

Tax Consequences to Holders of the Certificates

         Treatment of the Trust as a Partnership. The Depositor and the Servicer will agree, and the related Certificate Owners will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owners (including the holder of the Class IC Certificate).

         Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificate Owner will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the related Receivables (including appropriate adjustments for market discount, original issue discount ("OID") and bond premium) and any gain upon collection or disposition of such Receivables. The Trust's deductions will consist primarily of servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (i.e., the Pooling and Servicing Agreement and related documents). The Pooling and Servicing Agreement will provide, in general, that the Certificate Owners will be allocated taxable income of the Trust for each month equal to the sum of: (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the related Pass-Through Rate for such month and interest, if any, on amounts previously due on the Certificates but not yet distributed; (ii) any Trust income attributable to discount on the related Receivables that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) any other amounts of income payable to the Certificate Owners for such month; and
(iv) in the case of an individual, estate or trust, such Certificate Owner's share of income corresponding to the miscellaneous itemized deductions described in the next paragraph. Such allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Certificates over their principal amount. Unless otherwise provided in the related Prospectus Supplement, all remaining taxable income of the Trust will be allocated to the Class IC Certificateholder. In the event the Trust issues interest-only Class I Certificates, the amount allocated to such Certificate Owners will equal the excess of (i) the Class I Pass-Through Rate times the Notional Principal Amount for such month over (ii) the portion of the amount distributed with respect to the Class I Certificates for such month that would constitute a return of basis if the Class I Certificates constituted an instrument described in Section 860G(a)(1)(B)(ii) of the Code, applying the principles of Section 1272(a)(6) of the Code and employing the constant yield method of accrual (utilizing the appropriate prepayment assumption); provided, that no negative accruals shall be permitted, and, provided further, that other deductions derived by the Trust equal to the aggregate remaining capital account balances of the Class I Certificate Owners will be allocated to the Class I Certificates in proportion to the respective capital account balances immediately before the final redemption.

         The portion of expenses of the Trust (including fees to the Servicer, but not interest expense) allocated to taxpayers that are individuals, estates or trusts would be miscellaneous itemized deductions to such taxpayers. Such deductions might be disallowed to such taxpayers in whole or in part and might result in such taxpayers being taxed on an amount of income that exceeds the amount of cash actually distributed to such taxpayers over the life of the Trust. Any net loss of the Trust will be allocated first to the Class IC Certificateholder to the extent of its adjusted capital account then to the other Certificate Owners in the priorities set forth in the Pooling and Servicing Agreement to the extent of their respective adjusted capital accounts, and thereafter to the Class IC Certificateholder.

         The Trust intends to make all calculations relating to market discount income and amortization of premium with respect to both Simple Interest
Receivables and Precomputed Receivables on an aggregate basis rather than a Receivable-by-Receivable basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense, but it is believed that there would not be a material adverse effect on Certificate Owners.

         Discount and Premium. Except as otherwise provided in the related Prospectus Supplement, it is believed that the Receivables were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the related Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)

         If the Trust acquires the related Receivables at a market discount or premium, it will elect to include any such discount in income currently as it accrues over the life of such Receivables or to offset any such premium against interest income on such Receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificate Owners.

         Section 708 Termination. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. Under applicable Treasury regulations, such a 50% or greater transfer would cause a deemed contribution of the assets of the Trust to a new partnership in exchange for interests in the Trust. Such interests in a new partnership would be deemed distributed to the partners of the Trust in liquidation thereof, which would not constitute a sale or exchange. The Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

         Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. With respect to noncorporate Certificate Owners, such capital gain or loss will be short-term, mid-term, or long-term, depending on whether the Grantor Trust Certificate has been held for 12 months or less, more than 12 months but not more than 18 months, or more than 18 months, respectively. (Long-term capital gain tax rates provide a further reduction as compared with mid-term rates; short-term capital gains are taxed at ordinary income tax rates.) A Certificate Owner's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates and, upon sale or other disposition of some of the Certificates, to allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the related Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

         If a Certificate Owner is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

         Allocations Between Transferors and Transferees. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificate Owners in proportion to the principal amount of Certificates (or notional principal amount, in the case of any interest only Certificates) owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Class IC Certificateholder, acting as tax matters partner for the Trust, will be authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

         Section 754 Election. In the event that a Certificate Owner sells its Certificates at a profit (loss), the purchasing Certificate Owner will have a higher (lower) basis in the Certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

         Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis, and the fiscal year of the Trust is expected to be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-l information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

         Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (a) the name, address and identification number of such person, (b) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (c) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

         Unless otherwise specified in the related Prospectus Supplement, the Class IC Certificateholder will be designated as the tax matters partner for each Trust in the related Pooling and Servicing Agreement and, as such, will be responsible for representing the Certificate Owners in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners, and, under certain circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income and losses of the Trust.

         Tax Consequences to Foreign Certificate Owners. Pursuant to a recent change in the safe harbor provisions of Section 864(b)(2)(A) of the Code (applicable to tax years beginning after December 31, 1997), foreign Certificate Owners will not be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons solely as a result of owning or trading Certificates. As a result, the Trust is not obligated to withhold on the portion of its taxable income that is allocable to foreign Certificate Owners at regular graduated rates (35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders), unless such foreign Certificate Owners hold Certificates in connection with the conduct of a U.S. trade or business.

         Interest allocable to a foreign Certificate Owner that does not hold Certificates in connection with the conduct of a U. S. trade or business will not qualify for the exemption for portfolio interest under Section 871(h) of the Code, because underlying receivables owned by the Trust are not in "registered form" as that term is defined in applicable Treasury regulations. As a result, foreign holders of Certificates will be subject to United States withholding tax on interest or OID attributable to the underlying Receivables (whether or not such amount is distributed) at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. Potential investors who are not United States persons should consult their own tax advisors regarding the specific tax consequences of owning a Certificate.

         Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificate Owner fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

TRUSTS TREATED AS GRANTOR TRUSTS

Tax Characterization of Grantor Trusts

         If specified in the related Prospectus Supplement, Federal Tax Counsel will deliver its opinion that the Trust will not be classified as an association taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, beneficial owners of Certificates (referred to herein as "Grantor Trust Certificateholders") will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below. The Certificates issued by a Trust that is treated as a grantor trust are referred to herein as "Grantor Trust Certificates".

         Characterization. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Trust or, to the extent specified in the applicable Prospectus Supplement, in one or more specified pools of Receivables within the Trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables (or a specific pool thereof) in the Trust represented by Grantor Trust Certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Servicer. Under Code Sections 162 or 212, each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees and late payment charges retained by the Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other Section 212 expenses exceed two percent of their respective adjusted gross incomes. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. If the servicing fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "coupon stripping" rules of the Code discussed below.

Stripped Bonds and Stripped Coupons

         Although the tax treatment of stripped bonds is not entirely clear, based on recent guidance by the IRS, it appears that each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under recently issued Treasury regulations (the "Section 1286 Treasury Regulations"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code) such stripped bond will be considered to have been issued with OID. For these purposes, OID is the excess of the "stated redemption price at maturity" (generally, principal and any interest which is not "qualified stated interest") of a debt instrument over its issue price. See "-- Original Issue Discount" below. Based on the preamble to the Section 1286 Treasury Regulations, Federal Tax Counsel is of the opinion that, although the matter is not entirely clear, the interest income on the Certificates at the sum of the Pass-Through Rate and the portion of the Servicing Fee Rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations and such income will be so treated in the Trustee's tax information reporting. It is possible that the treatment described in this paragraph will apply only to that portion of the Receivables in a particular trust as to which there is "excess servicing" and that the remainder of such Receivables will not be treated as stripped bonds, but as undivided interests as described above. Unless indicated otherwise in the applicable Prospectus Supplement, it is not anticipated that Grantor Trust Certificates will be issued with greater than de minimis OID.

         Original Issue Discount. The rules of the Code relating to OID (currently Sections 1271 though 1273 and 1275) will be applicable to a person comparable to a Grantor Trust Certificateholder that acquires an undivided interest in a stripped bond issued or acquired with OID, and such person must include in gross income the sum of the "daily portions," as defined below, of the OID on such stripped bond for each day on which it owns a Certificate, including the date of purchase but excluding the date of disposition. Because payments on such stripped bonds may be accelerated by prepayments on the underlying obligations, OID will be determined as required under Code Section 1272(a)(6). Pursuant to Code Section 1272(a)(6), OID accruals will be calculated based on a constant interest method and a prepayment assumption indicated in such Prospectus Supplement. In the case of an original Grantor Trust Certificateholder, the daily portions of OID generally would be determined as follows. A calculation will be made of the portion of OID that accrues on the stripped bond during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Distribution Date). This will be done, in the case of each full monthly accrual period, by adding (i) the present value of all remaining payments to be received on the stripped bond under the prepayment assumption used in respect of the Grantor Trust Certificates and (ii) any payments received during such accrual period, and subtracting from the total the "adjusted issue price" of the stripped bond at the beginning of such accrual period. No representation is made that the Grantor Trust Certificates will prepay at any prepayment assumption. The "adjusted issue price" of a stripped bond at the beginning of the first accrual period is its issue price (as determined for purposes of the OID rules of the Code) and the "adjusted issue price" of a stripped bond at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. A subsequent Grantor Trust Certificateholder will be required to adjust its OID accrual to reflect its purchase price, the remaining period to maturity and, possibly, a new prepayment assumption. The Servicer will report to all Grantor Trust Certificateholders as if they were original holders.

         With respect to the Receivables, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the Receivables. Subsequent purchasers that purchase Grantor Trust Certificates at more than a de minimis discount should consult their tax advisors with respect to the proper method to accrue such OID.

         Market Discount. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Sections 1276 though 1278 to the extent an undivided interest in a Receivable or stripped bond is considered to have been purchased at a "market discount". Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Receivable or stripped bond allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Section 1276 and 1278.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain or disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

         A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Premium. To the extent a Grantor Trust Certificateholder is considered to have purchased an undivided interest in a Receivable or stripped bond for an amount that is greater than its stated redemption price at maturity of such Receivable or stripped bond, such Grantor Trust Certificateholder will be considered to have purchased the Receivable with "amortizable bond premium" equal in amount to such excess. A Grantor Trust Certificateholder (who does not hold the Certificate for sale to customers or in inventory) may elect under
Section 171 of the Code to amortize such premium. Under the Code, premium is allocated among the interest payments on the Receivables or stripped bonds to which it relates and is considered as an offset against (and thus a reduction of) such interest payments. With certain exceptions, such an election would apply to all debt instruments held or subsequently acquired by the electing holder. Absent such an election, the premium will be deductible as an ordinary loss only upon disposition of the Certificate or pro rata as principal is paid on the Receivables or stripped bonds.

         Election to Treat All Interest as OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificate Owner would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder owns or acquires. See "-- Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable.

         Sale or Exchange of a Grantor Trust Certificate. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID and any market discount included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by any market premium amortized by the Depositor and by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Section 1221 (except in the case of gain attributable to accrued market discount, as noted above under "--Market Discount") and, with respect to noncorporate owners, will be short-term, mid-term, or long-term, depending on whether the Grantor Trust Certificate has been held for 12 months or less, more than 12 months but not more than 18 months, or more than 18 months, respectively. (Long-term capital gain tax rates provide a further reduction as compared with mid-term rates; short-term capital gains are taxed at ordinary income tax rates.)

         Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

         Non-U.S. Persons. Interest or OID paid to non-U.S. Owners of Grantor Trust Certificates will be treated as "portfolio interest" for purposes of United States withholding tax. Such interest (including OID, if any) attributable to the underlying Receivables will not be subject to the normal 30% (or such lower rate provided for by an applicable tax treaty) withholding tax imposed on such amounts provided that (i) the Non-U.S. Certificate Owner is not a "10% shareholder" (within the definition of Section 871(h)(3)) of any obligor on the Receivables; and is not a controlled foreign corporation (within the definition of Section 957) related to any Obligor on the Receivables and (ii) such Certificate Owner fulfills certain certification requirements. Under these requirements, the Certificate Owner must certify, under penalty of perjury, that it is not a "United States person" and must provide its name and address. For this purpose "United States person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations), or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such United States persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996, which are eligible to and elect to be treated as United States persons). If, however, such interest or gain is effectively connected to the conduct of a trade or business within the United States by such Certificate Owner, such owner will be subject to United States federal income tax thereon at graduated rates. Potential investors who are not United States persons should consult their own tax advisors regarding the specific tax consequences of owning a Certificate.

         Information Reporting and Backup Withholding. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

                                       ***

         THE FEDERAL TAX DISCUSSIONS SET FORTH ABOVE ARE INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A CERTIFICATEHOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS OF CERTIFICATES SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

                              ERISA CONSIDERATIONS

         Section 406 of ERISA, and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans (each, a "Plan"), from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Plan. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and parties in interest with respect to such Plans. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons.

         Certain transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulations"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. The likely treatment in this context of Certificates of a given Series will be discussed in the related Prospectus Supplement.

         Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements.

         A plan fiduciary considering the purchase of Certificates of a given Series should consult its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

         The U.S. Department of Labor has granted to the underwriter (or in the case of series offered by more than one underwriter, the lead underwriter) named in each Prospectus Supplement an exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment sales contracts such as the Receivables. The Exemption will apply to the acquisition, holding and resale of nonsubordinated Certificates (referred to herein as "Senior Certificates") by a Plan, provided that certain conditions (certain of which are described below) are met.

         Among the conditions that must be satisfied for the Exemption to apply to the Senior Certificates are the following:

         (1) The Trust is considered to consist solely of obligations which bear interest or are purchased at a discount and which are secured by motor vehicles or equipment, or "qualified motor vehicle leases" (as defined in the Exemption), property that had secured such obligations or qualified motor vehicle leases, cash or temporary investments maturing no later than the next date on which distributions are to be made to the Senior Certificate Owners, and rights of the Trustee under the Pooling and Servicing Agreement and under credit support arrangements with respect to such obligations or qualified motor vehicle leases.

         (2) The acquisition of the Senior Certificates by a Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (3) The rights and interests evidenced by the Senior Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

         (4) The Senior Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P.;

         (5) The related Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

         (6) The sum of all payments made to the underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates; the sum of all payments made to and retained by the Depositor pursuant to the sale of the Contracts to the related Trust represents not more than the fair market value of such Contracts; and the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the related Pooling and Servicing Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith; and

         (7) The Plan investing in the Senior Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended.

         Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest or prohibited transactions only if, among other requirements, (i) in the case of the acquisition of Senior Certificates in connection with the initial issuance, at least fifty percent of the Senior Certificates are acquired by persons independent of the Restricted Group (as defined below), (ii) the Benefit Plan's investment in Senior Certificates does not exceed twenty-five percent of all of the Senior Certificates outstanding at the time of the acquisition and (ii) immediately after the acquisition, no more than twenty-five percent of the assets of the benefit Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Depositor, any underwriter, the related Trustee, the Servicer, any obligor with respect to Contracts included in the related Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "Restricted Group").

         As mentioned above, whether or not the Exemption will apply to the purchase and holding of Senior Certificates by Plans will depend on, among other things, whether the Trust consists solely of permitted assets. The Exemption provides that a Trust may include, among other assets, undistributed cash or temporary investments made therewith maturing no later than the next date on which distributions are to be made to Certificateholders. There can be no assurance that the cash or Eligible Investments in the Cash Collateral Account and the Yield Supplement Account or the cash or Eligible Investments in the Pre-Funding Account or any pre-funding reserve account held by the Trust would meet this definition, and not render the Exemption inapplicable. In view of the foregoing, any Plan fiduciary who proposes to cause a Plan to purchase Senior Certificates should consult with its own counsel with respect to the applicability of the Exemption and should determine whether all of the conditions of the Exemption have been satisfied.

                              PLAN OF DISTRIBUTION

         On the terms and conditions set forth in an underwriting agreement with respect to a given Series (the "Underwriting Agreement"), the Depositor will agree to cause the related Trust to sell to the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Certificates of the related Series set forth therein and in the related Prospectus Supplement.

         In each Underwriting Agreement, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all of the Certificates described therein that are offered hereby and by the related Prospectus Supplement if any of such Certificates are purchased.

     Each Prospectus Supplement will either (i) set forth the price at which each class of Certificates being offered thereby will be offered to the public and any concessions that may be offered to certain dealers participating in the offering of such Certificates or (ii) specify that the related Certificates are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any such Certificates, such public offering prices and such concessions may be changed.

         Each Underwriting Agreement will provide that UAC and the Depositor will indemnify the related underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

         Each Trust may, from time to time, invest the funds in the related Accounts in Eligible Investments acquired from such underwriters.

         Pursuant to each Underwriting Agreement, the closing of the sale of any class of Certificates subject thereto will be conditioned on the closing of the sale of all other classes of Certificates of such Series.

         The place and time of delivery for the Certificates in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.

                                  LEGAL MATTERS

         Certain legal matters relating to the Certificates of any Series will be passed upon for the related Trust, the Depositor and the Servicer by Barnes & Thornburg, Indianapolis, Indiana, and for the underwriters by Cadwalader, Wickersham & Taft, New York, New York or such other firm as shall be identified in the related Prospectus Supplement. Certain federal income tax and other matters will be passed upon for each Trust by Cadwalader, Wickersham & Taft, Barnes & Thornburg or such other firm as shall be identified in the related Prospectus Supplement.

                            INDEX OF PRINCIPAL TERMS

     Set forth below is a list of certain of the more significant terms used in this Prospectus and the pages on which the definitions of such terms may be found herein.

     TERM                                                               PAGE
     Actuarial Receivables...........................................    16
     Advance   ......................................................     7
     Approved Rating.................................................    24
     Cash Collateral Account.........................................    27
     Cede  ..........................................................    13
     Certificate Account  ...........................................    23
     Certificate Balance   ..........................................     5
     Certificate Owners  ............................................20, 35
     Certificate Pool Factor  .......................................    17
     Certificateholders    .......................................... 6, 14
     Certificates   .................................................     1
     Class Certificate Balance   ....................................     3
     Closing Date  ..................................................     5
     Code  ..........................................................    34
     Collection Period  .............................................     7
     Commission   ...................................................     2
     Contracts.......................................................     5
     Contract Rate...................................................     7
     Cutoff Date   ..................................................     4
     Dealers   ......................................................     4
     Definitive Certificates  .......................................    20
     Depositor.......................................................     3
     Distribution Date  .............................................    19
     DTC  ...........................................................    13
     Eligible Deposit Account   .....................................    25
     Eligible Institution   .........................................    25
     Eligible Investments  ..........................................    24
     ERISA  .........................................................     9
     Events of Default  .............................................    28
     Exchange Act....................................................     2
     Exemption.......................................................    42
     FASIT...........................................................    34
     Federal Tax Counsel.............................................     9
     Final Scheduled Distribution Date...............................    25
     Final Scheduled Maturity Date   ................................     7
     Financed Vehicles  .............................................     4
     FTC Rule  ......................................................    32
     Funding Period   ...............................................     5
     Grantor Trust Certificates  ....................................    38
     Grantor Trust Certificateholders................................    38
     Indirect Participants   ........................................    20
     Interest Shortfall..............................................     7
     Investment Income...............................................    24
     IRS  ...........................................................    36
     Named Lienholder or Named Lienholders...........................     8
     Obligor   ......................................................     7
     OID   ..........................................................    34
     Participants   .................................................    20
     Pass-Through Rate    ...........................................     3
     Payaheads.......................................................    16
     Payahead Account   .............................................    23
     PFC.............................................................    45
     Plan  ..........................................................    42
     Plan Assets Regulations.........................................    42
     Pooling and Servicing Agreement   ..............................     3
     Pool Balance....................................................     8
     Precomputed Receivables   ......................................    16
     Predecessor.....................................................     5
     Pre-Funded Amount    ...........................................     5
     Pre-Funding Account    ......................................... 5, 24
     Prospectus Supplement   ........................................     1
     Purchase Agreement..............................................     5
     Purchase Amount  ...............................................    23
     Purchased Receivable............................................    23
     Rating Agency   ................................................     9
     Receivables    .................................................  1, 4
     Receivables Pool  ..............................................    13
     Registration Statement   .......................................     2
     Restricted Group................................................    43
     Rules   ........................................................    20
     Rule of 78's Receivables........................................    16
     Section 1286 Treasury Regulations...............................    39
     Senior Certificates ............................................    43
     Series   .......................................................     1
     Servicer   .....................................................     3
     Servicing Fee   ................................................    26
     Servicing Fee Rate  ............................................    26
     Simple Interest Receivables  ...................................    16
     Spread Account..................................................    27
     Strip Certificates   ...........................................     3
     Subsequent Receivables    ......................................     5
     Subsequent Transfer Date .......................................    10
     Third Party Originator or Third Party Originators...............     5
     Transfer and Servicing Agreements ..............................    22
     Trust    .......................................................     1
     Trust Accounts   ...............................................    24
     Trustee    .....................................................     3
     UAC.............................................................     3
     UACFC...........................................................     5
     UAFC............................................................     4
     UCC   ..........................................................    20
     Underwriting Agreement  ........................................    44

No dealer, salesman, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement and the Prospectus in connection with the offer contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor, the Servicer or the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. The delivery of this Prospectus Supplement and the Prospectus at any time does not imply that the information herein or therein is correct as of any time subsequent to the date hereof.

                                TABLE OF CONTENTS

                                                                            Page

                              Prospectus Supplement
Reports to Certificateholders...........................................   S-2
Summary of Terms........................................................   S-3
Risk Factors ...........................................................  S-12
Formation of the Trust  ................................................  S-13
The Receivables Pool....................................................  S-14
Yield and Prepayment Considerations.....................................  S-18
The Depositor and UAC  .................................................  S-19
The Insurer.............................................................  S-19
The Offered Certificates  ..............................................  S-21
ERISA Considerations....................................................  S-30
Underwriting............................................................  S-30
Legal Opinions..........................................................  S-31
Experts.................................................................  S-31
Index of Principal Terms ...............................................  S-32
Financial Statements of the
   Insurer..............................................................   F-1

                                   Prospectus
Available Information    ...............................................     2
Incorporation of Certain Documents
   by Reference.........................................................     2
Summary of Terms........................................................     3
Risk Factors............................................................    10
The Trusts..............................................................    13
The Receivables Pools...................................................    14
Weighted Average Life of the Certificates...............................    16
Pool Factors and Other
   Certificate Information..............................................    17
Use of Proceeds.........................................................    17
Union Acceptance Corporation and Affiliates.............................    18
Description of the Certificates.........................................    18
Description of the Transfer
   and Servicing Agreements.............................................    22
Certain Legal Aspects of the Receivables................................    29
Certain Federal Income Tax Consequences.................................    33
ERISA Considerations....................................................    42
Plan of Distribution....................................................    43
Legal Matters...........................................................    44
Index of Principal Terms................................................    45

                              $--------------------

                           UACSC [Year] -__ Auto Trust

                                $---------------
                          _____% Class A-1 Money Market
                    Automobile Receivable Backed Certificates

                                $---------------
                           _____% Class A-2 Automobile
                         Receivable Backed Certificates

                                $---------------
                           _____% Class A-3 Automobile
                         Receivable Backed Certificates

                                $---------------
                           _____% Class A-4 Automobile
                         Receivable Backed Certificates

                                $---------------
                           _____% Class A-5 Automobile
                         Receivable Backed Certificates

                        Class I Interest Only Automobile
                         Receivable Backed Certificates

                          Union Acceptance Corporation
                                    Servicer

                         UAC Securitization Corporation
                                    Depositor





                                     [LOGO]







                    Underwriters of the Class A Certificates





                     Underwriter of the Class I Certificates



                              Prospectus Supplement

                               Dated _____________

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

     Expenses in connection with the offering of the Certificates being registered herein are estimated as follows:



   SEC registration fee (1)..................................   $345,361.74
   Legal fees and expenses (2)...............................    406,000.00
   Accounting fees and expenses (2)..........................     74,000.00
   Blue sky fees and expenses  (2)...........................     60,000.00
   Rating agency fees (2)....................................    740,000.00
   Trustees' fees and expenses (2)...........................     24,000.00
   Printing (2)..............................................     30,000.00
   Miscellaneous (2).........................................    184,000.00
                                                              -------------
       Total................................................. $1,863,361.74
                                                              =============
(1) See cover page
(2) Estimate
------------




Item 15.  Indemnification of Directors and Officers.

     Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, suit or proceeding, provided that such officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify such officer or director against the expenses that such officer or director actually and reasonably incurred.

     The Bylaws of UAC Securitization Corporation provide for indemnification of officers and directors to the full extent permitted by the Delaware General Corporation Law.

     The Pooling and Servicing Agreement provides that the Servicer, any subservicer and the partners, directors, officers, employees or agents of any of them will be entitled to indemnification by the Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of such persons duties thereunder or by reason of reckless disregard of such persons obligations and duties thereunder.

Item 16.  Exhibits.


            *  1       Underwriting  Agreement  Standard  Provisions  for  UACSC
                       Trusts

            *  3       Certificate   of   Incorporation   and   Bylaws   of  UAC
                       Securitization Corporation (incorporated by reference to Exhibit 3 to Form S-3 of UACSC 1995-A Grantor Trust, Reg.
                       No. 33- 88352)

            *  4.1(a)  Form of  Pooling  and  Servicing  Agreement  for  Grantor
                       Trusts including form of Certificates (incorporated by reference to Exhibit 4.1(a) to Form S-3 Amendment No. 1 of UACSC Auto Trusts, Reg. No. 33-97320)

            *  4.1(b)  Form of Standard  Terms and  Conditions  of UACSC Grantor
                       Trusts (incorporated by reference to Exhibit 4.1(b) to Form S-3 Amendment No. 1 of UACSC Auto Trusts, Reg. No. 33- 97320)

            *  4.2     Form of Pooling and Servicing  Agreement for trusts other
                       than Grantor Trusts, including form of Certificates

               5(a) Opinion of Barnes & Thornburg with respect to legality of the Certificates, dated June 8, 1998

               5(b) Opinion of Cadwalader, Wickersham & Taft with respect to legality of the Certificates, dated June 8, 1998

                8 Opinion of Cadwalader, Wickersham & Taft with respect to tax matters, dated June 8, 1998

            *  10      Form of Purchase Agreement

               23(a)   Consent of Barnes & Thornburg (included in Exhibit 5.(a))

               23(b)   Consent of  Cadwalader,  Wickersham  & Taft  (included in
                       Exhibit 5(b))

               23(c)   Consent of  Cadwalader,  Wickersham  & Taft  (included in
                       Exhibit 8)

            *  24      Power of Attorney (included on page II-4)

----------------------
*  Previously filed.




Item 17. Undertakings.

     The undersigned Registrant hereby undertakes as follows:

         (a) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (d) For purposes of determining any liability under the Securities Act, each filing of the Registrant's annual reports pursuant to Section 13(a) or
     Section 15(d) of the Certificates Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) To provide to the Underwriters at the closing specified in the Underwriting Agreements certificates in such denominations and registered in such names as required by the Underwriters to provide prompt delivery to each purchaser.

         (f) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         (g) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

         (h) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bonita Springs, State of Florida, on June 8, 1998.



                                             UAC SECURITIZATION CORPORATION
                                             as Depositor
                                             (Registrant)

                                             By /s/ Leeanne W. Graziani
                                                -------------------------------
                                                  Leeanne W. Graziani
                                                    Vice President and Treasurer

                               POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.



UAC SECURITIZATION CORPORATION                        Date: June 8, 1998


         Signature                                    Title
    ----------------------                    ------------------------

    /s/ Thomas M. West*                           President and Director
    -----------------------------                 (Principal Executive Officer)
       Thomas M. West



    /s/ Leeanne W. Graziani
    -----------------------------               Assistant Treasurer (Principal
       Leeanne W. Graziani                        Financial and Accounting
                                                  Officer)

    /s/ Jerry D. Von Deylen*
    -----------------------------               Director
        Jerry D. Von Deylen


    /s/ John M. Stainbrook*
    -----------------------------               Director
       John M. Stainbrook



    -----------------------------               Director
        Gary Mullennix


    /s/ Patrick J. Baker*
    -----------------------------               Director
     Patrick J. Baker


   * The undersigned, Leeanne W. Graziani, executes this Amendment No. 1 as attorney-in-fact of the persons designated above.

/s/ Leeanne W. Graziani
-----------------------
Leeanne W. Graziani

                                  EXHIBIT INDEX

Exhibit No.
-----------

*      1       Underwriting  Agreement  Standard  Provisions
               for UACSC Trusts

*      3       Certificate  of  Incorporation  and Bylaws of
               UAC Securitization  Corporation (incorporated
               by  reference  to  Exhibit  3 to Form  S-3 of
               UACSC   1995-A   Grantor   Trust,   Reg.  No.
               33-88352)

*      4.1(a)  Form of Pooling and  Servicing  Agreement for
               Grantor Trusts including form of Certificates (incorporated by reference to Exhibit 4.1(a) to Form S-3 Amendment No. 1 of UACSC Auto Trusts, Reg. No. 33-97320)

*      4.1(b)  Form of  Standard  Terms  and  Conditions  of
               UACSC Grantor Trusts (incorporated by reference to Exhibit 4.1(b) to Form S-3
               Amendment  No. 1 of UACSC Auto  Trusts,  Reg.
               No. 33-97320)

*      4.2     Form of Pooling and  Servicing  Agreement for
               trusts   other  than   grantor   trusts
               (including form of Certificates)

       5(a)    Opinion of Barnes & Thornburg with respect to
               legality   of   the    Certificates,    dated
               June 8, 1998

       5(b) Opinion of Cadwalader, Wickersham & Taft with respect to legality of the Certificates, dated June 8, 1998

        8 Opinion of Cadwalader, Wickersham & Taft with respect to tax matters, dated
               June 8, 1998

*      10      Form of Purchase Agreement

       23(a)   Consent of Barnes &  Thornburg  (included  in
               Exhibit 5(a))

       23(b)   Consent  of  Cadwalader,  Wickersham  &  Taft
               (included in Exhibit 5(b))

       23(c)   Consent  of  Cadwalader,  Wickersham  &  Taft
               (included in Exhibit 8)

*      24      Power of Attorney (included on page II-4)
-------
*  Previously filed.